UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-4279

Advantus Series Fund, Inc.
(Exact name of registrant as specified in charter)

400 Robert Street North St. Paul, Minnesota			55101-2098
(Address of principal executive offices)			(Zip code)

Eric J. Bentley, Esq. 400 Robert Street North St. Paul, Minnesota 55101-2098
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(651) 665-3500

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2011

ITEM 1.  REPORT TO STOCKHOLDERS.

Filed herewith.

Discover Value.

Annual Report
Advantus Series Fund, Inc.

Offered in Minnesota Life Insurance Company and
Securian Life Insurance Company Variable Products

December 31, 2011

Equities

Index 400 Mid-Cap Portfolio

Index 500 Portfolio

Real Estate Securities Portfolio

Fixed Income

International Bond Portfolio

Bond Portfolio

Mortgage Securities Portfolio

Money Market

Money Market Portfolio

Letter from the President

The economy tiptoed carefully through 2011, avoiding a recession and finishing on a modestly upbeat note.

The year ended with positive economic news in several areas. The economy created approximately 200,000 new jobs in December, above the 100,000 per month it had been adding. Consumer confidence improved, auto sales increased and retail sales rose. A drop in gas prices later in the year deserved some credit for helping boost consumer spending and simultaneously muffling inflation.

But it was not all good news in 2011. Throughout the year, European debt issues continued to wash up on our shores. The varying interests of European countries prevented decisive action to address the sovereign debt crisis. This economic headache will likely continue through next year and beyond.

The Federal Reserve watched these developments closely, concerned that Europe's debt problems could potentially affect our financial institutions and create a banking crisis here. A European recession could also lower demand for U.S. products and hurt our economy.

The U.S. housing market continued to be a source of economic pain. Foreclosures and delinquencies remained high, and home prices continued to fall. Mortgage rates reached historic lows, but tighter loan requirements and a less efficient lending process limited the number of borrowers who benefitted.

The Standard & Poor's 500 Index was essentially flat in a year that saw plenty of ups and downs. Stocks rose or fell by more than one percent on 95 of 252 trading days in 2011. The last six months of 2011 in particular were among the most volatile in the market's history.

In the fixed income markets, investors nervous about Europe and the U.S. economy continued to park money in Treasuries. Growing demand drove yields on the 10-year Treasury down from 3.5 percent at the year's beginning to 1.9 percent at its end, a level unprecedented since the Federal Reserve started keeping official records in 1953.

In commercial real estate, apartments ranked as the strongest sector, enjoying double-digit growth and the pricing power to implement healthy rent increases. Much of the demand for apartments comes from 25 to 30 year olds who are foregoing housing purchases.

Fundamentals in other commercial real estate sectors remain reasonably strong. High quality properties in favorable geographic areas continue to perform well, while shopping centers and office space properties wait for job and spending growth to increase demand.

The best way to describe the economy going into 2012 is "needy." To significantly improve, it needs housing to turn around. It needs the European situation to stabilize. It needs job growth to remain above 200,000 per month. Those developments, unfortunately, may not happen soon. We also are entering a presidential election year, making it less likely that Washington will take significant action on economic issues. Economically, at least, we don't expect 2012 to get off to a roaring start.

Sincerely,

David Kuplic
President, Advantus Series Fund, Inc.

Performance Update

Chris Sebald, CFA, David Land, CFA and Tom Houghton Portfolio Managers

The Bond Portfolio seeks as high a level of long-term total return as is consistent with prudent investment risk. Preservation of capital is a secondary objective. The Bond Portfolio invests in long-term, fixed income, high quality debt instruments. The risks incurred by investing in debt instruments include, but are not limited to, reinvestment of prepaid debt obligations at lower rates of return, and the inability to reinvest at higher interest rates when debt obligations are prepaid more slowly than expected. In addition, the net asset value of the Bond Portfolio may fluctuate in response to changes in interest rates and is not guaranteed.

Bond Portfolio

How did the Portfolio perform during 2011?

The Portfolio's performance for the year ended December 31, 2011, for each class of shares offered was as follows:

Class 1	8.30 percent*
Class 2	8.03 percent*

The Portfolio's benchmark, the Barclays Capital U.S. Aggregate Bond Index**, returned 7.84 percent for the same period.

What influenced the Portfolio's return during the period?

The economy was stable in the first half of the year, and yields on corporate and other non-government bonds fell in comparison to Treasuries, creating gains in those segments of the portfolio. Yields on Treasuries fell significantly in the second half of the year as the economy faltered and the Federal Reserve committed to keeping short term interest rates low at least through 2013.

What other market conditions or events influenced the Portfolio's return during the period?

While the U.S. economy was slowing in the second half, government bonds issued by Greece, Italy and Spain, among others, fell dramatically. Investors lost confidence that bonds from those countries would remain secure. Their debt ratings fell. European bank bonds fell, as the banks are the primary owners of sovereign debt. This in turn pushed spreads of banks and other non-government bonds as U.S. Treasury yields fell.

What strategies and techniques did you employ that specifically affected Portfolio performance?

Based on our views of economic growth, inflation and interest rates, we adjusted the portfolio's sector exposure. In the second quarter, most investors were betting on a lasting recovery through the end of the year. We remained skeptical that growth would continue and reduced portfolio holdings in corporate and other non-government bonds in the second quarter, as the business cycle began the turn toward lower growth. We continued to reduce such holdings as the business cycle turned lower, with GDP disappointing expectations and unemployment claims rising. We lengthened bond portfolio maturities to protect against falling interest rates if the recovery stumbled. When it did, interest rates fell to as low as 1.72 percent on the 10-year Treasury.

We increased exposure to agency mortgage-backed securities (MBS) during this time to provide for higher yields versus Treasuries. In the fourth quarter, we again increased the portfolio's exposure to corporate bonds to obtain higher yields.

We continued to actively trade individual securities to take advantage of undervalued situations in the non-government bond markets. We reversed those trades when relative values had reverted.

What industries or sectors did you emphasize during the period and what is your outlook going forward?

We emphasized corporate bonds and commercial mortgage-backed securities (CMBS). We held a higher weight than our benchmark in these classes earlier in the year, and then reduced that weight before the economic slowdown. Commercial real estate, particularly CMBS, continued to perform very well and we maintained an overweight position versus the benchmark for the year. We lowered our holdings in large banks exposed to continuing mortgage problems from the financial crisis and indirectly to the European government bond crisis.

As we start the new year we hold some optimism for the U.S. economy and its prospects for breaking free from the European sovereign crisis and the European recession that is likely coming. Opinions are quite varied and strong among strategists. Some see an eventual return to normal growth. Others expect market conditions to worsen substantially as a result of the European debt crisis.

We believe the current conditions have to be viewed from the vantage point of the deleveraging process that the U.S. and other Western economies began about four years ago. Since GDP growth and debt growth are typically synchronous, we believe growth will likely remain very low while economies reduce debt.

On the positive side, the U.S. economy never generated strong growth in the first two-and-a-half years of recovery, showing only 3 percent GDP in 2010 and less than 2 percent in 2011, thus the prospect for a severe recession in the near term seems limited. Instead, it is likely that growth will oscillate between levels optimists will find frustratingly low, while narrowly skirting the recession that pessimists expect.

With the 2012 U.S. government budget being more about austerity than economic stimulus, the recession risk may become more acute. The Fed's short-term interest rate policy has convinced the long term bond market that rates are not likely to rise soon. If the economy weakens as the government withdraws stimulus, we think the Fed will continue its policy and may augment it with a third round of quantitative easing. The Fed's strategies to repress interest rates and keep real yields near zero or negative will help buy time only if inflation remains moderately low. In such an environment we see neither great returns nor great losses for fixed income. If we become more comfortable that either the U.S. business cycle will escape some of the risk of Europe or that Europe's policymakers will step in to provide a more credible rescue plan, we expect to add to our non-government bond holdings. The environment where interest rates remain low and inflation is positive, but moderate, can be very good for interest-sensitive bonds such as CMBS, REIT debt and utilities.

The potential for the Fed to expand its quantitative easing program would likely benefit agency MBS—the preferred segment for further bond purchases. Security level credit metrics in all of the segments have certainly improved over the past couple of years. The fundamentals are not holding us back. Despite the recent fall in home prices, we think that housing will reach bottom in the next year or two. Housing valuations and affordability have respectively been restored and even overshot. Further declines in residential housing should be modest and have little impact on non-agency mortgage securities. However strong our fundamental view may be, trading conditions will certainly affect risk exposures. The federal regulations coming into place under the Dodd-Frank Act help to keep liquidity low and trading opportunities cycle dependent.

Ten Largest Bond Holdings

Security description	Market value	% of bond portfolio
U.S. Treasury Bond 5.375%, 02/15/31	$7,290,471	2.1%
U.S. Treasury Note 2.000%, 11/15/21	6,488,170	1.9%
U.S. Treasury Note 0.250%, 12/15/14	5,716,183	1.6%
Federal National Mortgage Association 3.500%, 11/01/41	5,223,689	1.5%
U.S. Treasury Bond 3.750%, 08/15/41	5,210,096	1.5%
U.S. Treasury Note 0.250%, 11/30/13	5,050,591	1.4%
U.S. Treasury Note 0.875%, 11/30/16	4,980,128	1.4%
Federal National Mortgage Association 4.500%, 07/01/41	4,135,199	1.2%
Altria Group, Inc. 10.200%, 02/06/39	4,045,912	1.2%
Time Warner Cable, Inc. 5.400%, 07/02/12	4,039,064	1.2%
	$52,179,503	15.0%

Sector Diversification (shown as a percentage of net assets)

Asset Quality (shown as a percentage of net assets)
(Unaudited)

Comparison of Change in Investment Value*
A Hypothetical $10,000 Investment in Bond Portfolio,
Barclays Capital U.S. Aggregate Bond Index and Consumer Price Index

On the chart above you can see how the Bond Portfolio's Class 2 shares total return compared to the Barclays Capital U.S. Aggregate Bond Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on December 31, 2001 through December 31, 2011, assuming reinvestment of distributions, if any.

*The results shown are past performance and are not an indication of future performance. Current performance may be lower or higher. The investment returns and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Portfolio do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

**The Barclays Capital U.S. Aggregate Bond Index is an unmanaged benchmark composite representing average market-weighted performance of U.S. Treasury and agency securities, investment-grade corporate bonds and mortgage-backed securities with maturities greater than one year.

Performance Update

Tom Houghton Portfolio Manager

The Money Market Portfolio seeks maximum current income to the extent consistent with liquidity and the preservation of capital. It invests in short-term money market instruments and other debt securities that mature within 397 days.

Investment in the Money Market Portfolio is neither insured nor guaranteed by the U.S. Government, and there can be no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share. It is possible to lose money by investing in the Portfolio.

Money Market Portfolio

How did the Portfolio perform during 2011?

For the year ended December 31, 2011 the Portfolio had a net return of 0.00 percent*. This return reflects the waiver, reimbursement or payment of certain of the Portfolio's expenses by its investment advisor and principal underwriter.+ The Portfolio's benchmark, the Three-Month Treasury Bill Index, returned 0.11 percent for the same period.

What influenced the Portfolio's return during the period?

The return on the Portfolio for the year was 0.14 percent before expenses. While higher than the return of the three-month Treasury bill, the return was not large enough to compensate for the expenses of managing the Portfolio.

What other market conditions or events influenced the Portfolio's performance during the period?

The short end of the Treasury yield curve barely budged during the year. Money market rates have been yielding near zero percent for over three years. Yields on Treasuries across the curve fell significantly in the second half of the year as the economy faltered and the Federal Reserve committed to keeping short term interest rates low at least through 2013.

The Fed's explicit commitment to keep rates low resulted in further compression of money market rates throughout the year. The three-month Treasury bill started the year at a 0.12 percent rate and finished it at 0.01 percent. This acted as an anchor on most other money market rates. Yields on 90-day commercial paper collapsed further, generally ranging from 0.05 percent to 0.15 percent. Agency discount notes generally yielded less than 0.05 percent. Issues that traded off the London-Interbank Offered Rate (LIBOR) were the lone bright spot for yield, as concerns about European fiscal situation pushed them up from about 0.30 percent to 0.58 percent. Yields on many floating rate corporate securities and short-dated asset-backed securities (ABS) generally move with the LIBOR, so rates generally rose for those asset classes. Yields on short-dated ABS actually moved up from about 0.30 percent to 0.35 percent to about 0.50 percent to end the year.

What strategies and techniques did you employ that specifically affected the Portfolio's performance?

The Portfolio's performance continues to be driven by its strategy of investing in high-quality U.S. corporate commercial paper (rated at least A-1 by Standard & Poor's and at least P-1 by Moody's). This strategy remains a sound alternative for investors seeking a high degree of safety and liquidity. Commercial paper, however, currently offers little yield above government agency discount notes and Treasury bills of similar maturities. We continue to provide some additional yield for the Portfolio by investing in more short-dated ABS. Yields on short-dated ABS are generally 30 to 35 basis points higher than high-quality commercial paper.

We've also found value in high-quality, floating rate corporate securities. Yields on these securities are also generally 30 to 35 basis points higher than similar-quality commercial paper. We continue to carefully manage the Portfolio's risk exposure. We have not been enticed by the extra yield available by investing in European bank debt. We believe many European banks have too much exposure to the debt of fiscally troubled sovereigns in that region.

What industries or sectors did you emphasize during the period, and what is your outlook for the next 12 months?

We invested primarily in high quality U.S. corporate commercial paper (rated A-1 or higher by Standard & Poor's and P-1 or higher by Moody's) and high quality, short-dated ABS. We also invested in short-term discount notes issued primarily by the government sponsored agencies Fannie Mae and Freddie Mac. Also, the portfolio benefitted from its holdings in longer-dated securities of several high-quality firms.

Given the Fed's explicit commitment to keeping rates low until at least 2013, we see little impetus for money market rates to move up over the next year. We will continue to look for securities tied to LIBOR, but that strategy will only incrementally add to the overall portfolio yield. Most offerings in the short-term market are still fixed-rate and will continue to remain compressed. Given our interest rate outlook, it is likely that yields in the Portfolio will continue to remain near zero.

*The results shown are past performance and are not an indication of future performance. Current performance may be lower or higher. The investment returns and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. Investment in the Money Market Portfolio is neither insured nor guaranteed by the U.S. Government or any other agency, and there can be no assurance that the Portfolio will be able to maintain a stable net asset value of $1.00 per share. Shares upon redemption may be worth more or less than their original cost. Performance figures of the Portfolio do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

+ Effective October 29, 2009, the Board of Directors of the Fund approved an Amended and Restated Net Investment Income Maintenance Agreement among the Fund (on behalf of the Money Market Portfolio), Advantus Capital Management, Inc. ("Advantus Capital") and Securian Financial Services, Inc. ("Securian Financial"). Under such Agreement, Advantus Capital agrees to waive, reimburse or pay Money Market Portfolio expenses so that the Portfolio's daily net investment income does not fall below zero. Securian Financial may also waive its Rule 12b-1 fees. Advantus Capital and Securian Financial each has the option under the Agreement to recover the full amount waived, reimbursed or paid (the "Expense Waiver") on any day on which the Portfolio's net investment income exceeds zero. On any day, however, the Expense Waiver does not constitute an obligation of the Portfolio unless Advantus Capital or Securian Financial has expressly exercised its right to recover a specified portion of the Expense Waiver on that day, in which case such specified portion is then due and payable by the Portfolio. In addition, the right of Advantus Capital and/or Securian Financial to recover the Expense Waiver is subject to the following limitations: (1) if a repayment of the Expense Waiver by the Portfolio would cause the Portfolio's net investment income to fall below zero, such repayment is deferred until a date when repayment would not cause the Portfolio's net investment income to fall below zero; (2) the right to recover any portion of the Expense Waiver expires three years after the effective date of that portion of the Expense Waiver; and (3) any repayment of the Expense Waiver by the Portfolio cannot cause the Portfolio's expense ratio to exceed 1.25%. As of December 31, 2011, Advantus Capital and Securian Financial have collectively waived $1,466,650 pursuant to the Agreement. If Advantus Capital and Securian Financial exercise their rights to be paid such waived amounts, the Portfolio's future yield will be negatively affected for an indefinite period.

Performance Update

Chris Sebald, CFA and David Land, CFA Portfolio Managers

The Mortgage Securities Portfolio seeks a high level of current income consistent with prudent investment risk. The Mortgage Securities Portfolio will invest primarily in mortgage-related securities. The risks incurred by investing in mortgage-related securities include, but are not limited to, reinvestment of prepaid loans at low rates of return, and the inability to reinvest at higher interest rates when mortgages are prepaid more slowly than expected. In addition, the net asset value of the Mortgage Securities Portfolio may fluctuate in response to changes in interest rates and is not guaranteed.

Mortgage Securities Portfolio

How did the Portfolio perform during 2011?

The Portfolio's performance for the year ended December 31, 2011, for each class of shares offered was as follows:

Class 1	7.00 percent*
Class 2	6.73 percent*

The Portfolio's benchmark, the Barclays Capital U.S. Mortgage Backed Securities Index**, returned 6.23 percent for the same period.

What influenced the Portfolio's return during the period?

The economy was stable in the first half of the year. Yields on Treasuries fell significantly in the second half of the year as the economy faltered and the Federal Reserve committed to keeping short term interest rates low at least through 2013.

What other market conditions or events influenced the Portfolio's return during the period?

Our exposures to commercial mortgage-backed securities (CMBS) and asset-backed securities (ABS) were beneficial to the Portfolio. CMBS were buoyed by investors seeking out higher yields and ABS were supported by limited supply. In agency pass-throughs, we focused on mortgage pools that were likely, in our estimation, to prepay slower than generic pools. The majority of the mortgage market is trading at a premium dollar price and mortgage rates are historically low. Therefore, we are focused on finding ways to insulate the Portfolio from mortgage prepayments.

The recurring theme in the mortgage market is government. There are two main thrusts of government policy. First, the government is expanding its program to refinance underwater borrowers through a program called HARP2. Second, numerous ideas are being discussed on ameliorating the foreclosure crisis. The one idea that appears to be gaining some traction is converting foreclosed properties into rentals. The devil is in the details and any successful program appears to be a way off. A successful program would likely help home prices. We anticipate these policy debates to continue in 2012.

What strategies and techniques did you employ that specifically affected Portfolio performance?

We continue to focus on agency mortgages, given the uncertainty surrounding the housing market. Our agency mortgage strategy is largely unchanged. We focus on pools in which borrowers are less likely to refinance their mortgage. These pools offer investors greater income stability than other agency mortgages. We continue to look for attractive CMBS and ABS and selectively add these securities to the portfolio.

What industries or sectors did you emphasize during the period and what is your outlook going forward?

Agency pass-throughs comprise the majority of the Portfolio with smaller exposures to CMBS, ABS and non-agency mortgages. We anticipate the composition of the Portfolio will be similar at the end of 2012.

Last year we mentioned the foreclosure crisis and Government-sponsored enterprise (GSE) reform would be the dominant issues in 2011 and the same is true in 2012. What is new? We believe the housing market is nearing a price bottom. This will be a welcome change when it occurs. The issues surrounding foreclosure processing are playing out slowly. The only real progress to report is that the attorneys general and the large banks are nearing a settlement regarding robo-signing. [Note: Early in 2012, a settlement appeared to be reached between five large mortgage servicers and 49 state attorneys general. The settlement provided funds for principal reductions on some mortgages, refinancing underwater borrowers, and financial compensation for homeowners who were improperly foreclosed upon. The settlement will have no direct effect on agency pass-throughs, since Fannie Mae and Freddie Mac weren't parties to the settlement. The impact on non-agency mortgages remains to be seen, and the details aren't finalized]. The fate of Fannie Mae and Freddie Mac still hangs in the balance. It is doubtful that they will emerge from conservatorship. Yet, they remain a crucial part of housing finance and are well entrenched in the market. It is our estimation that the government will continue to support the enterprises, and their mortgage guarantee business will remain in place. Any other outcome is likely to disrupt the markets. The final resolution of the GSEs appears years away.

There is reason for hope in regards to home prices, despite numerous pending foreclosure sales. On the supply front, very few new homes have been built in the last several years. Foreclosed properties are not substitutes for new homes; therefore consumers may demand new or newer homes versus foreclosed homes. Second, if the government is successful in converting foreclosures into rentals, a major source of supply will be reduced. On the demand side, during the recession, household formation fell. Now that the economy is improving and unemployment is falling, we expect household formation will pickup creating demand for housing. Finally, the combination of historically low rates and rising rents make homeownership look attractive.

*The results shown are past performance and are not an indication of future performance. Current performance may be lower or higher. The investment returns and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Portfolio do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

**The Barclays Capital U.S. Mortgage Backed Securities Index is an unmanaged benchmark composite which includes all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC) and Federal National Mortgage Association (FNMA).

Sector Diversification (shown as a percentage of net assets)

Asset Quality (shown as a percentage of net assets)
(Unaudited)

Comparison of Change in Investment Value*
A Hypothetical $10,000 Investment in Mortgage Securities Portfolio,
Barclays Capital U.S. Mortgage Backed Securities Index and Consumer Price Index

On the chart above you can see how the Mortgage Securities Portfolio's total return compared to the Barclays Capital U.S. Mortgage Backed Securities Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on December 31, 2001 through December 31, 2011, assuming reinvestment of distributions, if any.

Performance Update

James Seifert Portfolio Manager

The Index 500 Portfolio+ seeks investment results that correspond generally to the price and yield performance of the common stocks included in the Standard and Poor's Corporation 500 Composite Stock Index (S&P 500)+. It is designed to provide an economical and convenient means of maintaining a broad position in the equity market as part of an overall investment strategy. The risks incurred by investing in the Index 500 Portfolio include, but are not limited to, the risk that the Portfolio may not be able to replicate the performance of the S&P 500, and the risk of declines in the equity markets generally.

Index 500 Portfolio

How did the Portfolio perform during 2011?

The Portfolio's performance for the year ended December 31, 2011, for each class of shares offered was as follows:

Class 1	1.85 percent*
Class 2	1.59 percent*

The Portfolio's benchmark, the Standard & Poor's 500 Index**, returned 2.11 percent for the same period.

What influenced the Portfolio's return during the period?

The Advantus Series Fund Index 500 Portfolio is passively managed. The Portfolio is fully invested and holds all 500 names at published float-adjusted index weights. The Portfolio seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P 500 Index.

Sector performance was mixed with four of nine sectors ending the year with negative returns. The utility sector ended the year with the strongest return of 14.83 percent. Consumer non-durable names followed with a 13.70 percent return. In terms of size, decile one, (decile segments consist of 50 names) consisting of the mega-cap names and representing a 49 percent weight in the index, ended the period with the strongest return of 3.94 percent. Decile 10, stocks with market caps 3.9 billion and below, ended the period with the weakest return of -2.95 percent.

What other market conditions or events influenced the Portfolio's performance during the period?

The market spent much of the year in whipsaw mode, elated or dashed by day-to-day changes in domestic economic statistics or developments in the European debt crisis. Stocks rose and fell by more than one percent in 95 of 252 trading days. The past six months in particular have been among the most volatile in the market's history.

Stocks of stable businesses with strong balance sheets and names providing higher dividend yields fared the year relatively strong.

What will affect the Portfolio going forward?

The best way to describe our economy is "needy." To significantly improve, it needs housing to turn around. It needs the European situation to stabilize. It needs job growth to remain above 200,000 per month. Those developments, unfortunately, may not happen soon. We are also entering a presidential election year, making it less likely that Washington will take significant action on economic issues.

Growth in the first quarter is likely to remain slow. Economically, at least, we don't expect 2012 to get off to a roaring start.

+"Standard & Poor's®", "S&P®", "S&P 500®", "Standard & Poor's 500", and "500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by the Advantus Series Fund, Inc.-Index 500 Portfolio. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Portfolio.

*The results shown are past performance and are not an indication of future performance. Current performance may be lower or higher. The investment returns and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Portfolio do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

**The S&P 500 Index is a broad, unmanaged index of 500 common stocks which are representative of the U.S. stock market overall.

Ten Largest Stock Holdings

Security description	Shares	Market value	% of stock portfolio
Exxon Mobil Corp.	173,163	$14,677,296	3.6%
Apple, Inc.	33,624	13,617,720	3.3%
International Business Machines Corp.	42,580	7,829,610	1.9%
Chevron Corp.	71,946	7,655,054	1.9%
Microsoft Corp.	270,438	7,020,571	1.7%
General Electric Co.	381,403	6,830,927	1.7%
The Procter & Gamble Co.	99,396	6,630,707	1.6%
AT&T, Inc.	214,087	6,473,991	1.6%
Johnson & Johnson	98,657	6,469,926	1.6%
Pfizer, Inc.	277,705	6,009,536	1.5%
		$83,215,338	20.4%

Sector Diversification (shown as a percentage of net assets)

Comparison of Change in Investment Value*
A Hypothetical $10,000 Investment in Index 500 Portfolio,
S&P 500® Index and Consumer Price Index

On the chart above you can see how the Index 500 Portfolio's total return compared to the S&P 500 Index (as adjusted for dividend reinvestment) and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on December 31, 2001 through December 31, 2011, assuming reinvestment of distributions, if any.

Performance Update

Michael Hastenstab, Ph.D. Portfolio Manager Franklin Advisers, Inc.

The International Bond Portfolio seeks to maximize current income consistent with protection of principal. The Portfolio pursues its objective by investing primarily in debt securities issued by issuers located anywhere in the world. While Advantus Capital Management, Inc. acts as the investment adviser for the Portfolio, Franklin Advisers, Inc. provided investment advice to the International Bond Portfolio under a sub-advisory agreement. Investment risks associated with international investing in addition to other risks include currency fluctuations, political and economic instability, and differences in accounting standards when investing in foreign markets.

International Bond Portfolio

How did the Portfolio perform during 2011?

The Portfolio's performance for the year ended December 31, 2011, for each class of shares offered was as follows:

Class 1	-0.01 percent*
Class 2	-0.26 percent*

The portfolio's benchmark, the the Citigroup World Government Bond Index** returned 6.35 percent, for the same period.

What influenced the Portfolio's return during the period?

The Portfolio underperformed its benchmark mainly due to its currency positions. U.S. Treasuries rallied during the year and the Japanese yen appreciated against the U.S. dollar. Consequently, the Portfolio's large underweighted exposure to the yen detracted significantly from relative performance. Overweighted exposures to Asian ex-Japan and Latin American currencies also detracted from relative performance. Conversely, the Portfolio's underweighted exposure to the euro benefited relative results, but this was partially offset by overweighted exposure to peripheral European currencies.

Sovereign credit exposures and interest rate strategies were largely neutral. Due to the Portfolio's overall defensive duration posture, its underweighted duration exposure to the U.S. negatively impacted relative performance. Select duration exposures to Asia ex-Japan and Latin America, however, added to relative results.

What other market conditions or events influenced the Portfolio's return during the period?

Whether it was the natural disasters in Japan, the spring uprisings across the Arab world, the sovereign debt crisis in Europe, or the growing debt burden and seeming political dysfunction that led to a credit downgrade in the U.S., 2011 was a year defined by challenges that tested the mettle and conviction of investors around the globe.

High volatility and low investor confidence created an environment in which fundamentals often took a backseat to external events. The devastating earthquake and tsunami in Japan and subsequent nuclear crisis disrupted the global supply chain and distorted global growth dynamics for much of the year. Regime change in Egypt and Libya kept tensions high in the Middle East. The sovereign debt crisis in Europe proved to be highly challenging. Eurozone leaders struggled to find the right mix of policies to contain the crisis and maintain confidence in the shared currency.

After risk premiums reached extreme levels in September, the fourth quarter began in strong fashion in October. However, investors' hopes for a swift resolution to the eurozone crisis proved overly optimistic, renewing concerns in November that the region's crisis would devolve into a truly global and systemic risk event. Those fears, in turn, proved to be overly pessimistic as December saw eurozone leaders agree on the framework that would pave the way toward a more unified fiscal union. The European Central Bank lowered interest rates and affirmed its role as lender of last resort for banks by the unprecedented extension of three-year liquidity to the European banking system. As the tumultuous year came to a close, there was evidence that real progress was being made toward a long-term, multi-pronged approach to containing and eventually resolving the crisis. Monetary and fiscal policies in developed and emerging market economies diverged, as growth continued to be quite uneven. We think fears of a hard landing in China and of another recession in the U.S. were overblown during the period.

In emerging markets, growth moderated from very high levels to more sustainable rates due mainly to tighter policies enacted over the prior quarters. We believe emerging markets have room for renewed policy stimulus if needed. We continue to expect that China will avoid a hard landing, given that its government can access large international reserves to manage potential stress in the financial system. In the largest developed economies, the recoveries remain fragile but have been buffered by favorable financial conditions. The U.S. economy has proven fairly resilient.

What strategies and techniques did you employ that affected the Portfolio's performance?

We have been positioned for an environment in which emerging and select developed markets outperform the largest advanced economies. We believe this thesis remains in place despite the massive bout of panic that was triggered during September and November 2011 due to concerns regarding economic and political developments in the U.S. and the eurozone.

While the prospect of higher interest rates is a challenge for many fixed income investors, we have attempted to cushion our strategy from rising yields. Our average duration is less than half that of the benchmark. We have no exposure to U.S. Treasuries or Japanese government bonds, and minimal exposure to eurozone government bonds. We also are seeking to potentially capitalize on rising yields in the U.S. by positioning long the dollar against the Japanese yen, a strategy that we believe should eventually benefit from an increase in interest rate differentials between the U.S. and Japan.

What sectors did you emphasize during the period, and what is your outlook going forward?

Going forward, we believe the multi-speed recovery is likely to continue, although investors need to remain selective as asset and currency trends are unlikely to be uniform. The continued global recovery we are expecting should lead to rising bond yields in most economies.

Actively managed global fixed income investing in a rising interest rate environment can, in our view, offer the opportunity to pursue relatively high yields while taking little duration or credit risk. We expect that the currencies of strongly growing countries that are likely to tighten policy will appreciate in the medium term against the currencies of the G-3 (i.e., the United States, the eurozone and Japan). Monetary policy in G-3 countries is likely to remain loose over an extended period.

We believe the multi-speed global recovery can also create attractive fixed income opportunities beyond currencies. Strong relative fundamentals also support select sovereign credits and even some duration exposures in economies where the extent of likely monetary tightening has already been priced in. Long-term government bond yields in those countries are likely to benefit from improved policymaking and lower risk premiums over the medium term, in our opinion.

We believe the recent flight to perceived safe-haven assets has opened attractive opportunities in currencies and fixed income markets in select economies. In our analysis, the recent widening in emerging-market sovereign bond spreads has increased the value in the sector. The slower growth environment has created financing needs in some countries with solid credit fundamentals that have not issued in several years.

We encourage investors to focus on the underlying fundamentals of their risk exposures and to be more selective going forward. Still, we believe a healthy level of risk appetite is warranted given the global economic recovery already underway.

Ten Largest Bond Holdings

Security description	Market value	% of bond portfolio
Korea Treasury Bond (KRW)—3.000%, 12/10/13	$7,541,727	8.1%
Korea Treasury Bond (KRW)—5.250%, 09/10/12	3,673,665	3.9%
Russia Foreign Bond (USD)—7.500%, 03/31/30	3,451,932	3.7%
Mexican Bonos (MXN)—8.000%, 12/19/13	2,987,236	3.2%
Western Australia Treasury Corp. (AUD)—5.500%, 07/17/12	2,783,858	3.0%
Sweden Government Bond (SEK)—5.500%, 10/08/12	2,580,245	2.8%
Australia Government Bond (AUD)—5.750%, 04/15/12	2,575,867	2.8%
Indonesia Treasury Bond (IDR)—9.500%, 07/15/23	2,556,483	2.7%
Brazil Notas do Tesouro Nacional Serie B (BRL)—6.000%, 05/15/15	2,466,702	2.6%
Indonesia Treasury Bond (IDR)—10.250%, 07/15/27	2,443,793	2.6%
	$33,061,508	35.4%

Country Diversification (shown as a percentage of net assets)

Currency Diversification (shown as a percentage of net assets)

*The results shown are past performance and are not an indication of future performance. Current performance may be lower or higher. The investment returns and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Portfolio do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

**The Citigroup World Government Bond Index is a market capitalization weighted index consisting of the government bond markets from twenty-three countries. Country eligibility is determined based upon market capitalization and investability criteria. The index includes all fixed-rate bonds with a remaining maturity of one year or longer and with amounts outstanding of at least the equivalent of U.S. $25 million. Government securities typically exclude floating or variable rate bonds, U.S./Canadian savings bonds and private placements. Each bond must have a minimum rating of BBB-/Baa3 by S&P or Moody's.

Comparison of Change in Investment Value*
A Hypothetical $10,000 Investment in International Bond Portfolio,
CitiGroup World Government Bond Index and Consumer Price Index

On the chart above you can see how the International Bond Portfolio's total return compared to the CitiGroup World Government Bond Index, and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on December 31, 2001 through December 31, 2011, assuming reinvestment of distributions, if any.

Performance Update

James Seifert Portfolio Manager

The Index 400 Mid-Cap Portfolio seeks to provide investment results generally corresponding to the aggregate price and dividend performance of publicly traded common stocks that comprise the Standard & Poor's 400 MidCap Index (S&P 400)+. It is designed to provide an economical and convenient means of maintaining a diversified Portfolio in this equity security area as part of an over-all investment strategy. The risks incurred by investing in the Index 400 Mid-Cap Portfolio include, but are not limited to, the risk that the Portfolio may not be able to replicate the performance of the S&P 400, and the risk of declines in the market for mid-cap stocks or in the equity markets generally.

Index 400 Mid-Cap Portfolio

How did the Portfolio perform during 2011?

The Portfolio's performance for the year ended December 31, 2011, for each class of shares offered was as follows:

Class 1	-2.02 percent*
Class 2	-2.26 percent*

The Portfolio's benchmark, the Standard and Poor's MidCap 400 Index** returned-1.73 percent for the same period.

What influenced the Portfolio's return during the period?

The Advantus Series Fund Index 400 Portfolio is passively managed. The Portfolio is fully invested and holds all 400 names at published free float-adjusted index weights. The Portfolio seeks investment results that correspond generally to the price and yield performance, before fees and expenses, of the S&P 400 Index.

Sector performance was mixed with five of nine sectors ending the year with negative returns. The utility sector ended the year with the strongest return of 16.02 percent. Transportation names followed with a 14.22 percent return. Technology names led the sectors that detracted from performance with a return of -14.45 percent; its contribution to the index was -1.63 percent. In terms of size, decile three (decile segments consist of 40 names), stocks with market caps between 3.4 and 3.9 billion, ended the year with the strongest return—8.69 percent. Deciles six through 10, the 200 smallest market cap names within the index, ended the year with negative returns.

What other market conditions or events influenced the Portfolio's performance during the period?

The market spent much of the year in whipsaw mode, elated or dashed by day-to-day changes in domestic economic statistics or developments in the European debt crisis. Stocks rose and fell by more than one percent in 95 of 252 trading days. The past six months in particular have been among the most volatile in the market's history.

Stocks of stable businesses with strong balance sheets and names providing higher dividend yields fared the year relatively strong.

What will affect the Portfolio going forward?

The best way to describe our economy is "needy." To significantly improve, it needs housing to turn around. It needs the European situation to stabilize. It needs job growth to remain above 200,000 per month. Those developments, unfortunately, may not happen soon. We are also entering a presidential election year, making it less likely that Washington will take significant action on economic issues.

Growth in the first quarter is likely to remain slow. Economically, at least, we don't expect 2012 to get off to a roaring start.

*The results shown are past performance and are not an indication of future performance. Current performance may be lower or higher. The investment returns and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Portfolio do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

**S&P 400 MidCap Index consists of 400 domestic stocks chosen for market size (median market capitalization of about $610 million), liquidity and industry group representation. It is a market-weighted index (stock price times shares outstanding), with each stock affecting the index in proportion to its market value.

+ "Standard & Poor's®", "S&P®", "Standard & Poor's MidCap 400" and "S&P MidCap 400" are trademarks of the McGraw-Hill Companies, Inc. and have been licensed for use by the Advantus Series Fund, Inc.-Index 400 Mid-Cap Portfolio. The Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's and Standard & Poor's makes no representation regarding the advisability of investing in the Portfolio.

Ten Largest Stock Holdings

Security description	Shares	Market value	% of stock portfolio
Kansas City Southern	16,700	$1,135,767	0.7%
Hansen Natural Corp.	11,511	1,060,623	0.7%
Vertex Pharmaceuticals, Inc.	31,709	1,053,056	0.7%
AMETEK, Inc.	24,341	1,024,756	0.6%
The Macerich Co.	20,059	1,014,985	0.6%
Church & Dwight Co., Inc.	21,748	995,189	0.6%
Green Mountain Coffee Roasters, Inc.	19,747	885,653	0.6%
Henry Schein, Inc.	13,701	882,755	0.6%
Federal Realty Investment Trust	9,653	876,010	0.5%
SL Green Realty Corp.	13,098	872,851	0.5%
		$9,801,645	6.1%

Sector Diversification (shown as a percentage of net assets)

Comparison of Change in Investment Value*
A Hypothetical $10,000 Investment in Index 400 Mid-Cap Portfolio,
S&P MidCap 400® Index and Consumer Price Index

On the chart above you can see how the Index 400 Mid-Cap Portfolio's Class 2 shares total return compared to the S&P 400 MidCap Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on December 31, 2001 through December 31, 2011, assuming reinvestment of distributions, if any.

Performance Update

Joe Betlej, CFA Portfolio Manager

The Real Estate Securities Portfolio seeks above-average income and long-term growth of capital. The Portfolio intends to pursue its objective by investing primarily in equity securities of companies in the real estate industry. Investment risks associated with investing in the Real Estate Securities Portfolio, in addition to other risks, include rental income fluctuations, depreciation, property tax value changes, and differences in real estate market value.

Real Estate Securities Portfolio

How did the Portfolio perform during 2011?

The Portfolio's performance for the year ended December 31, 2011, for each class of shares offered was as follows:

Class 1	5.68 percent*
Class 2	5.42 percent*

The Portfolio's benchmark, the Dow Jones Wilshire Associates Real Estate Securities Index**, returned 8.56 percent for the same period.

What influenced the Portfolio's return during the period?

While the year began on a confident note, that confidence was tempered by a soft economy in the second and third quarter. Macro events further weakened investor confidence. The Japanese earthquake, European sovereign debt concerns, commodity price volatility, a U.S. Government credit downgrade, budget conflicts, and impact of a future presidential election bounced the markets throughout the year.

At the same time, the U.S. economy continued to show modest growth. Corporate earnings grew and companies guardedly began to hire permanent employees. Leading indicators of employment (temporary hiring statistics, average hourly wages and average hours worked) continued to slowly move in a positive direction, and created demand for commercial real estate.

After a bit of a pause mid-year, the employment situation began to translate into better commercial real estate fundamentals. Occupancy rates rebounded solidly for most property types. Rental rate growth became prevalent in sectors such as apartments, self-storage and hotels, in which occupancy reached stabilized levels. Office markets are still difficult. Most office markets remained below stabilized occupancy rates, allowing tenants to hold the balance of power. Still, commercial real estate owners are seeing prospects improve as the new supply of recently developed properties is very minimal. Any increase in demand should improve occupancies, leading to rental rate growth.

Capital availability continued to increase for commercial real estate, and the cost of capital gave publicly traded REITs an advantage against their private peers. With the improved outlook for commercial real estate, sources of capital grew more confident about property cash flows. Banks and life insurance companies continued to be significant lenders to commercial real estate. The commercial mortgage-backed securities (CMBS) market began the year with robust lending, but took a pause after a mid-year securitization failed.

REITs distinguished themselves by having access to the senior unsecured bond market, thanks to the quality of their balance sheets, management and reporting. In 2011, U.S. REITs raised approximately $14.5 billion of senior unsecured debt. In addition, roughly $20 billion of equity was issued by publicly-traded U.S. REITs to shore up their balance sheets and fund acquisitions. The strong availability of capital helped support both real estate asset values, as well as the valuation of real estate stocks.

Dividend increases were also quite prevalent in 2011 as 57 REITs raised their dividends. Median dividend growth was 7.9 percent, signaling stronger, more durable earnings growth. The fact that many REITs are paying out only the minimum required to qualify as a REIT means further dividend increases will be necessary as earnings build.

Self-storage and regional mall property types were the best performing sectors. Self-storage facilities are benefiting from increased occupancy, providing opportunities for substantial rental growth. Regional malls saw remarkably high sales growth (particularly at high productivity centers). That is leading to strong tenant demand and rental increases.

As a result of their diversified portfolios and lower cost of capital, large cap REITs significantly outperformed their small cap brethren (the Portfolio was underweight to large capitalization REITs, negatively impacting performance). Hotel companies were the worst performers as multiples receded when expectations for global GDP growth were reduced throughout the year. The Portfolio benefited from its underweight (versus the benchmark) to diversified and office REITs, and its overweight in specialty REITs. The overweight to hotels and the underweight to self-storage detracted from performance.

What strategies and techniques did you employ that specifically affected Portfolio performance?

The real estate securities sector was fairly volatile in 2011. Portfolio turnover was modestly elevated during the year as we remained disciplined in our buy/sell strategy. In addition, a barbell approach was implemented in the Portfolio, buying varied exposures to quality and beta. When valuations were appropriate, companies with short lease terms (apartments, hotels and self-storage) were added to gain exposure to these rebounding sectors. Geographically, the Portfolio saw increased exposure to technology and oil based markets—sectors that created jobs. On the other hand, holdings in areas dominated by government employment and spending were reduced as political gridlock slowed leasing down in these markets. The Portfolio was also positioned with the expectation that the gap of high multiple and the lower multiple names would contract. Unfortunately, that margin did not narrow considerably.

What is your outlook going forward?

Our industry contacts and management team comments suggest that REIT fundamentals have been slowly improving. While many companies in the U.S. have sufficient cash on their balance sheets, they have been slow to make long-term hiring and expansion decisions, waiting for clarity on taxes, regulation, the elections, and capital availability. The profit cycle, however, is pushing many of these companies to hire again, increasing real estate demand. The technology sector and the exploration and development of oil and gas production have been producing the most jobs, leading to increased demand for commercial real estate properties in those markets. Recent revisions to employment statistics suggest that job formation in the U.S. was not as weak as previously thought, and is growing modestly.

REITs with strong balance sheets, low cost of capital and growing dividends have the wind at their back. A low-growth economy can still be a productive environment for well-positioned REITs. That environment constrains new supply and favors companies with low cost of capital. New supply remains virtually non-existent in most property types, allowing any incremental new demand to absorb market vacancies.

Risks to the story, however, come mainly from macro events: a global credit crunch leading to weaker global GDP growth and capital availability; instability in the Middle East and its impact on oil pricing; and failure to address governmental budget issues and debt loads. Uncertainty over whether economic growth can be sustained is likely to keep markets volatile in the near term. If an economic slowdown leads to a drop in corporate earnings, commercial real estate fundamentals could be affected.

Sales of lender-owned foreclosed properties may soon come into the market, which would reward the patience of the REITs with dry powder and low cost of capital. A spike in interest rates, however, could also derail the REIT recovery because of strong REIT dependence on financing. A higher cost of capital would impact valuations and the ability to buy assets.

We still expect earnings growth to continue for certain sectors of the real estate market, thanks to the long-term nature of commercial real estate leases and a very limited new supply of competitive property coming to market. We expect earnings multiples to be flat for the coming year as the early cyclicals in the group (apartments) are likely to see their growth moderate, while late cyclical groups (office) should see their occupancies pick up, boosting near-term growth. In general, price movement should track earnings and dividend growth.

Ten Largest Stock Holdings

Security description	Shares	Market value	% of stock portfolio
Simon Property Group, Inc.	73,079	$9,422,806	9.8%
Equity Residential	96,600	5,509,098	5.7%
Boston Properties, Inc.	45,083	4,490,267	4.7%
ProLogis, Inc.	128,881	3,684,708	3.8%
Ventas, Inc.	64,396	3,550,151	3.7%
Health Care REIT, Inc.	63,700	3,473,561	3.6%
HCP, Inc.	82,400	3,413,832	3.5%
Public Storage	24,400	3,280,824	3.4%
AvalonBay Communities, Inc.	23,900	3,121,340	3.2%
The Macerich Co.	54,369	2,751,072	2.9%
		$42,697,659	44.3%

Sector Diversification (shown as a percentage of net assets)

Comparison of Change in Investment Value*
A Hypothetical $10,000 Investment in Real Estate Securities Portfolio,
Dow Jones Wilshire Associates Real Estate Securities Index and Consumer Price Index

On the chart above you can see how the Real Estate Securities Portfolio's Class 2 shares total return compared to the Dow Jones Wilshire Associates Real Estate Securities Index and the Consumer Price Index. The three lines represent the total return of a hypothetical $10,000 investment made on December 31, 2001 through December 31, 2011, assuming reinvestment of distributions, if any.

*The results shown are past performance and are not an indication of future performance. Current performance may be lower or higher. The investment returns and principal value of an investment will fluctuate so that shares upon redemption may be worth more or less than their original cost. Performance figures of the Portfolio do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. When such charges are deducted, actual investment performance in a variable policy or contract will be lower.

**The Dow Jones Wilshire Associates Real Estate Securities Index is a market capitalization-weighted index of equity securities whose primary business is equity ownership of commercial real estate (REITS).

Report of Independent Registered Public Accounting Firm

The Board of Directors and Shareholders
Advantus Series Fund, Inc.

We have audited the accompanying statements of assets and liabilities, including the schedules of investments in securities, of the Bond, Money Market, Mortgage Securities, Index 500, International Bond, Index 400 Mid-Cap, and Real Estate Securities Portfolios (the Portfolios) of Advantus Series Fund, Inc. as of December 31, 2011, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Portfolios' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2011, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Bond, Money Market, Mortgage Securities, Index 500, International Bond, Index 400 Mid-Cap, and Real Estate Securities Portfolios of Advantus Series Fund, Inc. as of December 31, 2011, and the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

  KPMG LLP

Minneapolis Minnesota
February 24, 2012

Advantus Series Fund, Inc.
Investments in Securities

December 31, 2011

(Percentages of each investment category relate to total net assets)

	Principal	Value(a)
Bond Portfolio
Long-Term Debt Securities (97.3%)
Government Obligations (50.5%)
Other Government Obligations (1.7%)
Provincial or Local Government Obligations (1.7%)
County of Sarasota FL, 7.016%, 10/01/40	$515,000	$569,909
Douglas County Public Utility District No. 1, 5.450%, 09/01/40	1,185,000	1,280,523
New Jersey Transportation Trust Fund Authority, 5.754%, 12/15/28	1,050,000	1,142,935
Port Authority of New York & New Jersey, 4.926%, 10/01/51	3,055,000	3,151,141
		6,144,508
U.S. Government Agencies and Obligations (48.8%)
Federal Home Loan Mortgage Corporation (FHLMC) (13.7%)
3.500%, 10/01/25	878,875	925,928
3.500%, 12/01/40	954,670	981,043
3.500%, 02/01/41	957,448	983,898
4.000%, 09/01/40	1,340,102	1,415,307
4.000%, 10/01/40	1,360,444	1,428,926
4.000%, 11/01/40	4,046,692	4,286,020
4.000%, 02/01/41	961,335	1,014,683
4.000%, 08/01/41	1,966,368	2,072,417
4.500%, 01/01/41	1,926,690	2,042,767
4.500%, 02/01/41 (b)	1,455,151	1,561,539
4.500%, 03/01/41	1,947,118	2,075,379
4.500%, 04/01/41	1,943,591	2,081,336
5.000%, 04/01/35 (b)	645,449	694,486
5.000%, 08/01/35 (b)	356,730	383,831
5.000%, 11/01/35 (b)	1,039,684	1,118,671
5.000%, 11/01/39 (b)	1,285,290	1,407,036
5.000%, 03/01/40	6,074,852	6,647,911
5.000%, 04/01/40	1,316,480	1,423,902
5.000%, 08/01/40	867,147	932,620
5.500%, 12/01/17 (b)	221,241	242,487
5.500%, 06/01/20 (b)	419,555	458,271
5.500%, 10/01/20 (b)	631,022	685,112
5.500%, 11/01/23	488,290	533,550
5.500%, 05/01/34 (b)	2,424,194	2,690,563
5.500%, 10/01/34 (b)	1,118,563	1,233,430
5.500%, 07/01/35 (b)	1,744,033	1,903,987
5.500%, 10/01/35 (b)	1,616,718	1,782,741
5.500%, 12/01/38 (b)	1,979,133	2,165,674
6.000%, 11/01/33 (b)	1,333,481	1,485,419
6.500%, 09/01/32 (b)	185,340	211,438
6.500%, 06/01/36 (b)	1,256,262	1,421,125
7.000%, 12/01/37 (b)	891,403	1,016,426
		49,307,923
Federal National Mortgage Association (FNMA) (22.7%)
3.500%, 11/01/25	903,841	955,064

	Principal	Value(a)
3.500%, 01/01/26	$916,931	$968,896
3.500%, 11/01/40	952,878	982,627
3.500%, 01/01/41	963,036	991,898
3.500%, 02/01/41	513,488	530,000
3.500%, 04/01/41	836,728	861,805
3.500%, 11/01/41	5,068,616	5,223,689
4.000%, 12/01/40	937,405	996,895
4.000%, 04/01/41	2,903,851	3,071,803
4.000%, 08/01/41	1,893,607	1,991,590
4.000%, 09/01/41	1,973,919	2,086,852
4.500%, 01/01/27 (c)	2,995,000	3,192,483
4.500%, 03/01/39	792,962	844,489
4.500%, 06/01/39	955,031	1,025,146
4.500%, 04/01/40	2,160,944	2,343,230
4.500%, 04/01/41	4,821,080	5,198,055
4.500%, 07/01/41	5,846,795	6,252,461
4.500%, 01/01/42 (c)	1,645,000	1,750,383
5.000%, 05/01/18	92,351	100,700
5.000%, 06/01/18	189,384	205,677
5.000%, 07/01/18	411,052	448,213
5.000%, 07/01/23	577,266	632,577
5.000%, 11/01/33	315,940	341,671
5.000%, 05/01/34	137,154	148,324
5.000%, 12/01/34	1,634,032	1,767,110
5.000%, 04/01/35	419,497	453,661
5.000%, 08/01/35 (b)	907,661	981,299
5.000%, 04/01/38	750,212	829,363
5.000%, 12/01/39	846,426	935,727
5.000%, 04/01/41	989,138	1,088,550
5.500%, 01/01/17 (b)	253,083	274,935
5.500%, 09/01/17	64,753	71,174
5.500%, 02/01/18	237,931	259,707
5.500%, 03/01/18	466,947	507,556
5.500%, 04/01/33 (b)	1,516,544	1,678,205
5.500%, 10/01/33	502,985	549,843
5.500%, 12/01/33 (b)	435,724	482,171
5.500%, 01/01/34	791,122	864,824
5.500%, 02/01/34	507,071	561,123
5.500%, 03/01/34 (b)	1,294,480	1,434,618
5.500%, 04/01/34 (b)	2,667,991	2,945,436
5.500%, 09/01/34	171,844	190,162
5.500%, 02/01/35 (b)	822,403	904,929
5.500%, 04/01/35 (b)	1,300,578	1,428,243
5.500%, 06/01/35	552,277	603,037
5.500%, 08/01/35 (b)	886,481	969,065
5.500%, 10/01/35 (b)	1,044,147	1,162,956
5.500%, 11/01/35	701,578	766,060
5.500%, 12/01/35	484,364	531,321
5.500%, 07/01/36	999,904	1,092,431
5.500%, 12/01/39	638,995	701,718
6.000%, 09/01/17 (b)	354,578	386,366
6.000%, 08/01/23	430,136	468,698
6.000%, 10/01/32 (b)	1,023,564	1,146,427
6.000%, 11/01/32 (b)	765,227	857,081
6.000%, 03/01/33 (b)	935,369	1,047,647
6.000%, 04/01/33	121,279	135,193
6.000%, 12/01/33	544,133	606,558
6.000%, 01/01/36	479,292	533,229
6.000%, 08/01/37	469,896	520,426
6.000%, 09/01/37	677,159	756,326
6.000%, 10/01/38	716,294	802,274
6.000%, 12/01/38	775,145	859,954

See accompanying notes to financial statements.

Advantus Series Fund, Inc.
Investments in Securities – continued

	Principal	Value(a)
6.000%, 06/01/40	$579,755	$639,019
6.500%, 12/01/31	239,314	273,076
6.500%, 02/01/32 (b)	80,130	91,468
6.500%, 04/01/32	401,856	459,018
6.500%, 05/01/32	156,593	179,011
6.500%, 07/01/32	336,256	382,994
6.500%, 08/01/32	480,815	548,647
6.500%, 09/01/32	309,133	351,972
6.500%, 10/01/32	416,760	474,687
6.500%, 11/01/36	604,131	678,536
6.500%, 08/01/37	168,011	188,844
6.500%, 11/01/37	711,383	797,663
6.500%, 11/01/39	829,250	923,088
7.000%, 07/01/31 (b)	284,779	332,037
7.000%, 09/01/31 (b)	398,576	465,025
7.000%, 11/01/31 (b)	467,875	548,944
7.000%, 02/01/32	96,679	112,628
7.000%, 03/01/32	63,021	73,354
7.000%, 07/01/32	230,559	267,969
7.500%, 04/01/31	270,620	323,676
7.500%, 05/01/31	64,434	77,057
		81,488,644
Government National Mortgage Association (GNMA) (1.5%)
0.413%, 06/17/45 (b) (d) (e)	13,859,884	308,299
4.920%, 05/16/34	973,993	1,027,523
5.000%, 12/15/39	69,643	77,893
5.000%, 01/15/40	1,650,276	1,837,531
5.500%, 07/15/38 (b)	1,038,626	1,171,213
5.500%, 10/15/38	846,955	961,691
8.500%, 10/15/22	19,622	20,212
		5,404,362
U.S. Treasury (10.9%)
U.S. Treasury Bond
3.750%, 08/15/41	4,430,000	5,210,096
5.375%, 02/15/31 (f)	5,115,000	7,290,471
U.S. Treasury Note
0.250%, 11/30/13	5,050,000	5,050,591
0.250%, 12/15/14	5,735,000	5,716,183
0.875%, 11/30/16	4,965,000	4,980,128
1.375%, 11/30/18	3,145,000	3,155,813
1.875%, 07/15/13 (g)	1,294,524	1,353,688
2.000%, 11/15/21	6,415,000	6,488,170
		39,245,140
Total government obligations (cost: $172,158,230)		181,590,577
Asset-Backed Securities (5.8%)
AmeriCredit Automobile Receivables Trust
0.840%, 06/09/14	744,363	744,264
2.850%, 08/08/16	1,000,000	993,075
Chrysler Financial Auto Securitization Trust, 1.650%, 11/08/13	1,180,000	1,176,585
Conseco Financial Corp.
6.400%, 10/15/18	193,122	197,467
7.300%, 11/15/28	588,030	601,847
7.400%, 06/15/27	416,673	439,986

	Principal	Value(a)
Countryplace Manufactured Housing Contract Trust, 5.200%, 12/15/35 (d) (h) (i) (m)	$1,755,000	$1,654,362
Countrywide Asset-Backed Certificates
5.934%, 05/25/37 (d)	1,996,298	1,181,120
5.962%, 03/25/34 (d)	768,193	416,740
Ford Credit Auto Owner Trust, 2.790%, 08/15/13	168,156	168,989
GMAC Mortgage Corp. Loan Trust
5.952%, 08/25/37 (b) (d)	3,095,000	2,002,880
6.088%, 10/25/36 (b) (j)	1,239,422	820,787
Nordstrom Private Label Credit Card Master Note Trust, 2.280%, 11/15/19 (m)	1,400,000	1,406,512
Origen Manufactured Housing
5.700%, 01/15/35 (d)	1,445,928	1,511,604
5.730%, 11/15/35 (d)	558,925	588,393
5.860%, 06/15/36 (d)	625,973	655,277
World Financial Network Credit Card Master Trust
0.408%, 02/15/17 (d) (m)	3,080,000	3,051,129
3.960%, 04/15/19	3,000,000	3,201,242
Total asset-backed securities (cost: $23,462,641)		20,812,259
Other Mortgage-Backed Securities (7.4%)
Collateralized Mortgage Obligations/Mortgage Revenue Bonds (1.3%)
Banc of America Alternative Loan Trust
5.583%, 11/25/35 (d)	1,465,942	48,356
5.583%, 11/25/35 (d)	15,973	—
5.671%, 01/25/36 (d)	678,012	11,765
BHN I Mortgage Fund, 0.010%, 07/01/12 (h) (i) (k) (l) (m)	57,000	—
BlackRock Capital Finance L.P., 7.750%, 09/25/26 (h) (m)	84,904	23,906
Credit-Based Asset Servicing and Securitization LLC, 6.240%, 10/25/36 (j) (m)	469,763	495,704
Global Mortgage Securitization Ltd.
5.250%, 04/25/32 (b) (k)	737,215	599,463
5.250%, 11/25/32 (b) (i) (k) (m)	1,310,466	1,061,369
JPMorgan Mortgage Trust
2.648%, 11/25/33 (d)	1,020,296	779,106
3.911%, 04/25/37 (d)	399,580	281,373
Mellon Residential Funding Corp., 6.750%, 06/25/28	50,658	53,764
Residential Accredit Loans, Inc., 5.750%, 05/25/33	1,553,568	1,411,805
		4,766,611
Commercial Mortgage-Backed Securities (6.1%)
Asset Securitization Corp.
7.439%, 02/14/43 (d)	2,445,000	2,464,956
8.621%, 08/13/29 (d) (e)	177,402	12,671
Commercial Mortgage Asset Trust, 6.975%, 01/17/32 (d)	953,433	986,240

See accompanying notes to financial statements.

Advantus Series Fund, Inc.
Investments in Securities – continued

	Principal	Value(a)
GE Capital Commercial Mortgage Corp., 6.314%, 08/11/36 (b) (d) (m)	$1,115,000	$1,118,400
Hometown Commercial Mortgage
5.506%, 11/11/38 (i) (m)	1,832,456	981,126
6.057%, 06/11/39 (i) (m)	1,593,840	932,522
JPMorgan Chase Commercial Mortgage Securities Corp.
1.986%, 12/05/27 (d) (i) (m)	11,115,954	1,401,266
5.143%, 11/13/44 (m)	1,845,000	1,863,136
5.633%, 12/05/27 (m)	2,165,000	2,461,512
Merrill Lynch Mortgage Investors, Inc., 6.250%, 12/10/29 (d)	979,935	1,015,179
Multi Security Asset Trust, 5.880%, 11/28/35 (d) (i) (m)	1,540,000	926,950
Prudential Commercial Mortgage Trust, 4.775%, 02/11/36 (m)	1,080,000	1,041,863
Timberstar Trust, 6.208%, 10/15/36 (m)	2,515,000	2,495,934
Vornado DP LLC, 4.004%, 09/13/28 (m)	1,475,000	1,579,262
WF-RBS Commercial Mortgage Trust
3.667%, 11/15/44	905,000	940,544
3.791%, 02/15/44 (m)	1,485,000	1,558,974
		21,780,535
Total other mortgage-backed securities (cost: $31,506,201)		26,547,146
Corporate Obligations (33.6%)
Basic Materials (0.5%)
Chemicals (0.5%)
Ecolab, Inc., 3.000%, 12/08/16	1,730,000	1,789,529
Capital Goods (1.6%)
Containers-Metal/Glass (0.3%)
Ball Corp., 7.125%, 09/01/16	1,100,000	1,196,250
Manufacturing (1.3%)
Cargill, Inc., 4.307%, 05/14/21 (m)	1,335,000	1,451,096
Tyco International Finance SA, 8.500%, 01/15/19 (k)	2,220,000	2,859,535
Valmont Industries, Inc., 6.625%, 04/20/20	300,000	347,231
		4,657,862
Communications (1.7%)
Cable/Satellite TV (1.7%)
DISH DBS Corp., 7.750%, 05/31/15	1,820,000	2,002,000
Time Warner Cable, Inc., 5.400%, 07/02/12	3,950,000	4,039,064
		6,041,064
Consumer Cyclical (0.7%)
Auto/Truck Parts & Equipment — Original (0.1%)
Delphi Corp., 6.125%, 05/15/21 (m)	290,000	298,700

	Principal	Value(a)
Retail — Drug Store (0.6%)
CVS Caremark Corp., 5.750%, 05/15/41	$1,900,000	$2,262,389
Consumer Staples (1.1%)
Tobacco (1.1%)
Altria Group, Inc., 10.200%, 02/06/39	2,600,000	4,045,912
Consumer, Non-cyclical (2.3%)
Beverages (0.6%)
Pernod-Ricard SA, 5.750%, 04/07/21 (m) (k)	1,750,000	1,974,352
Biotechnology (0.8%)
Gilead Sciences, Inc.
3.050%, 12/01/16	900,000	921,136
5.650%, 12/01/41	1,755,000	1,943,071
		2,864,207
Food (0.9%)
Tesco PLC, 2.000%, 12/05/14 (m) (k)	1,250,000	1,263,056
The JM Smucker Co., 3.500%, 10/15/21	2,050,000	2,097,249
		3,360,305
Energy (5.3%)
Oil & Gas Exploration & Production (0.8%)
EQT Corp., 8.125%, 06/01/19	905,000	1,061,537
WPX Energy, Inc., 5.250%, 01/15/17 (m)	1,790,000	1,798,950
		2,860,487
Oil Company — Integrated (0.3%)
BP Capital Markets PLC, 3.561%, 11/01/21 (k)	1,000,000	1,041,084
Oil Refining & Marketing (0.4%)
Schlumberger Norge, 1.950%, 09/14/16 (m) (k)	1,230,000	1,244,473
Pipelines (3.8%)
El Paso Natural Gas Co., 7.500%, 11/15/26	1,905,000	2,343,150
El Paso Pipeline Partners Operating Co. LLC, 5.000%, 10/01/21	400,000	411,686
Energy Transfer Partners L.P., 9.000%, 04/15/19	2,300,000	2,735,776
Kinder Morgan Finance Co. LLC, 6.000%, 01/15/18 (m)	650,000	661,375
NuStar Logistics L.P., 7.650%, 04/15/18	2,000,000	2,374,474
Sunoco Logistics Partners Operations L.P., 6.850%, 02/15/40	2,150,000	2,472,915
Western Gas Partners LP, 5.375%, 06/01/21	1,835,000	1,945,412
Williams Partners L.P. / Williams Partners Finance Corp., 7.250%, 02/01/17	700,000	830,437
		13,775,225

See accompanying notes to financial statements.

Advantus Series Fund, Inc.
Investments in Securities – continued

	Principal	Value(a)
Financial (9.4%)
Banks (2.4%)
Discover Bank/Greenwood, 8.700%, 11/18/19	$1,355,000	$1,544,951
JPMorgan Chase & Co., 4.350%, 08/15/21	2,100,000	2,120,805
Morgan Stanley, 6.250%, 08/28/17	1,435,000	1,404,355
The Goldman Sachs Group, Inc., 6.250%, 09/01/17	920,000	961,802
US Bank NA, 3.778%, 04/29/20 (d)	2,495,000	2,569,254
		8,601,167
Finance — Credit Card (0.6%)
Capital One Bank USA NA, 8.800%, 07/15/19	1,985,000	2,270,820
Finance — Diversified (2.0%)
Discover Financial Services, 6.450%, 06/12/17	805,000	840,955
Ford Motor Credit Co. LLC, 5.875%, 08/02/21	1,450,000	1,511,202
HSBC Finance Corp., 0.686%, 04/24/12 (d)	3,750,000	3,706,106
International Lease Finance Corp., 6.500%, 09/01/14 (m)	1,270,000	1,298,575
		7,356,838
Insurance (2.0%)
Metropolitan Life Global Funding I, 2.500%, 09/29/15 (m)	1,480,000	1,488,503
OneBeacon US Holdings, Inc., 5.875%, 05/15/13 (i)	487,000	500,499
StanCorp Financial Group, Inc., 6.875%, 10/01/12 (i)	2,050,000	2,116,207
Symetra Financial Corp.
6.125%, 04/01/16 (i) (m)	1,710,000	1,728,018
8.300%, 10/15/37 (m) (d)	1,050,000	968,625
XL Capital Finance Europe PLC, 6.500%, 01/15/12 (k)	470,000	470,571
		7,272,423
Real Estate Investment Trust — Apartments (0.2%)
ERP Operating L.P., 4.625%, 12/15/21	805,000	820,902
Real Estate Investment Trust — Health Care (1.2%)
HCP, Inc., 6.700%, 01/30/18	1,060,000	1,178,321
Healthcare Realty Trust, Inc., 5.125%, 04/01/14	1,585,000	1,625,784
Nationwide Health Properties, Inc., 6.250%, 02/01/13	1,290,000	1,332,169
		4,136,274
Real Estate Investment Trust — Retail (0.5%)
WEA Finance LLC/ WT Finance Aust Pty Ltd., 7.500%, 06/02/14 (m)	1,580,000	1,732,062

	Principal	Value(a)
Real Estate Operation/Development (0.5%)
Colonial Realty L.P., 5.500%, 10/01/15	$1,745,000	$1,781,570
Health Care (4.1%)
Drugs (0.8%)
Medco Health Solutions, Inc., 7.125%, 03/15/18	2,350,000	2,739,141
Health Care Providers & Services (0.1%)
Coventry Health Care, Inc., 6.125%, 01/15/15	200,000	218,959
Medical Labs & Testing Services (0.5%)
Quest Diagnostics, Inc., 5.750%, 01/30/40	1,780,000	1,919,762
Medical Products/Supplies (2.2%)
Aristotle Holding, Inc., 3.500%, 11/15/16 (m)	400,000	407,382
Bio-Rad Laboratories, Inc., 4.875%, 12/15/20	2,700,000	2,801,434
Boston Scientific Corp., 6.000%, 01/15/20	1,865,000	2,081,972
Cigna Corp., 5.375%, 02/15/42	2,700,000	2,684,480
		7,975,268
Medical — Biomedical/Genetics (0.5%)
Amgen, Inc., 5.150%, 11/15/41	1,805,000	1,871,215
Technology (1.9%)
Computer Software & Services (1.4%)
Hewlett-Packard Co., 3.300%, 12/09/16	3,220,000	3,287,955
Intuit, Inc., 5.750%, 03/15/17	1,505,000	1,688,252
		4,976,207
Software (0.5%)
Dun & Bradstreet Corp., 2.875%, 11/15/15	940,000	965,547
Oracle Corp., 5.375%, 07/15/40 (m)	675,000	822,337
		1,787,884
Transportation (2.5%)
Airlines (1.6%)
America West Airlines 2000-1 Pass Through Trust, 8.057%, 01/02/22	577,424	565,876
Continental Airlines 2006-1 Class G Pass Through Trust, 0.879%, 06/02/15 (d)	1,788,219	1,680,926
United Air Lines, Inc., 10.400%, 05/01/18	1,620,177	1,792,240
US Airways 2010-1 Class A Pass Through Trust, 6.250%, 10/22/24	1,756,417	1,615,903
		5,654,945

See accompanying notes to financial statements.

Advantus Series Fund, Inc.
Investments in Securities – continued

	Shares/ Principal	Value(a)
Transport — Rail (0.9%)
BNSF Funding Trust I, 6.613%, 12/15/55 (d)	$2,860,000	$2,945,800
CSX Corp., 4.750%, 05/30/42	365,000	376,624
		3,322,424
Utilities (2.5%)
Electric Companies (1.2%)
CMS Energy Corp., 8.750%, 06/15/19	1,725,000	2,043,684
Southwestern Electric Power Co., 5.550%, 01/15/17	2,230,000	2,494,995
		4,538,679
Electric — Integrated (1.3%)
CMS Energy Corp., 2.750%, 05/15/14	580,000	572,829
NextEra Energy Capital Holdings, Inc., 4.500%, 06/01/21	1,930,000	2,055,944
The Cleveland Electric Illuminating Co., 5.950%, 12/15/36	1,855,000	1,976,929
		4,605,702
Total corporate obligations (cost: $116,897,690)		120,994,081
Total long-term debt securities (cost: $344,024,762)		349,944,063
Short-Term Securities (3.4%)
Investment Companies (3.4%)
Dreyfus Treasury Cash Management Fund, current rate 0.010%	4,136,892	4,136,892
JPMorgan U.S. Government Money Market Fund, current rate 0.010%	7,500,000	7,500,000
SEI Investments Treasury Mutual Funds, current rate 0.010%	746,592	746,592
Total short-term securities (cost: $12,383,484)		12,383,484
Total investments in securities (cost: $356,408,246) (n)		362,327,547
Liabilities in excess of cash and other assets (-0.7%)		(2,616,992)
Total net assets (100.0%)		$359,710,555

Investments in Securities Legend

(a)  Securities are valued by procedures described in Note 2 of the Notes to Financial Statements.

(b)  All or a portion of security pledged as collateral for when-issued purchase commitment outstanding as of December 31, 2011.

(c)  At December 31, 2011 the total cost of investments issued on a when-issued or forward commitment basis was $4,934,752.

(d)  Variable rate security.

(e)  Interest-only security that entitles holders to receive only interest on the underlying mortgages. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The yield to maturity of an interest-only security is sensitive to the rate of principal payments on the underlying mortgage assets. The rate disclosed represents the market yield based upon the current cost basis and estimated timing and amount of future cash flows.

(f)  Fully or partially pledged as initial margin deposits on open futures contracts.

Holdings of Open Futures Contracts

On December 31, 2011, securities with an aggregate market value of $570,125 have been segregated to cover margin requirements for the following open futures contracts:

Type (Expiration)	Number of Contracts	Position Type	Unrealized Appreciation/ (Depreciation)
2 Year U.S. Treasury Note (March 2012)	25	Long	$3,075
5 Year U.S. Treasury Note (March 2012)	245	Long	135,406
10 Year U.S. Treasury Note (March 2012)	188	Short	(222,159)
	458		$(83,678)

(g)  U.S. Treasury inflation-protected securities (TIPS) are securities in which the principal amount is adjusted for inflation and the semi-annual interest payments equal a fixed percentage of the inflation-adjusted principal amount.

(h)  These securities are being fair-valued according to procedures approved by the Board of Directors.

(i)  Illiquid security. (See Note 5.)

(j)  Represents a security that remains at a specified coupon until a predetermined date, at which time the next stated rate becomes the effective rate.

(k)  The Portfolio held 2.9% of net assets in foreign securities at December 31, 2011.

(l)  Security is in default with respect to interest payments. Income is not being accrued on this security and any payments received are treated as a reduction of principal.

(m)  Security sold within terms of a private placement memorandum exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors".

(n)  At December 31, 2011 the cost of securities for federal income tax purposes was $356,951,851. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation	$15,307,577
Gross unrealized depreciation	(9,931,881)
Net unrealized appreciation	$5,375,696

See accompanying notes to financial statements.

Advantus Series Fund, Inc.
Investments in Securities – continued

	Principal	Value(a)
Money Market Portfolio
Commercial Paper (27.5%)
Consumer Staples (9.2%)
Beverages (1.8%)
Coca-Cola Co.
0.142%, 01/19/12 (b)	$1,000,000	$999,930
0.142%, 02/02/12 (b)	1,000,000	999,875
		1,999,805
Food (2.8%)
Nestle Capital Corp.
0.030%, 01/18/12 (b)	1,000,000	999,986
0.051%, 03/13/12 (b)	2,000,000	1,999,800
		2,999,786
Food & Staples Retailing (1.4%)
Wal-Mart Stores, Inc., 0.041%, 01/31/12 (b)	1,500,000	1,499,950
Personal Care (3.2%)
Johnson & Johnson, 0.071%, 01/05/12 (b)	1,500,000	1,499,988
Proctor & Gamble Co., 0.132%, 05/07/12 (b)	2,000,000	1,999,083
		3,499,071
Financial (5.3%)
Auto Finance (3.5%)
American Honda Finance
0.203%, 01/04/12	2,750,000	2,749,954
0.254%, 02/03/12	1,000,000	999,771
		3,749,725
Insurance (1.8%)
MetLife Funding, Inc., 0.071%, 01/10/12	2,000,000	1,999,965
Government (2.8%)
Sovereign (2.8%)
Province of Ontario, 0.122%, 04/30/12	3,000,000	2,998,800
Health Care (6.0%)
Health Care Equipment & Supplies (2.8%)
Medtronic, Inc.
0.081%, 01/20/12 (b)	1,000,000	999,958
0.081%, 01/24/12 (b)	2,000,000	1,999,897
		2,999,855
Medical Labs & Testing Services (3.2%)
Roche Holdings, Inc.
0.051%, 01/27/12 (b)	1,500,000	1,499,946
0.061%, 01/25/12 (b)	2,000,000	1,999,920
		3,499,866
Industrials (2.8%)
Electrical Equipment (2.8%)
Emerson Electric Co.
0.071%, 01/23/12 (b)	1,000,000	999,957
0.071%, 01/24/12 (b)	1,000,000	999,955
0.071%, 01/26/12 (b)	1,000,000	999,952
		2,999,864

	Principal	Value(a)
Technology (1.4%)
Computer Hardware (1.4%)
International Business Machines Corp., 0.051%, 01/30/12 (b)	$1,500,000	$1,499,940
Total commercial paper (cost: $29,746,627)		29,746,627
Corporate Bonds & Notes (17.8%)
Financial (13.3%)
Banks (10.1%)
JPMorgan Chase & Co., 0.699%, 06/25/12 (c)	3,000,000	3,002,027
Morgan Stanley, 0.638%, 01/09/12 (c)	1,240,000	1,240,022
US Bank NA, 0.640%, 10/26/12 (c)	3,940,000	3,947,154
Wachovia Corp., 0.546%, 04/23/12 (c)	2,720,000	2,720,328
		10,909,531
Diversified Financial Services (3.2%)
General Electric Capital Corp., 0.740%, 03/12/12 (c)	3,110,000	3,111,773
New York Life Global Funding, 0.538%, 08/22/12 (c) (d)	350,000	350,158
		3,461,931
Government (2.2%)
Sovereign (2.2%)
Lloyds TSB Bank PLC Guaranteed, 1.581%, 04/02/12 (c) (d)	2,400,000	2,406,013
Health Care (1.8%)
Insurance (1.8%)
MetLife Institutional Funding II, 0.955%, 12/07/12 (c) (d)	2,000,000	2,000,000
Technology (0.5%)
Computer Hardware (0.5%)
International Business Machines Corp., 0.576%, 06/15/12 (c)	500,000	500,152
Total corporate bonds & notes (cost: $19,277,627)		19,277,627
U.S. Government Obligations (41.4%)
Discount Notes (20.8%)
Federal Home Loan Mortgage Corporation
0.020%, 03/14/12	2,000,000	1,999,919
0.025%, 02/13/12	2,000,000	1,999,940
0.025%, 03/26/12	2,000,000	1,999,882
0.041%, 01/13/12	1,000,000	999,987
Federal National Mortgage Association
0.015%, 01/03/12	2,000,000	1,999,998
0.020%, 01/23/12	2,000,000	1,999,975
0.025%, 02/06/12	2,000,000	1,999,950
0.030%, 01/06/12	1,000,000	999,996
0.044%, 01/11/12	1,500,000	1,499,982
0.051%, 04/04/12	2,000,000	1,999,739
0.270%, 11/23/12 (c)	5,000,000	5,004,557
		22,503,925

See accompanying notes to financial statements.

Advantus Series Fund, Inc.
Investments in Securities – continued

	Shares/ Principal	Value(a)
Federal Deposit Insurance Corporation (4.9%)
Bank of America Corp., 0.950%, 06/22/12 (c)	$5,220,000	$5,237,846
U.S. Treasury (15.7%)
U.S. Treasury Bill
0.005%, 03/08/12	1,500,000	1,499,988
0.005%, 04/05/12	2,000,000	1,999,976
0.005%, 05/10/12	2,500,000	2,499,959
0.006%, 03/29/12	1,500,000	1,499,978
0.008%, 02/23/12	3,000,000	2,999,967
0.010%, 01/12/12	1,500,000	1,499,995
0.013%, 02/09/12	2,000,000	1,999,972
0.013%, 04/19/12	1,000,000	999,962
0.027%, 02/09/12	2,000,000	1,999,943
		16,999,740
Total U.S. government obligations (cost: $44,741,511)		44,741,511
Other Short-Term Investments (5.1%)
Asset Backed Securities (5.1%)
CNH Equipment Trust, 0.548%, 01/04/13	545,000	545,000
Ford Credit Auto Lease Trust, 0.480%, 11/15/12 (d)	289,556	289,556
Ford Credit Auto Owner Trust, 0.219%, 08/15/12 (d)	34,636	34,636
Harley-Davidson Motorcycle Trust, 0.289%, 09/04/12	319,691	319,691
Honda Auto Receivables Owner Trust, 0.251%, 06/18/12	35,621	35,621
Mercedes-Benz Auto Receivables Trust, 0.217%, 07/16/12	1,031,382	1,031,229
Nissan Auto Lease Trust, 0.350%, 10/15/12	651,199	651,199
Santander Drive Auto Receivables Trust
0.286%, 06/15/12	194,742	194,742
0.312%, 05/15/12	126,548	126,548
0.372%, 09/17/12	1,126,188	1,126,188
Volkswagen Auto Lease Trust, 0.461%, 11/20/12	738,744	738,744
World Omni Auto Receivables Trust, 0.411%, 11/15/12	405,980	405,980
Total other short-term investments (cost: $5,499,134)		5,499,134
Investment Companies (8.4%)
Federated Government Obligations Fund, current rate 0.010%	2,550,000	2,550,000
JPMorgan U.S. Government Money Market Fund, current rate 0.010%	2,500,000	2,500,000
STIT-Government & Agency Portfolio, current rate 0.020%	2,000,000	2,000,000
Wells Fargo Advantage Treasury Plus Money Market Fund, current rate 0.010%	1,986,005	1,986,005
Total investment companies (cost: $9,036,005)		9,036,005

Value(a)
Total investments in securities (cost: $108,300,904) (e)	$108,300,904
Liabilities in excess of cash and other assets (-0.2%)	(185,905)
Total net assets (100.0%)	$108,114,999

Investments in Securities Legend

(a)  Securities are valued by procedures described in Note 2 of the Notes to Financial Statements.

(b)  Commercial paper sold within terms of a private placement memorandum, exempt from registration under Section 4(2) of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors". This security has been determined to be liquid under guidelines established by the Board of Directors. In the aggregate such securities represent 19.4% of the Portfolio's net assets as of December 31, 2011.

(c)  Variable rate security.

(d)  Security sold within terms of a private placement memorandum exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors".

(e)  Also represents the cost of securities for federal income tax purposes at December 31, 2011.

Mortgage Securities Portfolio
Long-Term Debt Securities (97.3%)
Government Obligations (86.9%)
U.S. Government Agencies and Obligations (86.9%)
Federal Home Loan Mortgage Corporation (FHLMC) (18.7%)
3.500%, 10/01/25	$439,437	$462,964
3.500%, 12/01/40	954,670	981,043
3.500%, 02/01/41	478,724	491,949
4.000%, 09/01/40	893,401	943,538
4.000%, 03/01/41	956,071	1,012,712
4.000%, 01/01/42 (b)	3,415,000	3,581,481
4.500%, 07/15/33	228,168	239,580
4.500%, 09/01/40	886,580	939,994
4.500%, 01/01/41	963,345	1,021,383
4.500%, 03/01/41	973,559	1,037,689
4.500%, 01/01/42 (b)	1,000,000	1,059,531
5.000%, 04/15/17 (c)	162,625	163,158
5.000%, 03/01/23	274,177	299,034
5.000%, 05/01/29	191,380	205,860
5.000%, 05/15/31	45,337	45,577
5.000%, 08/01/35 (c)	392,591	422,418
5.000%, 11/01/35 (c)	432,718	465,592
5.000%, 11/01/39 (c)	1,577,042	1,726,424
5.000%, 03/01/40	869,389	956,087
5.500%, 06/01/20 (c)	279,703	305,514
5.500%, 10/01/20 (c)	430,188	467,063
5.500%, 11/01/23	488,290	533,550
5.500%, 05/01/34 (c)	568,891	631,400
6.000%, 09/01/22 (c)	331,933	363,299
6.000%, 11/01/33 (c)	690,300	768,954
6.250%, 12/15/23	301,058	339,132
6.500%, 11/01/32	166,476	189,502
		19,654,428

See accompanying notes to financial statements.

Advantus Series Fund, Inc.
Investments in Securities – continued

	Principal	Value(a)
Federal National Mortgage Association (FNMA) (52.8%)
3.140%, 08/01/15	$1,500,000	$1,575,366
3.500%, 11/01/25	199,734	211,054
3.500%, 01/01/26	458,466	484,448
3.500%, 01/01/27 (b)	175,000	182,984
3.500%, 06/25/33	27,673	27,894
3.500%, 11/01/40	476,439	491,314
3.500%, 01/01/41	870,951	896,689
3.500%, 11/01/41	795,077	819,402
4.000%, 01/01/27 (b)	1,875,000	1,977,246
4.000%, 04/01/41	289,423	306,162
4.000%, 01/01/42 (b)	1,185,000	1,244,806
4.500%, 04/01/21	46,226	49,439
4.500%, 11/01/23	240,922	261,735
4.500%, 07/25/24	605,000	664,924
4.500%, 04/01/25	638,609	680,999
4.500%, 03/01/39	792,962	844,489
4.500%, 04/01/40	930,572	1,009,070
4.500%, 01/01/42 (b)	3,820,000	4,064,719
5.000%, 05/01/18 (c)	434,051	473,291
5.000%, 10/01/20 (c)	242,952	262,638
5.000%, 06/25/23	500,000	555,265
5.000%, 11/01/33 (c)	1,094,702	1,183,856
5.000%, 03/01/34 (c)	2,735,038	2,957,784
5.000%, 05/01/34	287,913	311,361
5.000%, 12/01/34	257,756	278,748
5.000%, 04/01/35	419,497	453,661
5.000%, 07/01/35	2,217,681	2,398,294
5.000%, 06/01/39	801,336	885,880
5.000%, 12/01/39	732,159	809,404
5.000%, 06/01/40	350,299	382,331
5.000%, 04/01/41	494,569	544,275
5.500%, 01/01/17	210,903	229,112
5.500%, 02/01/18	257,223	280,765
5.500%, 03/01/18 (c)	589,520	640,789
5.500%, 08/01/23	334,797	367,661
5.500%, 02/01/24 (c)	403,696	443,323
5.500%, 04/01/33 (c)	1,083,246	1,198,718
5.500%, 05/01/33	130,166	142,293
5.500%, 10/01/33 (c)	1,005,969	1,099,686
5.500%, 01/01/34	267,750	292,694
5.500%, 02/01/34	166,162	181,642
5.500%, 03/01/34 (c)	1,917,401	2,135,573
5.500%, 04/01/34 (c)	2,041,732	2,261,226
5.500%, 05/01/34	92,634	101,206
5.500%, 09/01/34 (c)	572,814	633,874
5.500%, 10/01/34	404,279	442,447
5.500%, 01/01/35	607,843	668,838
5.500%, 02/01/35	819,174	903,926
5.500%, 06/01/35	92,299	100,782
5.500%, 08/01/35	374,859	409,781
5.500%, 10/01/35	161,232	179,578
5.500%, 09/01/36 (c)	1,042,083	1,138,512
5.500%, 05/01/38	86,070	93,793
5.500%, 01/01/42 (b)	500,000	544,453
6.000%, 09/01/32	77,256	86,530
6.000%, 10/01/32 (c)	933,054	1,045,054
6.000%, 11/01/32 (c)	772,039	864,711
6.000%, 03/01/33 (c)	873,880	978,776
6.000%, 04/01/33	305,932	341,030
6.000%, 12/01/33	220,833	246,167
6.000%, 08/01/34	282,063	314,260
6.000%, 09/01/34	167,513	186,155

	Principal	Value(a)
6.000%, 11/01/34	$90,024	$100,042
6.000%, 12/01/34 (c)	845,459	939,547
6.000%, 11/01/36	164,193	182,157
6.000%, 01/01/37	1,184,308	1,311,663
6.000%, 08/01/37	469,896	520,426
6.000%, 09/01/37	458,736	512,366
6.000%, 12/01/37	274,746	304,291
6.000%, 12/01/38	471,480	523,065
6.500%, 11/01/23	211,587	231,801
6.500%, 02/01/32	673,938	769,501
6.500%, 04/01/32	246,704	281,796
6.500%, 05/01/32	111,852	127,865
6.500%, 07/01/32	880,542	1,003,427
6.500%, 09/01/32	15,999	18,169
6.500%, 09/01/34	60,159	67,944
6.500%, 11/01/34	38,943	43,982
6.500%, 03/01/35	423,026	480,413
6.500%, 02/01/36	202,483	228,265
6.500%, 06/01/36	331,483	374,000
6.500%, 08/01/37	108,507	121,961
6.500%, 09/01/37 (c)	613,275	687,847
7.000%, 09/01/31	332,302	390,092
7.000%, 11/01/31	45,870	53,818
7.000%, 02/01/32	229,640	267,751
7.000%, 07/01/32 (c)	37,177	43,235
7.000%, 10/01/37 (c)	45,017	51,417
7.500%, 04/01/31	90,762	108,557
		55,588,281
Government National Mortgage Association (GNMA) (15.3%)
0.012%, 03/16/42 (d) (e)	6,690,586	154
0.413%, 06/17/45 (d) (e)	9,686,921	215,476
0.496%, 03/16/34 (d) (e)	4,961,206	79,156
0.643%, 07/16/40 (d) (e)	2,642,482	54,747
3.500%, 11/15/40	560,451	586,266
4.000%, 07/20/31	782,317	877,579
4.000%, 12/20/40	1,903,332	2,047,807
4.000%, 02/15/41	973,505	1,049,225
4.000%, 10/15/41	996,991	1,073,448
4.000%, 01/01/42 (b)	1,155,000	1,238,918
4.500%, 06/15/40	808,946	889,007
4.500%, 01/01/42 (b)	1,000,000	1,089,531
4.920%, 05/16/34	486,997	513,761
5.000%, 05/15/33 (c)	447,263	498,293
5.000%, 12/15/39	191,518	214,207
5.000%, 01/15/40	2,475,414	2,756,296
5.000%, 07/15/40	1,594,872	1,768,364
5.500%, 07/15/38 (c)	543,469	612,847
5.500%, 10/15/38	446,133	506,570
		16,071,652
Vendee Mortgage Trust (0.1%)
Vendee Mortgage Trust, 7.793%, 02/15/25	85,896	97,974
Total government obligations (cost: $87,558,319)		91,412,335
Asset-Backed Securities (4.7%)
ABFS Mortgage Loan Trust, 7.490%, 12/25/31	272,561	193,958
Ally Auto Receivables Trust, 2.900%, 05/15/17 (f)	140,000	143,024

See accompanying notes to financial statements.

Advantus Series Fund, Inc.
Investments in Securities – continued

	Principal	Value(a)
Conseco Financial Corp.
7.300%, 11/15/28	$282,901	$289,549
7.650%, 10/15/27 (d)	182,129	186,249
8.300%, 11/15/19	155,823	159,576
Countryplace Manufactured Housing Contract Trust, 4.800%, 12/15/35 (c) (d) (f) (g) (h)	865,624	867,653
Credit-Based Asset Servicing and Securitization LLC, 5.970%, 10/25/36 (c) (d) (f)	805,308	829,340
Ford Credit Auto Owner Trust, 3.220%, 03/15/16	270,000	278,361
Nordstrom Private Label Credit Card Master Note Trust, 2.280%, 11/15/19 (f)	210,000	210,977
Origen Manufactured Housing
4.750%, 08/15/21	405,422	406,916
5.910%, 01/15/37	550,000	574,233
Santander Drive Auto Receivables Trust, 3.020%, 10/17/16 (f)	495,000	489,997
Structured Asset Securities Corp., 6.290%, 11/25/32 (d)	101,480	86,388
Vanderbilt Mortgage Finance
6.555%, 03/07/23 (d)	99,388	99,314
7.320%, 09/07/25 (d)	162,687	164,834
Total asset-backed securities (cost: $5,025,442)		4,980,369
Other Mortgage-Backed Securities (5.7%)
Collateralized Mortgage Obligations/Mortgage Revenue Bonds (2.4%)
Bear Stearns Mortgage Securities, Inc., 8.000%, 11/25/29 (g)	331,458	305,718
BHN I Mortgage Fund
0.010%, 07/01/12 (f) (g) (h) (j) (k)	50,980	—
1.000%, 03/25/12 (d) (f) (g) (h) (j) (k)	10,000	—
7.540%, 05/31/17 (f) (g) (h) (j) (k)	425	—
BlackRock Capital Finance LP, 7.750%, 09/25/26 (f) (g)	809,852	228,024
Global Mortgage Securitization Ltd.
5.250%, 04/25/32 (k)	473,138	384,730
5.250%, 11/25/32 (c) (f) (h) (k)	1,087,934	882,613
5.399%, 04/25/32 (d) (k)	346,600	239,541
JPMorgan Mortgage Trust
2.648%, 11/25/33 (d)	253,940	232,709
3.279%, 07/25/35 (d)	331,656	4,023
Prudential Home Mortgage Securities
7.865%, 09/28/24 (d) (f)	4,040	2,869
7.900%, 04/28/22 (f)	86,768	74,661
Residential Accredit Loans, Inc., 6.250%, 03/25/14 (f)	34,798	31,460
Structured Adjustable Rate Mortgage Loan Trust, 5.400%, 11/25/35 (d)	1,065,000	170,983
Structured Asset Mortgage Investments, Inc., 4.252%, 05/02/30 (d)	22,501	13,211
		2,570,542

	Shares/ Principal	Value(a)
Commercial Mortgage-Backed Securities (3.3%)
Asset Securitization Corp.
2.433%, 08/13/29 (e) (f) (h)	$437,194	$31,226
8.621%, 08/13/29 (d) (e)	632,672	45,187
GMAC Commercial Mortgage Sec., 5.940%, 07/01/13 (g) (h) (i)	9,937	10,423
Hometown Commercial Mortgage, 5.506%, 11/11/38 (f) (h)	970,689	519,723
JP Morgan Chase Commercial Mortgage Securities Corp., 3.364%, 11/13/44 (f)	600,000	606,048
JPMorgan Chase Commercial Mortgage Securities Corp.
1.986%, 12/05/27 (d) (e) (f) (h)	3,692,277	465,445
4.625%, 03/15/46	118,212	119,669
LB-UBS Commercial Mortgage Trust, 5.320%, 06/15/36 (d)	500,000	500,534
Multi Security Asset Trust, 5.880%, 11/28/35 (d) (f) (h)	990,000	587,400
Prudential Commercial Mortgage Trust, 4.775%, 02/11/36 (f)	485,000	467,874
WF-RBS Commercial Mortgage Trust, 3.667%, 11/15/44	125,000	129,909
		3,483,438
Total other mortgage-backed securities (cost: $9,860,514)		6,053,980
Total long-term debt securities (cost: $102,444,275)		102,446,684
Short-Term Securities (16.6%)
Investment Companies (16.6%)
Dreyfus Treasury Cash Management Fund, current rate 0.010%	7,641,602	7,641,602
JPMorgan U.S. Government Money Market Fund, current rate 0.010%	9,800,000	9,800,000
Total short-term securities (cost: $17,441,602)		17,441,602
Total investments in securities (cost: $119,885,877) (l)		119,888,286
Liabilities in excess of cash and other assets (-13.9%)		(14,639,190)
Total net assets (100.0%)		$105,249,096

Investments in Securities Legend

(a)  Securities are valued by procedures described in Note 2 of the Notes to Financial Statements.

(b)  At December 31, 2011 the total cost of investments issued on a when-issued or forward commitment basis was $14,910,039.

(c)  All or a portion of security pledged as collateral for when-issued purchase commitment outstanding as of December 31, 2011.

See accompanying notes to financial statements.

Advantus Series Fund, Inc.
Investments in Securities – continued

(d)  Variable rate security.

(e)  Interest-only security that entitles holders to receive only interest on the underlying mortgages. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The yield to maturity of an interest-only security is sensitive to the rate of principal payments on the underlying mortgage assets. The rate disclosed represents the market yield based upon the current cost basis and estimated timing and amount of future cash flows.

(f)  Security sold within terms of a private placement memorandum exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors".

(g)  These securities are being fair-valued according to procedures approved by the Board of Directors.

(h)  Illiquid security. (See Note 5.)

(i)  Private placement security.

(j)  Security is in default with respect to interest payments. Income is not being accrued on this security and any payments received are treated as a reduction of principal.

(k)  The Portfolio held 1.4% of net assets in foreign securities at December 31, 2011.

(l)  At December 31, 2011 the cost of securities for federal income tax purposes was $120,571,141. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation	$4,017,118
Gross unrealized depreciation	(4,699,973)
Net unrealized depreciation	$(682,855)

	Shares	Value(a)
Index 500 Portfolio
Common Stocks (98.1%)
Consumer Discretionary (10.6%)
Auto Components (0.3%)
BorgWarner, Inc. (b)	3,964	$252,665
Johnson Controls, Inc.	24,552	767,495
The Goodyear Tire & Rubber Co. (b)	8,809	124,824
		1,144,984
Automobiles (0.4%)
Ford Motor Co. (b)	137,285	1,477,186
Harley-Davidson, Inc.	8,394	326,275
		1,803,461
Distributors (0.1%)
Genuine Parts Co.	5,641	345,229
Diversified Consumer Services (0.1%)
Apollo Group, Inc. — Class A (b)	4,198	226,146
DeVry, Inc.	2,126	81,766
H&R Block, Inc.	10,581	172,788
		480,700
Hotels, Restaurants & Leisure (2.0%)
Carnival Corp.	16,348	533,599
Chipotle Mexican Grill, Inc. (b)	1,150	388,401
	Shares	Value(a)
Darden Restaurants, Inc.	4,762	$217,052
International Game Technology	10,726	184,487
Marriott International, Inc. — Class A	9,639	281,170
McDonald's Corp.	36,966	3,708,799
Starbucks Corp.	26,929	1,239,003
Starwood Hotels & Resorts Worldwide, Inc.	6,947	333,248
Wyndham Worldwide Corp.	5,441	205,833
Wynn Resorts Ltd.	2,901	320,531
Yum! Brands, Inc.	16,636	981,690
		8,393,813
Household Durables (0.3%)
DR Horton, Inc.	9,985	125,911
Harman International Industries, Inc.	2,461	93,616
Leggett & Platt, Inc.	5,014	115,523
Lennar Corp. — Class A	5,746	112,909
Newell Rubbermaid, Inc.	10,426	168,380
Pulte Homes, Inc. (b)	12,093	76,307
Stanley Black & Decker, Inc.	6,107	412,833
Whirlpool Corp.	2,782	132,006
		1,237,485
Internet & Catalog Retail (0.8%)
Amazon.com, Inc. (b)	13,171	2,279,900
Expedia, Inc.	3,425	99,379
NetFlix, Inc. (b)	2,006	138,996
priceline.com, Inc. (b)	1,812	847,490
TripAdvisor, Inc. (b)	3,425	86,332
		3,452,097
Leisure Equipment & Products (0.1%)
Hasbro, Inc.	4,193	133,715
Mattel, Inc.	12,234	339,616
		473,331
Media (3.1%)
Cablevision Systems Corp.	7,975	113,404
CBS Corp. — Class B	23,641	641,617
Comcast Corp. — Class A (c)	98,439	2,333,989
Discovery Communications, Inc. (b)	9,547	391,141
Gannett Co., Inc.	8,573	114,621
Interpublic Group of Cos., Inc.	16,660	162,102
News Corp. — Class A	79,224	1,413,356
Omnicom Group, Inc.	9,966	444,284
Scripps Networks Interactive, Inc. — Class A	3,478	147,537
The DIRECTV Group, Inc. — Class A (b)	25,490	1,089,952
The McGraw-Hill Cos., Inc.	10,599	476,637
The Walt Disney Co.	64,902	2,433,825
The Washington Post Co. — Class B	220	82,898
Time Warner Cable, Inc. — Class A	11,528	732,835
Time Warner, Inc.	36,158	1,306,750
Viacom, Inc. — Class B	19,949	905,884
		12,790,832

See accompanying notes to financial statements.

Advantus Series Fund, Inc.
Investments in Securities – continued

	Shares	Value(a)
Multiline Retail (0.8%)
Big Lots, Inc. (b)	2,377	$89,756
Dollar Tree, Inc. (b)	4,300	357,373
Family Dollar Stores, Inc.	4,241	244,536
JC Penney Co., Inc.	5,083	178,667
Kohl's Corp.	9,156	451,849
Macy's, Inc.	15,166	488,042
Nordstrom, Inc.	5,837	290,157
Sears Holdings Corp. (b)	1,396	44,365
Target Corp.	24,263	1,242,751
		3,387,496
Specialty Retail (2.0%)
Abercrombie & Fitch Co. — Class A	3,134	153,065
AutoNation, Inc. (b)	1,697	62,568
AutoZone, Inc. (b)	1,056	343,168
Bed Bath & Beyond, Inc. (b)	8,673	502,774
Best Buy Co., Inc.	10,601	247,745
CarMax, Inc. (b)	8,141	248,138
GameStop Corp. — Class A (b)	4,944	119,299
Home Depot, Inc.	55,692	2,341,292
Lowe's Cos., Inc.	45,250	1,148,445
Ltd. Brands, Inc.	8,880	358,308
O'Reilly Automotive, Inc. (b)	4,651	371,847
Orchard Supply Hardware Stores Corp. Class A (b) (d)	63	230
Ross Stores, Inc.	8,336	396,210
Staples, Inc.	25,267	350,959
The Gap, Inc.	12,482	231,541
Tiffany & Co.	4,592	304,266
TJX Cos., Inc.	13,625	879,494
Urban Outfitters, Inc. (b)	3,938	108,531
		8,167,880
Textiles, Apparel & Luxury Goods (0.6%)
Coach, Inc.	10,582	645,925
NIKE, Inc. — Class B	13,401	1,291,454
Ralph Lauren Corp.	2,347	324,074
VF Corp.	3,198	406,114
		2,667,567
Consumer Staples (11.3%)
Beverages (2.6%)
Beam, Inc.	5,600	286,888
Brown-Forman Corp. — Class B	3,704	298,209
Coca-Cola Enterprises, Inc.	11,272	290,592
Constellation Brands, Inc. — Class A (b)	6,238	128,940
Dr Pepper Snapple Group, Inc.	7,745	305,773
Molson Coors Brewing Co. — Class B	5,691	247,786
PepsiCo, Inc.	56,481	3,747,514
The Coca-Cola Co.	82,052	5,741,178
		11,046,880
Food & Staples Retailing (2.4%)
Costco Wholesale Corp.	15,656	1,304,458
CVS Caremark Corp.	47,023	1,917,598
Safeway, Inc.	12,279	258,350
SUPERVALU, Inc.	7,642	62,053
Sysco Corp.	21,311	625,052

	Shares	Value(a)
The Kroger Co.	21,572	$522,474
Wal-Mart Stores, Inc.	63,099	3,770,796
Walgreen Co.	32,127	1,062,118
Whole Foods Market, Inc.	5,819	404,886
		9,927,785
Food Products (1.9%)
Archer-Daniels-Midland Co.	24,132	690,175
Campbell Soup Co.	6,419	213,368
ConAgra Foods, Inc.	14,936	394,310
Dean Foods Co. (b)	6,585	73,752
General Mills, Inc.	23,246	939,371
HJ Heinz Co.	11,544	623,838
Hormel Foods Corp.	4,960	145,278
Kellogg Co.	8,937	451,944
Kraft Foods, Inc. — Class A	63,827	2,384,577
McCormick & Co., Inc.	4,735	238,739
Mead Johnson Nutrition Co.	7,354	505,440
Sara Lee Corp.	21,251	402,069
The Hershey Co.	5,496	339,543
The JM Smucker Co.	4,129	322,764
Tyson Foods, Inc. — Class A	10,553	217,814
		7,942,982
Household Products (2.3%)
Clorox Co.	4,766	317,225
Colgate-Palmolive Co.	17,485	1,615,439
Kimberly-Clark Corp.	14,210	1,045,288
The Procter & Gamble Co.	99,396	6,630,707
		9,608,659
Personal Care (0.2%)
Avon Products, Inc.	15,498	270,750
The Estee Lauder Cos., Inc. — Class A	4,035	453,211
		723,961
Tobacco (1.9%)
Altria Group, Inc.	74,291	2,202,728
Lorillard, Inc.	4,878	556,092
Philip Morris International, Inc.	62,752	4,924,777
Reynolds American, Inc.	12,237	506,857
		8,190,454
Energy (12.0%)
Energy Equipment & Services (1.9%)
Baker Hughes, Inc.	15,761	766,615
Cameron International Corp. (b)	8,841	434,889
Diamond Offshore Drilling, Inc.	2,496	137,929
FMC Technologies, Inc. (b)	8,570	447,611
Halliburton Co.	33,191	1,145,421
Helmerich & Payne, Inc.	3,828	223,402
Nabors Industries, Ltd. (b) (e)	10,386	180,093
National Oilwell Varco, Inc.	15,339	1,042,898
Noble Corp. (b) (e)	9,102	275,063
Rowan Cos., Inc. (b)	4,488	136,121
Schlumberger, Ltd.	48,487	3,312,147
		8,102,189
Oil, Gas & Consumable Fuels (10.1%)
Alpha Natural Resources, Inc. (b)	7,940	162,214
Anadarko Petroleum Corp.	17,955	1,370,505

See accompanying notes to financial statements.

Advantus Series Fund, Inc.
Investments in Securities – continued

	Shares	Value(a)
Apache Corp.	13,875	$1,256,798
Cabot Oil & Gas Corp. — Class A	3,805	288,800
Chesapeake Energy Corp.	23,799	530,480
Chevron Corp.	71,946	7,655,054
ConocoPhillips	47,967	3,495,355
Consol Energy, Inc.	8,170	299,839
Denbury Resources, Inc. (b)	14,351	216,700
Devon Energy Corp.	14,592	904,704
El Paso Corp.	27,835	739,576
EOG Resources, Inc.	9,696	955,153
EQT Corp.	5,353	293,291
Exxon Mobil Corp.	173,163	14,677,296
Hess Corp.	10,766	611,509
Marathon Oil Corp.	25,423	744,131
Marathon Petroleum Corp.	12,793	425,879
Murphy Oil Corp.	6,958	387,839
Newfield Exploration Co. (b)	4,726	178,312
Noble Energy, Inc.	6,340	598,433
Occidental Petroleum Corp.	29,327	2,747,940
Peabody Energy Corp.	9,780	323,816
Pioneer Natural Resources Co.	4,421	395,591
QEP Resources, Inc.	6,350	186,055
Range Resources Corp.	5,651	350,023
Southwestern Energy Co. (b)	12,495	399,090
Spectra Energy Corp.	23,484	722,133
Sunoco, Inc.	3,817	156,573
Tesoro Corp. (b)	5,041	117,758
The Williams Cos., Inc.	21,258	701,939
Valero Energy Corp.	20,221	425,652
		42,318,438
Financial (13.2%)
Capital Markets (1.8%)
Ameriprise Financial, Inc.	8,174	405,757
BlackRock, Inc.	3,660	652,358
E*Trade Financial Corp. (b)	9,074	72,229
Federated Investors, Inc. — Class B	3,283	49,738
Franklin Resources, Inc.	5,263	505,564
Invesco, Ltd.	16,252	326,503
Legg Mason, Inc.	4,414	106,157
Morgan Stanley	53,615	811,195
Northern Trust Corp.	8,724	345,994
State Street Corp.	17,772	716,389
T Rowe Price Group, Inc.	9,127	519,783
The Bank of New York Mellon Corp.	43,808	872,217
The Charles Schwab Corp.	38,990	439,027
The Goldman Sachs Group, Inc.	17,786	1,608,388
		7,431,299
Commercial Banks (2.6%)
BB&T Corp.	25,180	633,781
Comerica, Inc.	7,130	183,954
Fifth Third Bancorp	33,228	422,660
First Horizon National Corp.	9,509	76,072
Huntington Bancshares, Inc.	31,211	171,348
KeyCorp	34,424	264,720
M&T Bank Corp.	4,567	348,645
PNC Financial Services Group, Inc.	18,986	1,094,923
Regions Financial Corp.	45,479	195,560
SunTrust Banks, Inc.	19,371	342,867
US Bancorp	68,944	1,864,935

	Shares	Value(a)
Wells Fargo & Co.	190,515	$5,250,593
Zions Bancorporation	6,654	108,327
		10,958,385
Consumer Finance (0.8%)
American Express Co.	36,506	1,721,988
Capital One Financial Corp.	16,554	700,069
Discover Financial Services	19,790	474,960
SLM Corp.	18,379	246,278
		3,143,295
Diversified Financial Services (2.6%)
Bank of America Corp.	366,176	2,035,939
Citigroup, Inc.	105,624	2,778,967
CME Group, Inc.	2,399	584,564
IntercontinentalExchange, Inc. (b)	2,625	316,444
JPMorgan Chase & Co.	137,273	4,564,329
Leucadia National Corp.	7,128	162,091
Moody's Corp.	7,057	237,680
NYSE Euronext	9,453	246,723
The NASDAQ OMX Group, Inc. (b)	4,524	110,883
		11,037,620
Diversified REIT's (0.1%)
Vornado Realty Trust	6,689	514,117
Insurance (3.5%)
ACE, Ltd. (e)	12,213	856,376
Aflac, Inc.	16,843	728,628
American International Group, Inc. (b)	15,719	364,681
AON Corp.	11,679	546,577
Assurant, Inc.	3,321	136,360
Berkshire Hathaway, Inc. — Class B (b)	63,513	4,846,042
Chubb Corp.	10,046	695,384
Cincinnati Financial Corp.	5,848	178,130
Genworth Financial, Inc. — Class A (b)	17,697	115,915
Hartford Financial Services Group, Inc.	16,049	260,796
Lincoln National Corp.	10,898	211,639
Loews Corp.	11,031	415,317
Marsh & McLennan Cos., Inc.	19,435	614,535
MetLife, Inc.	38,208	1,191,326
Principal Financial Group, Inc.	11,024	271,191
Prudential Financial, Inc.	17,052	854,646
The Allstate Corp.	18,256	500,397
The Progressive Corp.	22,279	434,663
The Travelers Cos., Inc.	14,912	882,343
Torchmark Corp.	3,662	158,894
Unum Group	10,562	222,541
XL Group PLC (e)	11,579	228,917
		14,715,298
Office REIT's (0.1%)
Boston Properties, Inc.	5,326	530,470
Real Estate Management & Development (0.0%)
CBRE Group, Inc. (b)	11,690	177,922

See accompanying notes to financial statements.

Advantus Series Fund, Inc.
Investments in Securities – continued

	Shares	Value(a)
Residential REIT's (0.4%)
Apartment Investment & Management Co. — Class A	4,341	$99,452
AvalonBay Communities, Inc.	3,411	445,477
Equity Residential	10,752	613,186
ProLogis, Inc.	16,502	471,792
		1,629,907
Retail REIT's (0.4%)
Kimco Realty Corp.	14,649	237,900
Simon Property Group, Inc.	10,603	1,367,151
		1,605,051
Specialized REIT's (0.8%)
HCP, Inc.	14,716	609,684
Health Care REIT, Inc.	6,856	373,857
Host Hotels & Resorts, Inc.	25,510	376,783
Plum Creek Timber Co., Inc.	5,809	212,377
Public Storage	5,106	686,553
Ventas, Inc.	10,375	571,974
Weyerhaeuser Co.	19,379	361,800
		3,193,028
Thrifts & Mortgage Finance (0.1%)
Hudson City Bancorp, Inc.	19,020	118,875
People's United Financial, Inc.	13,028	167,410
		286,285
Health Care (11.6%)
Biotechnology (1.2%)
Amgen, Inc.	28,625	1,838,011
Biogen Idec, Inc. (b)	8,818	970,421
Celgene Corp. (b)	16,038	1,084,169
Gilead Sciences, Inc. (b)	27,136	1,110,676
		5,003,277
Health Care Equipment & Supplies (1.7%)
Baxter International, Inc.	20,371	1,007,957
Becton Dickinson and Co.	7,763	580,051
Boston Scientific Corp. (b)	53,522	285,807
CareFusion Corp. (b)	8,053	204,627
Covidien PLC (e)	17,428	784,434
CR Bard, Inc.	3,075	262,913
DENTSPLY International, Inc.	5,037	176,245
Edwards Lifesciences Corp. (b)	4,085	288,810
Intuitive Surgical, Inc. (b)	1,445	669,049
Medtronic, Inc.	38,126	1,458,320
St Jude Medical, Inc.	11,524	395,273
Stryker Corp.	11,751	584,142
Varian Medical Systems, Inc. (b)	4,066	272,951
Zimmer Holdings, Inc. (b)	6,505	347,497
		7,318,076
Health Care Providers & Services (2.0%)
Aetna, Inc.	13,088	552,183
AmerisourceBergen Corp.	9,333	347,094
Cardinal Health, Inc.	12,498	507,544
CIGNA Corp.	10,253	430,626
Coventry Health Care, Inc. (b)	5,209	158,197
DaVita, Inc. (b)	3,357	254,494
Express Scripts, Inc. (b)	17,576	785,471

	Shares	Value(a)
Humana, Inc.	5,907	$517,512
Laboratory Corp. of America Holdings (b)	3,580	307,773
McKesson Corp.	8,833	688,179
Medco Health Solutions, Inc. (b)	13,983	781,650
Patterson Cos., Inc.	3,164	93,401
Quest Diagnostics, Inc.	5,676	329,549
Tenet Healthcare Corp. (b)	15,684	80,459
UnitedHealth Group, Inc.	38,512	1,951,788
WellPoint, Inc.	12,567	832,564
		8,618,484
Health Care Technology (0.1%)
Cerner Corp. (b)	5,300	324,625
Life Sciences Tools & Services (0.4%)
Agilent Technologies, Inc. (b)	12,492	436,345
Life Technologies Corp. (b)	6,423	249,919
PerkinElmer, Inc.	4,014	80,280
Thermo Fisher Scientific, Inc. (b)	13,666	614,560
Waters Corp. (b)	3,237	239,700
		1,620,804
Pharmaceuticals (6.2%)
Abbott Laboratories	56,278	3,164,512
Allergan, Inc.	11,020	966,895
Bristol-Myers Squibb Co.	61,218	2,157,323
Eli Lilly & Co.	36,807	1,529,699
Forest Laboratories, Inc. (b)	9,651	292,039
Hospira, Inc. (b)	5,879	178,545
Johnson & Johnson	98,657	6,469,926
Merck & Co., Inc.	110,111	4,151,185
Mylan, Inc. (b)	15,359	329,604
Perrigo Co.	3,367	327,609
Pfizer, Inc.	277,705	6,009,536
Watson Pharmaceuticals, Inc. (b)	4,615	278,469
		25,855,342
Industrials (10.4%)
Aerospace & Defense (2.5%)
General Dynamics Corp.	12,865	854,365
Goodrich Corp.	4,554	563,330
Honeywell International, Inc.	27,944	1,518,757
L-3 Communications Holdings, Inc.	3,629	241,982
Lockheed Martin Corp.	9,586	775,507
Northrop Grumman Corp.	9,392	549,244
Precision Castparts Corp.	5,251	865,312
Raytheon Co.	12,503	604,895
Rockwell Collins, Inc.	5,422	300,216
The Boeing Co.	26,841	1,968,787
United Technologies Corp.	32,734	2,392,528
		10,634,923
Air Freight & Logistics (1.0%)
CH Robinson Worldwide, Inc.	5,947	414,981
Expeditors International of Washington, Inc.	7,650	313,344
FedEx Corp.	11,519	961,952
United Parcel Service, Inc. — Class B	34,862	2,551,550
		4,241,827

See accompanying notes to financial statements.

Advantus Series Fund, Inc.
Investments in Securities – continued

	Shares	Value(a)
Airlines (0.1%)
Southwest Airlines Co.	28,125	$240,750
Building Products (0.0%)
Masco Corp.	12,867	134,846
Commercial Services & Supplies (0.4%)
Avery Dennison Corp.	3,755	107,693
Cintas Corp.	3,944	137,291
Iron Mountain, Inc.	6,643	204,604
Pitney Bowes, Inc.	7,212	133,711
Republic Services, Inc.	11,373	313,326
RR Donnelley & Sons Co.	6,744	97,316
Stericycle, Inc. (b)	3,051	237,734
Waste Management, Inc.	16,630	543,967
		1,775,642
Construction & Engineering (0.2%)
Fluor Corp.	6,129	307,983
Jacobs Engineering Group, Inc. (b)	4,559	185,004
Quanta Services, Inc. (b)	7,591	163,510
		656,497
Electrical Equipment (0.5%)
Cooper Industries PLC (e)	5,712	309,305
Emerson Electric Co.	26,580	1,238,362
Rockwell Automation, Inc.	5,090	373,454
Roper Industries, Inc.	3,499	303,958
		2,225,079
Industrial Conglomerates (2.4%)
3M Co.	25,319	2,069,322
General Electric Co.	381,403	6,830,927
Textron, Inc.	9,977	184,475
Tyco International Ltd.	16,690	779,590
		9,864,314
Machinery (2.1%)
Caterpillar, Inc.	23,418	2,121,671
Cummins, Inc.	6,961	612,707
Danaher Corp.	20,537	966,061
Deere & Co.	14,912	1,153,443
Dover Corp.	6,709	389,457
Eaton Corp.	12,073	525,538
Flowserve Corp.	2,069	205,493
Illinois Tool Works, Inc.	17,456	815,370
Ingersoll-Rand PLC (e)	11,238	342,422
Joy Global, Inc.	3,820	286,385
PACCAR, Inc.	12,941	484,899
Pall Corp.	4,176	238,658
Parker Hannifin Corp.	5,458	416,173
Snap-On, Inc.	2,138	108,226
Xylem, Inc.	6,618	170,016
		8,836,519
Professional Services (0.1%)
Dun & Bradstreet Corp.	1,739	130,129
Equifax, Inc.	4,381	169,720
Robert Half International, Inc.	5,154	146,683
		446,532
Road & Rail (0.9%)
CSX Corp.	37,931	798,827
Norfolk Southern Corp.	12,142	884,666

	Shares	Value(a)
Ryder System, Inc.	1,849	$98,256
Union Pacific Corp.	17,452	1,848,865
		3,630,614
Trading Companies & Distributors (0.2%)
Fastenal Co.	10,660	464,883
WW Grainger, Inc.	2,255	422,113
		886,996
Information Technology (18.7%)
Communications Equipment (2.1%)
Cisco Systems, Inc.	194,212	3,511,353
F5 Networks, Inc. (b)	2,842	301,593
Harris Corp.	4,183	150,755
JDS Uniphase Corp. (b)	8,263	86,266
Juniper Networks, Inc. (b)	19,002	387,831
Motorola Mobility Holdings, Inc. (b)	9,486	368,057
Motorola Solutions, Inc.	10,301	476,833
QUALCOMM, Inc.	60,726	3,321,712
		8,604,400
Computers & Peripherals (4.6%)
Apple, Inc. (b) (c)	33,624	13,617,720
Dell, Inc. (b)	55,166	807,079
EMC Corp. (b)	73,697	1,587,433
Hewlett-Packard Co.	71,782	1,849,104
Lexmark International, Inc. — Class A	2,512	83,072
NetApp, Inc. (b)	12,955	469,878
SanDisk Corp. (b)	8,698	428,029
Western Digital Corp. (b)	8,380	259,361
		19,101,676
Electronic Equipment, Instruments & Components (0.4%)
Amphenol Corp. — Class A	5,987	271,750
Corning, Inc.	56,776	736,952
FLIR Systems, Inc.	5,605	140,517
Jabil Circuit, Inc.	6,609	129,933
Molex, Inc.	4,891	116,699
TE Connectivity, Ltd.	15,334	472,441
		1,868,292
Internet Software & Services (2.0%)
Akamai Technologies, Inc. (b)	6,482	209,239
eBay, Inc. (b)	41,479	1,258,058
Google, Inc. — Class A (b)	9,173	5,924,841
VeriSign, Inc.	5,746	205,247
Yahoo!, Inc. (b)	44,808	722,753
		8,320,138
IT Services (3.8%)
Accenture PLC Class A (e)	23,154	1,232,488
Automatic Data Processing, Inc.	17,655	953,547
Cognizant Technology Solutions Corp. — Class A (b)	10,903	701,172
Computer Sciences Corp.	5,559	131,748
Fidelity National Information Services, Inc.	8,763	233,008
Fiserv, Inc. (b)	5,134	301,571
International Business Machines Corp.	42,580	7,829,610

See accompanying notes to financial statements.

Advantus Series Fund, Inc.
Investments in Securities – continued

	Shares	Value(a)
Mastercard, Inc. — Class A	3,871	$1,443,186
Paychex, Inc.	11,552	347,831
SAIC, Inc. (b)	9,917	121,880
Teradata Corp. (b)	6,060	293,971
The Western Union Co.	22,367	408,421
Total System Services, Inc.	5,805	113,546
Visa, Inc. — Class A	18,374	1,865,512
		15,977,491
Office Electronics (0.1%)
Xerox Corp.	50,109	398,868
Semiconductors & Semiconductor Equipment (2.3%)
Advanced Micro Devices, Inc. (b)	21,149	114,205
Altera Corp.	11,591	430,026
Analog Devices, Inc.	10,734	384,063
Applied Materials, Inc.	47,168	505,169
Broadcom Corp. — Class A (b)	17,525	514,534
First Solar, Inc. (b)	2,032	68,600
Intel Corp.	183,957	4,460,957
KLA-Tencor Corp.	6,027	290,803
Linear Technology Corp.	8,210	246,546
LSI Corp. (b)	20,357	121,124
Microchip Technology, Inc.	6,901	252,784
Micron Technology, Inc. (b)	35,677	224,408
Novellus Systems, Inc. (b)	2,405	99,302
NVIDIA Corp. (b)	22,060	305,752
Teradyne, Inc. (b)	6,567	89,508
Texas Instruments, Inc.	41,280	1,201,661
Xilinx, Inc.	9,445	302,807
		9,612,249
Software (3.4%)
Adobe Systems, Inc. (b)	17,734	501,340
Autodesk, Inc. (b)	8,193	248,494
BMC Software, Inc. (b)	6,148	201,531
CA, Inc.	13,368	270,234
Citrix Systems, Inc. (b)	6,738	409,131
Compuware Corp. (b)	7,864	65,429
Electronic Arts, Inc. (b)	11,931	245,779
Intuit, Inc.	10,739	564,764
Microsoft Corp.	270,438	7,020,571
Oracle Corp.	142,151	3,646,173
Red Hat, Inc. (b)	6,943	286,676
Salesforce.com, Inc. (b)	4,915	498,676
Symantec Corp. (b)	26,631	416,775
		14,375,573
Materials (3.4%)
Chemicals (2.2%)
Air Products & Chemicals, Inc.	7,604	647,785
Airgas, Inc.	2,449	191,218
CF Industries Holdings, Inc.	2,363	342,588
Eastman Chemical Co.	4,970	194,128
Ecolab, Inc.	10,866	628,163
EI du Pont de Nemours & Co.	33,378	1,528,045
FMC Corp.	2,510	215,960
International Flavors & Fragrances, Inc.	2,877	150,812
Monsanto Co.	19,394	1,358,938
PPG Industries, Inc.	5,579	465,791

	Shares	Value(a)
Praxair, Inc.	10,830	$1,157,727
Sigma-Aldrich Corp.	4,397	274,637
The Dow Chemical Co.	42,695	1,227,908
The Mosaic Co.	10,785	543,887
The Sherwin-Williams Co.	3,111	277,719
		9,205,306
Construction Materials (0.0%)
Vulcan Materials Co.	4,667	183,646
Containers & Packaging (0.1%)
Ball Corp.	5,831	208,225
Bemis Co., Inc.	3,643	109,582
Owens-Illinois, Inc. (b)	5,884	114,032
Sealed Air Corp.	5,744	98,854
		530,693
Metals & Mining (0.9%)
Alcoa, Inc.	38,449	332,584
Allegheny Technologies, Inc.	3,848	183,934
Cliffs Natural Resources, Inc.	5,167	322,163
Freeport-McMoRan Copper & Gold, Inc.	34,245	1,259,874
Newmont Mining Corp.	17,916	1,075,139
Nucor Corp.	11,433	452,404
Titanium Metals Corp.	2,931	43,906
United States Steel Corp.	5,146	136,163
		3,806,167
Paper & Forest Products (0.2%)
International Paper Co.	15,752	466,259
MeadWestvaco Corp.	6,085	182,246
		648,505
Telecommunication Services (3.1%)
Diversified Telecommunication Services (2.8%)
AT&T, Inc.	214,087	6,473,991
CenturyLink, Inc.	22,255	827,886
Frontier Communications Corp.	35,950	185,143
Verizon Communications, Inc.	102,278	4,103,393
Windstream Corp.	20,955	246,012
		11,836,425
Wireless Telecommunication Services (0.3%)
American Tower Corp. — Class A	14,199	852,082
MetroPCS Communications, Inc. (b)	10,533	91,426
Sprint Nextel Corp. (b)	108,229	253,256
		1,196,764
Utilities (3.8%)
Electric Utilities (2.1%)
American Electric Power Co., Inc.	17,381	718,009
Duke Energy Corp.	48,147	1,059,234
Edison International	11,789	488,065
Entergy Corp.	6,394	467,082
Exelon Corp.	23,934	1,038,018
FirstEnergy Corp.	15,061	667,202

See accompanying notes to financial statements.

Advantus Series Fund, Inc.
Investments in Securities – continued

	Shares	Value(a)
NextEra Energy, Inc.	15,298	$931,342
Northeast Utilities	6,351	229,081
Pepco Holdings, Inc.	8,138	165,201
Pinnacle West Capital Corp.	3,923	189,010
PPL Corp.	20,802	611,995
Progress Energy, Inc.	10,648	596,501
Southern Co.	31,105	1,439,850
		8,600,590
Gas Utilities (0.1%)
AGL Resources, Inc.	4,177	176,520
Oneok, Inc.	3,755	325,521
		502,041
Independent Power Producers & Energy Traders (0.2%)
Constellation Energy Group, Inc.	7,224	286,576
NRG Energy, Inc. (b)	8,307	150,523
The AES Corp. (b)	23,292	275,777
		712,876
Multi-Utilities (1.4%)
Ameren Corp.	8,700	288,231
CenterPoint Energy, Inc.	15,324	307,859
CMS Energy Corp.	9,008	198,897
Consolidated Edison, Inc.	10,577	656,091
Dominion Resources, Inc.	20,544	1,090,475
DTE Energy Co.	6,080	331,056
Integrys Energy Group, Inc.	2,806	152,029
NiSource, Inc.	10,102	240,529
PG&E Corp.	14,663	604,409
Public Service Enterprise Group, Inc.	18,248	602,366
SCANA Corp.	4,156	187,269
Sempra Energy	8,638	475,090
TECO Energy, Inc.	7,743	148,201
Wisconsin Energy Corp.	8,329	291,182
Xcel Energy, Inc.	17,468	482,816
		6,056,500
Total common stocks (cost: $194,875,681)		411,282,247
Preferred Stocks (0.0%)
Consumer Discretionary (0.0%)
Specialty Retail (0.0%)
Orchard Supply Hardware Stores Corp. Series A (b) (d)	63	230
Total preferred stocks (cost: $391)		230

	Shares	Value(a)
Short-Term Securities (1.8%)
Investment Companies (1.8%)
JPMorgan U.S. Government Money Market Fund, current rate 0.010%	1,400,000	$1,400,000
Wells Fargo Advantage Treasury Plus Money Market Fund, current rate 0.010%	6,337,380	6,337,380
Total short-term securities (cost: $7,737,380)		7,737,380
Total investments in securities (cost: $202,613,452) (f)		419,019,857
Cash and other assets in excess of liabilities (0.1%)		381,267
Total net assets (100.0%)		$419,401,124

Investments in Securities Legend

(a)  Securities are valued by procedures described in Note 2 of the Notes to Financial Statements.

(b)  Non-income producing security.

(c)  Fully or partially pledged as initial margin deposits on open futures contracts.

Holdings of Open Futures Contracts

On December 31, 2011, securities with an aggregate market value of $13,987,525 have been segregated to cover margin requirements for the following open futures contracts:

Type	Expiration	Number of Contracts	Position Type	Unrealized Appreciation
S&P 500® E-Mini Future	March 2012	118	Long	$321,120
		118		$321,120

(d)  These securities are being fair-valued according to procedures approved by the Board of Directors.

(e)  The Portfolio held 1.0% of net assets in foreign securities at December 31, 2011.

(f)  At December 31, 2011 the cost of securities for federal income tax purposes was $206,548,134. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation	$232,144,543
Gross unrealized depreciation	(19,672,820)
Net unrealized appreciation	$212,471,723

See accompanying notes to financial statements.

Advantus Series Fund, Inc.
Investments in Securities – continued

	Principal(b)	Value(a)
International Bond Portfolio
Long-Term Debt Securities (84.0%)
Argentina (0.7%)
Government (0.7%)
Argentina Bonos (USD) 0.439% , 08/03/12 (c)	6,030,000	$733,055
Australia (10.1%)
Government (10.1%)
Australia Government Bond (AUD) 5.750% , 04/15/12	2,500,000	2,575,867
New South Wales Treasury Corp. (AUD)
5.500%, 08/01/13	290,000	304,768
5.500%, 03/01/17	1,440,000	1,566,683
6.000%, 05/01/12	925,000	953,896
Queensland Treasury Corp. (AUD)
6.000%, 08/14/13	1,325,000	1,404,753
6.000%, 08/21/13	595,000	627,318
6.000%, 09/14/17	585,000	649,047
Western Australia Treasury Corp. (AUD)
5.500%, 07/17/12	2,695,000	2,783,858
8.000%, 06/15/13	350,000	379,743
		11,245,933
Brazil (6.2%)
Government (6.2%)
Brazil Notas do Tesouro Nacional Serie B (BRL)
6.000%, 05/15/15	2,125,000	2,466,702
6.000%, 05/15/45	2,000,000	2,423,764
Brazil Notas do Tesouro Nacional Serie F (BRL)
10.000%, 01/01/12	495,000	265,380
10.000%, 01/01/17	3,300,000	1,700,413
		6,856,259
Great Britain (1.8%)
Government (1.8%)
United Kingdom Gilt (GBP) 5.250% , 06/07/12	1,254,000	1,990,041
Hungary (3.1%)
Government (3.1%)
Hungary Government Bond (HUF)
5.500%, 02/12/14	29,800,000	114,389
5.500%, 02/12/16	21,500,000	77,170
6.500%, 06/24/19	19,100,000	64,593
6.750%, 02/12/13	15,200,000	61,460
6.750%, 08/22/14	85,600,000	333,336
6.750%, 02/24/17	19,200,000	70,588
6.750%, 11/24/17	70,000,000	249,777
7.000%, 06/24/22	12,300,000	41,779
7.500%, 10/24/13	12,300,000	49,677
7.500%, 11/12/20	1,400,000	4,973
8.000%, 02/12/15	13,800,000	54,799
Hungary Government International Bond (EUR)
3.500%, 07/18/16	30,000	31,456

	Principal(b)	Value(a)
3.875%, 02/24/20	150,000	$138,343
4.375%, 07/04/17	175,000	182,150
5.750%, 06/11/18	530,000	576,492
6.250%, 01/29/20	735,000	661,500
6.375%, 03/29/21	810,000	724,950
		3,437,432
Indonesia (7.6%)
Government (7.6%)
Indonesia Treasury Bond (IDR)
9.500%, 07/15/23	18,680,000,000	2,556,483
10.000%, 09/15/24	1,959,000,000	279,095
10.250%, 07/15/22	2,155,000,000	308,053
10.250%, 07/15/27	17,010,000,000	2,443,793
11.000%, 11/15/20	6,128,000,000	901,229
12.800%, 06/15/21	8,576,000,000	1,393,670
12.900%, 06/15/22	3,361,000,000	554,702
		8,437,025
Ireland (1.4%)
Government (1.4%)
Ireland Government Bond (EUR)
4.000%, 01/15/14	199,000	239,270
4.400%, 06/18/19	121,000	123,801
4.500%, 10/18/18	98,000	100,564
4.500%, 04/18/20	149,000	148,088
4.600%, 04/18/16	118,000	136,120
5.000%, 10/18/20	257,000	270,146
5.400%, 03/13/25	298,000	304,554
5.900%, 10/18/19	243,000	269,710
		1,592,253
Israel (1.1%)
Government (1.1%)
Israel Government Bond — Fixed (ILS) 3.500% , 09/30/13	2,776,000	735,403
Israel Government Bond — Shahar (ILS) 5.000%, 03/31/13	1,836,000	493,597
		1,229,000
Lithuania (2.0%)
Government (2.0%)
Lithuania Government International Bond (USD) 6.125% , 03/09/21 (f)	100,000	99,500
Republic of Lithuania (USD)
6.750%, 01/15/15 (f)	1,130,000	1,178,025
7.375%, 02/11/20 (f)	900,000	972,000
		2,249,525
Malaysia (1.6%)
Government (1.6%)
Malaysia Government Bond (MYR)
2.509%, 08/27/12	3,135,000	986,284
2.711%, 02/14/12	90,000	28,382
3.718%, 06/15/12	2,347,000	742,887
		1,757,553

See accompanying notes to financial statements.

Advantus Series Fund, Inc.
Investments in Securities – continued

	Principal(b)	Value(a)
Mexico (6.2%)
Government (6.2%)
Mexican Bonos (MXN)
7.750%, 12/14/17	5,000,000	$392,612
8.000%, 12/19/13	39,430,000	2,987,236
8.000%, 12/17/15	26,500,000	2,073,287
9.000%, 12/20/12	2,400,000	178,911
9.000%, 06/20/13	17,600,000	1,335,145
		6,967,191
Philippines (0.2%)
Government (0.2%)
Philippine Government Bond (PHP)
5.250%, 09/24/12	40,000	935
5.250%, 01/07/13	440,000	10,370
5.750%, 02/21/12	4,080,000	93,529
8.750%, 03/03/13	3,150,000	77,412
		182,246
Poland (8.6%)
Government (8.6%)
Poland Government Bond (PLN)
4.413%, 01/25/12 (e)	560,000	162,670
4.542%, 07/25/12 (e)	580,000	164,797
4.575%, 07/25/13 (e)	3,082,000	834,863
4.622%, 10/25/12 (e)	1,630,000	457,800
4.750%, 04/25/12	6,783,000	1,976,955
4.815%, 01/25/13 (e)	3,700,000	1,027,530
5.000%, 10/24/13	1,080,000	315,630
5.250%, 04/25/13	555,000	162,753
5.750%, 04/25/14	1,740,000	515,861
5.750%, 09/23/22	5,900,000	1,699,410
6.250%, 10/24/15	1,440,000	435,278
Poland Government International Bond (USD) 6.375% , 07/15/19	1,700,000	1,882,750
		9,636,297
Qatar (0.7%)
Government (0.7%)
Qatar Government International Bond (USD) 6.550% , 04/09/19 (f)	670,000	790,600
Russia (3.1%)
Government (3.1%)
Russian Foreign Bond (USD) 7.500% , 03/31/30 (f) (g)	2,972,600	3,451,932
South Africa (2.2%)
Government (2.2%)
South Africa Government International Bond (USD)
5.500%, 03/09/20	560,000	627,200
6.875%, 05/27/19	1,475,000	1,777,375
		2,404,575
South Korea (15.6%)
Government (15.6%)
Korea Treasury Bond (KRW)
3.000%, 12/10/13	8,741,920,000	7,541,727
3.750%, 06/10/13	2,111,060,000	1,841,599

	Principal(b)	Value(a)
4.000%, 06/10/12	2,640,800,000	$2,298,514
4.250%, 12/10/12	125,000,000	109,346
5.250%, 09/10/12	4,180,000,000	3,673,665
5.250%, 03/10/13	272,670,000	241,719
Republic of Korea (USD) 7.125% , 04/16/19	1,360,000	1,696,951
		17,403,521
Sri Lanka (1.7%)
Government (1.7%)
Sri Lanka Government Bonds (LKR)
6.500%, 07/15/15 (d)	4,310,000	34,015
7.000%, 03/01/14 (d)	140,000	1,162
11.000%, 08/01/15 (d)	82,800,000	749,344
11.000%, 09/01/15 (d)	120,750,000	1,089,718
		1,874,239
Supra-National (0.4%)
Government (0.4%)
Corp. Andina de Fomento (USD) 8.125%, 06/04/19	340,000	417,623
Sweden (4.2%)
Government (4.2%)
Kommuninvest I Sverige (SEK) 1.750%, 10/08/12	700,000	102,032
Sweden Government Bond (SEK)
1.500%, 08/30/13	13,790,000	2,013,389
5.500%, 10/08/12	17,115,000	2,580,245
		4,695,666
Ukraine (0.9%)
Government (0.9%)
Financing of Infrastructural Projects State Enterprise (USD) 7.400% , 04/20/18 (f)	200,000	155,500
Ukraine Government International Bond (EUR)
4.950%, 10/13/15 (f)	100,000	106,448
6.250%, 06/17/16 (f)	200,000	175,500
7.650%, 06/11/13 (f)	100,000	96,000
7.750%, 09/23/20 (f)	100,000	86,500
7.950%, 02/23/21 (f)	410,000	359,775
		979,723
United Arab Emirates (0.8%)
Government (0.8%)
Emirate of Abu Dhabi (USD) 6.750% , 04/08/19 (f)	760,000	931,000
United States (2.3%)
Government (2.3%)
Alabama State University (USD) 5.000% , 09/01/29	15,000	16,352
City of Philadelphia (USD) 5.000% , 08/01/24	50,000	53,574
County of Bexar (USD) 5.250% , 08/15/47	50,000	54,629
Illinois Municipal Electric Agency (USD) 5.000%, 02/01/35	75,000	77,506

See accompanying notes to financial statements.

Advantus Series Fund, Inc.
Investments in Securities – continued

	Principal(b)	Value(a)
State of California (USD)
5.000%, 04/01/38	50,000	$51,016
5.125%, 04/01/33	160,000	166,968
6.000%, 04/01/38	1,500,000	1,692,870
7.625%, 03/01/40	275,000	338,346
Tarrant County Cultural Education Facilities Finance Corp. (USD) 6.250%, 07/01/28	120,000	137,184
		2,588,445
Venezuela (0.7%)
Government (0.7%)
Venezuela Government International Bond (USD) 10.750% , 09/19/13	780,000	787,800
Vietnam (0.8%)
Government (0.8%)
Socialist Republic of Vietnam (USD) 6.750% , 01/29/20 (f)	880,000	886,600
Total long-term debt securities (cost: $90,270,280)		93,525,534
Short-Term Securities (11.4%)
Egypt (0.3%)
Egypt Treasury Bills (EGP)
10.405%, 01/17/12 (e)	925,000	152,384
10.605%, 01/17/12 (e)	1,450,000	238,871
		391,255
Great Britain (1.3%)
United Kingdom Gilt (GBP) 5.000% , 03/07/12	962,000	1,507,286
Hungary (0.1%)
Hungary Treasury Bills (HUF) 5.769% , 08/22/12 (e)	24,900,000	96,961
Israel (1.1%)
Israel Government Bond — Makam (ILS) 4.000%, 03/30/12	1,200,000	324,279
Israel Treasury Bill — Makam (ILS)
3.139%, 04/04/12 (e)	1,420,000	368,949
3.228%, 05/02/12 (e)	1,270,000	329,278
3.284%, 02/01/12 (e)	180,000	46,966
3.297%, 02/29/12 (e)	100,000	26,040
3.398%, 05/02/12 (e)	350,000	90,746
		1,186,258

	Shares/ Principal(b)	Value(a)
Malaysia (1.7%)
Bank Negara Malaysia Monetary Notes (MYR)
2.700%, 01/31/12 (e)	510,000	$160,536
2.750%, 02/09/12 (e)	2,630,000	827,309
2.750%, 02/21/12 (e)	530,000	166,554
2.780%, 03/29/12 (e)	360,000	112,775
2.800%, 06/14/12 (d) (e)	140,000	43,579
2.800%, 03/01/12 (e)	265,000	83,208
2.801%, 03/29/12 (e)	175,000	54,821
2.801%, 04/26/12 (d) (e)	115,000	35,936
2.870%, 04/12/12 (d) (e)	990,000	309,714
Malaysia Treasury Bill (MYR)
2.750%, 02/24/12 (e)	160,000	50,268
2.800%, 03/23/12 (e)	50,000	15,671
		1,860,371
Norway (2.8%)
Norway Treasury Bill (NOK) 2.544%, 03/12/12 (e)	18,380,000	3,071,284
Philippines (0.0%)
Philippine Treasury Bills (PHP)
1.213%, 08/22/12 (d) (e)	650,000	14,649
2.499%, 02/22/12 (e)	320,000	7,280
2.619%, 02/08/12 (e)	940,000	21,399
		43,328
Sri Lanka (0.0%)
Sri Lanka Treasury Bills (LKR)
7.270%, 07/06/12 (d) (e)	140,000	1,177
7.320%, 09/28/12 (d) (e)	300,000	2,469
		3,646
United States (0.1%)
Federal Home Loan Bank (USD) 0.001% , 01/03/12 (e)	145,000	145,000
Investment Company (4.0%)
United States (4.0%)
Dreyfus Treasury Cash Management Fund, current rate 0.010%	4,413,806	4,413,806
Total short-term securities (cost: $13,393,391)		12,719,195
Total investments in securities (cost: $103,663,671) (h)		106,244,729
Cash and other assets in excess of liabilities (4.6%)		5,136,645
Total net assets (100.0%)		$111,381,374

See accompanying notes to financial statements.

Advantus Series Fund, Inc.
Investments in Securities – continued

Forward Foreign Currency Contracts

On December 31, 2011, International Bond Portfolio had entered into forward foreign currency contracts that obligate the portfolio to deliver currencies at specified future dates. Unrealized appreciation and depreciation on these contracts is included in the accompanying financial statements. The terms of the open contracts were as follows:

Exchange Date	Currency to be delivered – SELL		Currency to be received – BUY		Unrealized Gain (Loss)	Counterparty
01/04/12	44,347,000	JPY	572,293	USD	$(4,091)	DBK
01/05/12	3,466,248	EUR	31,461,400	SEK	89,391	DBK
01/09/12	2,105,272	USD	7,507,400	ILS	(142,121)	DBK
01/10/12	329,362	USD	1,023,987	MYR	(6,464)	HSB
01/10/12	9,950,000	JPY	120,333	USD	(8,999)	UBS
01/10/12	9,980,000	JPY	120,753	USD	(8,969)	CIT
01/10/12	19,970,000	JPY	241,475	USD	(18,099)	BCB
01/11/12	482,000	EUR	624,619	USD	(1,112)	DBK
01/11/12	2,481,000	EUR	3,211,468	USD	(9,358)	UBS
01/12/12	10,020,000	JPY	121,189	USD	(9,058)	DBK
01/12/12	10,030,000	JPY	121,554	USD	(8,823)	HSB
01/13/12	491,425	USD	21,635,000	PHP	1,752	JPS
01/13/12	201,005	USD	102,000,000	CLP	(4,879)	MSC
01/13/12	141,863	EUR	183,464	USD	(704)	JPS
01/13/12	20,250,000	JPY	245,264	USD	(17,962)	UBS
01/13/12	204,914	EUR	264,855	USD	(1,166)	CIT
01/13/12	252,202	EUR	326,097	USD	(1,314)	BCB
01/13/12	25,460,000	JPY	308,232	USD	(22,718)	BCB
01/13/12	25,660,000	JPY	310,891	USD	(22,660)	HSB
01/13/12	472,878	EUR	611,526	USD	(2,369)	UBS
01/17/12	78,894	USD	3,470,000	PHP	195	HSB
01/18/12	151,083	USD	6,730,000	PHP	2,303	HSB
01/18/12	86,141	USD	3,838,000	PHP	1,333	DBK
01/18/12	459,600	EUR	609,340	USD	12,667	DBK
01/19/12	213,071	USD	9,585,000	PHP	5,377	JPS
01/19/12	54,087	USD	2,402,000	PHP	656	DBK
01/19/12	204,914	EUR	273,089	USD	7,059	BCB
01/24/12	76,072	USD	48,012	GBP	(1,469)	BCB
01/24/12	75,785	USD	47,877	GBP	(1,393)	DBK
01/24/12	50,523	USD	31,971	GBP	(845)	CIT
01/25/12	362,540	EUR	488,592	USD	17,909	UBS
01/26/12	196,669	USD	8,856,000	PHP	5,116	HSB
01/26/12	39,944	USD	25,104	GBP	(938)	DBK
01/26/12	15,050,000	JPY	183,094	USD	(12,580)	DBK
01/26/12	35,153,538	JPY	428,346	USD	(28,707)	DBK
01/26/12	52,800,000	JPY	642,297	USD	(44,189)	UBS
01/26/12	60,350,000	JPY	733,649	USD	(50,999)	BCB
01/27/12	338,618	USD	171,290,000	CLP	(9,876)	DBK
01/27/12	50,039	USD	31,815	GBP	(606)	BCB
01/27/12	29,848	USD	18,960	GBP	(388)	MSC
01/27/12	10,052	USD	6,318	GBP	(235)	JPS
01/27/12	310,400	EUR	419,701	USD	16,708	CIT
01/27/12	64,982,551	JPY	792,857	USD	(52,036)	HSB
01/30/12	785,692	USD	394,260,000	CLP	(29,324)	DBK
01/30/12	102,811	USD	51,930,000	CLP	(3,186)	JPM
01/30/12	19,752	USD	12,550	GBP	(252)	JPM
01/31/12	5,424,799	USD	6,142,500,000	KRW	(93,714)	JPS
01/31/12	473,738	USD	237,840,000	CLP	(17,514)	DBK
01/31/12	148,872	USD	6,418,000	PHP	(2,662)	DBK
01/31/12	9,692	USD	6,122	GBP	(180)	MSC
01/31/12	300,000	EUR	408,000	USD	18,501	DBK
01/31/12	6,142,500,000	KRW	5,670,174	USD	339,090	JPS
02/01/12	37,204	USD	23,602	GBP	(533)	MSC
02/01/12	32,425	USD	20,499	GBP	(575)	CIT
02/01/12	4,011	USD	2,544	GBP	(58)	BCB
02/01/12	302,000	EUR	411,230	USD	19,133	UBS
02/03/12	195,765	USD	8,700,000	PHP	2,410	DBK
02/03/12	69,693	USD	3,100,000	PHP	922	HSB
02/03/12	56,229	USD	2,500,000	PHP	718	HSB
02/06/12	56,497	USD	2,500,000	PHP	444	HSB
02/06/12	51,977	USD	2,300,000	PHP	408	HSB
02/07/12	256,061	USD	327,000	SGD	(3,885)	DBK
02/07/12	256,093	USD	327,000	SGD	(3,917)	HSB

Advantus Series Fund, Inc.
Investments in Securities – continued

Exchange Date	Currency to be delivered – SELL		Currency to be received – BUY		Unrealized Gain (Loss)	Counterparty
02/07/12	76,577	USD	3,400,000	PHP	$861	JPS
02/08/12	504,530	EUR	3,998,300	NOK	14,170	UBS
02/08/12	569,780	USD	585,982	AUD	28,582	MSC
02/08/12	568,099	USD	585,820	AUD	30,098	UBS
02/08/12	460,818	USD	586,000	SGD	(8,906)	DBK
02/08/12	51,069	USD	65,000	SGD	(942)	DBK
02/08/12	341,000	EUR	461,867	USD	19,115	UBS
02/08/12	454,000	EUR	613,313	USD	23,843	CIT
02/09/12	1,004,087	EUR	7,984,000	NOK	32,624	DBK
02/09/12	702,604	EUR	5,588,300	NOK	23,087	UBS
02/09/12	14,749,800	JPY	186,000	AUD	(1,909)	BCB
02/09/12	14,759,100	JPY	186,000	AUD	(2,030)	CIT
02/09/12	14,764,308	JPY	186,000	AUD	(2,098)	DBK
02/09/12	82,485	EUR	328,000	PLN	(11,887)	DBK
02/09/12	70,879	USD	90,290	SGD	(1,249)	BCB
02/09/12	52,000	EUR	70,036	USD	2,519	DBK
02/09/12	158,000	EUR	212,478	USD	7,331	HSB
02/09/12	211,000	EUR	284,428	USD	10,465	BCB
02/10/12	105,242	USD	51,800,000	CLP	(6,001)	DBK
02/10/12	82,435	EUR	328,000	PLN	(11,834)	BCB
02/10/12	14,652,000	JPY	179,311	USD	(11,238)	MSC
02/10/12	178,000	EUR	241,368	USD	10,250	BCB
02/10/12	22,910,000	JPY	279,868	USD	(18,076)	HSB
02/13/12	252,461	USD	321,500	SGD	(4,522)	HSB
02/13/12	165,299	USD	81,360,000	CLP	(9,475)	DBK
02/13/12	104,911	USD	51,700,000	CLP	(5,893)	BCB
02/13/12	160,000	EUR	217,243	USD	9,491	UBS
02/14/12	625,047	USD	1,927,206	MYR	(18,615)	DBK
02/14/12	211,056	USD	132,458	GBP	(5,280)	BCB
02/14/12	181,787	USD	231,500	SGD	(3,255)	HSB
02/14/12	184,737	USD	89,810,000	CLP	(12,748)	MSC
02/14/12	104,201	USD	51,100,000	CLP	(6,342)	DBK
02/14/12	81,686	EUR	328,000	PLN	(10,904)	DBK
02/15/12	6,828,270	JPY	83,120	USD	(5,691)	DBK
02/15/12	8,030,000	JPY	97,831	USD	(6,609)	JPS
02/16/12	168,812	USD	81,300,000	CLP	(13,153)	MSC
02/16/12	168,862	USD	81,290,000	CLP	(13,221)	MSC
02/16/12	206,000	EUR	275,546	USD	8,058	JPS
02/16/12	206,000	EUR	275,663	USD	8,175	UBS
02/17/12	301,141	USD	385,000	SGD	(4,227)	DBK
02/17/12	300,368	USD	384,000	SGD	(4,226)	HSB
02/17/12	200,368	USD	256,000	SGD	(2,940)	BCB
02/17/12	156,674	USD	485,000	MYR	(4,080)	HSB
02/17/12	210,000	EUR	281,782	USD	9,098	DBK
02/21/12	170,658	USD	82,530,000	CLP	(12,727)	DBK
02/21/12	99,153	USD	48,300,000	CLP	(6,725)	JPM
02/21/12	210,000	EUR	281,150	USD	8,456	UBS
02/22/12	170,213	USD	82,000,000	CLP	(13,313)	JPM
02/22/12	19,720,000	JPY	237,977	USD	(18,540)	HSB
02/23/12	186,947	USD	90,490,000	CLP	(13,821)	DBK
02/23/12	19,700,000	JPY	237,621	USD	(18,641)	JPS
02/24/12	392,718	USD	502,000	SGD	(5,565)	DBK
02/27/12	362,061	USD	175,690,000	CLP	(26,071)	CIT
02/27/12	245,471	USD	313,000	SGD	(4,076)	DBK
02/27/12	212,604	USD	103,150,000	CLP	(15,339)	MSC
02/27/12	204,931	USD	100,320,000	CLP	(13,079)	DBK
02/27/12	74,684	USD	36,150,000	CLP	(5,551)	DBK
02/27/12	42,000	EUR	57,228	USD	2,686	DBK
02/28/12	203,020	USD	99,500,000	CLP	(12,756)	MSC
02/28/12	60,762	USD	29,500,000	CLP	(4,352)	JPM
02/29/12	245,159	USD	313,000	SGD	(3,763)	DBK
02/29/12	186,596	USD	91,600,000	CLP	(11,457)	BCB
02/29/12	74,684	USD	36,150,000	CLP	(5,565)	DBK
02/29/12	24,320	EUR	33,233	USD	1,651	DBK
03/01/12	191,173	USD	93,885,000	CLP	(11,684)	DBK
03/01/12	93,369	USD	45,900,000	CLP	(5,617)	BCB
03/01/12	12,300	EUR	16,770	USD	797	DBK
03/01/12	20,800,000	JPY	255,906	USD	(14,702)	JPS
03/01/12	20,800,000	JPY	256,000	USD	(14,607)	HSB
03/01/12	23,200,000	JPY	285,384	USD	(16,447)	UBS

Advantus Series Fund, Inc.
Investments in Securities – continued

Exchange Date	Currency to be delivered – SELL		Currency to be received – BUY		Unrealized Gain (Loss)	Counterparty
03/02/12	191,173	USD	93,885,000	CLP	$(11,703)	DBK
03/05/12	208,068	USD	102,120,000	CLP	(12,919)	DBK
03/05/12	13,000	EUR	17,767	USD	884	DBK
03/07/12	206,238	USD	101,500,000	CLP	(12,314)	DBK
03/08/12	104,000	EUR	143,728	USD	8,659	HSB
03/08/12	294,000	EUR	406,734	USD	24,905	MSC
03/08/12	390,000	EUR	539,585	USD	33,077	UBS
03/09/12	202,170	USD	98,760,000	CLP	(13,521)	DBK
03/12/12	89,671	USD	44,100,000	CLP	(5,459)	MSC
03/15/12	206,728	USD	101,400,000	CLP	(13,160)	DBK
03/15/12	200,897	USD	98,520,000	CLP	(12,827)	DBK
03/19/12	423,935	USD	451,000	AUD	34,566	CIT
03/19/12	458,988	USD	587,000	SGD	(6,217)	JPS
03/19/12	366,783	USD	468,000	SGD	(5,800)	HSB
03/19/12	321,165	USD	409,700	SGD	(5,150)	DBK
03/19/12	12,600,000	JPY	156,787	USD	(7,204)	MSC
03/19/12	17,050,000	JPY	212,236	USD	(9,672)	UBS
03/19/12	21,026,000	JPY	261,709	USD	(11,946)	CIT
03/21/12	344,099	USD	441,100	SGD	(3,859)	DBK
03/21/12	274,903	USD	352,000	SGD	(3,391)	HSB
03/21/12	207,081	USD	220,891	AUD	17,438	DBK
03/21/12	97,742	USD	48,700,000	CLP	(4,835)	JPM
03/22/12	13,579	USD	14,500	AUD	1,158	DBK
03/23/12	13,332,130	JPY	165,057	USD	(8,478)	UBS
03/26/12	142,000	EUR	198,745	USD	14,283	DBK
03/29/12	239,454	USD	150,311	GBP	(6,052)	DBK
03/29/12	239,454	USD	150,291	GBP	(6,082)	MSC
03/30/12	854,912	USD	3,060,244	ILS	(55,392)	MSC
03/30/12	478,908	USD	301,496	GBP	(10,751)	BCB
03/30/12	192,987	USD	96,320,000	CLP	(9,409)	DBK
04/02/12	287,345	USD	180,800	GBP	(6,611)	CSA
04/02/12	204,239	USD	102,330,000	CLP	(9,269)	DBK
04/04/12	195,000	EUR	273,926	USD	20,588	DBK
04/05/12	131,000	EUR	183,353	USD	13,159	DBK
04/10/12	301,000	EUR	422,649	USD	31,564	UBS
04/10/12	502,000	EUR	707,017	USD	54,776	DBK
04/10/12	602,000	EUR	845,822	USD	63,652	HSB
04/11/12	217,780	USD	10,203,000	INR	(29,029)	DBK
04/12/12	244,000	EUR	347,840	USD	30,805	UBS
04/13/12	468,723	USD	21,880,000	INR	(64,076)	DBK
04/16/12	314,017	USD	14,696,000	INR	(42,355)	JPS
04/16/12	168,979	USD	83,180,000	CLP	(10,683)	MSC
04/16/12	381,000	EUR	546,003	USD	50,932	HSB
04/18/12	306,415	USD	14,426,000	INR	(39,825)	JPS
04/19/12	152,929	USD	7,206,000	INR	(19,784)	JPS
04/19/12	131,647	USD	402,984	MYR	(5,081)	JPS
04/19/12	107,093	USD	5,058,000	INR	(13,636)	DBK
04/20/12	150,566	USD	74,530,000	CLP	(8,777)	MSC
04/20/12	12,300,000	JPY	149,841	USD	(10,370)	CIT
04/20/12	12,300,000	JPY	149,753	USD	(10,457)	UBS
04/23/12	377,685	USD	1,155,000	MYR	(14,953)	JPS
04/23/12	341,000	EUR	482,123	USD	38,981	DBK
04/26/12	217,605	USD	10,247,000	INR	(28,473)	DBK
04/27/12	153,828	USD	7,253,000	INR	(19,978)	JPS
04/27/12	95,768	USD	47,223,000	CLP	(5,979)	JPM
04/27/12	31,007	USD	1,462,000	INR	(4,027)	JPS
04/30/12	156,462	USD	76,119,000	CLP	(11,767)	CIT
04/30/12	154,140	USD	7,260,000	INR	(20,222)	JPS
05/07/12	32,000	EUR	47,042	USD	5,449	BCB
05/07/12	32,000	EUR	47,072	USD	5,478	MSC
05/07/12	43,000	EUR	63,038	USD	7,146	CSA
05/07/12	51,000	EUR	74,593	USD	8,303	DBK
05/09/12	16,000	EUR	22,950	USD	2,153	UBS
05/09/12	32,000	EUR	46,168	USD	4,573	DBK
05/10/12	29,346,000	JPY	365,123	USD	(17,316)	CIT
05/11/12	107,099	USD	52,000,000	CLP	(8,340)	MSC
05/11/12	19,620,000	JPY	244,051	USD	(11,645)	DBK
05/11/12	29,331,000	JPY	364,859	USD	(17,394)	UBS
05/18/12	62,000	EUR	86,859	USD	6,258	DBK
05/21/12	14,000	EUR	19,639	USD	1,438	DBK

Advantus Series Fund, Inc.
Investments in Securities – continued

Exchange Date	Currency to be delivered – SELL		Currency to be received – BUY		Unrealized Gain (Loss)	Counterparty
05/21/12	62,000	EUR	86,602	USD	$5,997	UBS
05/21/12	78,000	EUR	108,907	USD	7,501	DBK
05/24/12	309,114	EUR	1,238,000	PLN	(45,678)	MSC
06/01/12	290,947	USD	13,884,000	INR	(36,086)	DBK
06/04/12	339,843	USD	16,044,000	INR	(45,466)	HSB
06/06/12	22,710	EUR	32,500	USD	2,968	DBK
06/07/12	215,668	USD	10,227,000	INR	(28,107)	DBK
06/07/12	30,600	EUR	43,923	USD	4,131	UBS
06/07/12	58,800	EUR	84,681	USD	8,217	DBK
06/08/12	485,847	EUR	1,967,000	PLN	(66,462)	DBK
06/08/12	94,899	EUR	384,000	PLN	(13,042)	CIT
06/08/12	57,974	USD	2,730,000	INR	(7,914)	HSB
06/11/12	58,777	USD	2,769,000	INR	(8,025)	DBK
06/11/12	18,000	EUR	26,076	USD	2,667	DBK
06/11/12	131,500	EUR	189,603	USD	18,590	DBK
06/13/12	146,285	USD	6,890,000	INR	(20,038)	HSB
06/13/12	58,000	EUR	83,213	USD	7,783	DBK
06/14/12	11,000	EUR	15,717	USD	1,412	DBK
06/15/12	17,886,000	JPY	231,091	USD	(2,220)	CIT
06/18/12	146,791	USD	6,930,000	INR	(19,907)	DBK
06/20/12	133,214	USD	6,313,000	INR	(17,662)	DBK
06/22/12	120,127	USD	5,688,000	INR	(16,046)	JPS
06/25/12	182,661	USD	8,607,000	INR	(25,240)	DBK
06/27/12	122,484	USD	5,780,000	INR	(16,800)	HSB
06/29/12	696,849	EUR	6,480,000	SEK	32,761	UBS
07/11/12	122,625	USD	5,714,000	INR	(18,348)	DBK
07/12/12	335,210	USD	1,023,565	MYR	(14,146)	DBK
07/12/12	198,098	USD	9,191,000	INR	(30,387)	JPS
07/12/12	61,970	USD	2,887,000	INR	(9,290)	DBK
07/13/12	380,715	USD	1,160,000	MYR	(16,864)	DBK
07/16/12	399,419	EUR	3,714,920	SEK	18,518	UBS
07/16/12	353,510	EUR	3,286,787	SEK	16,225	MSC
07/16/12	161,000	EUR	225,567	USD	16,072	DBK
07/18/12	399,420	EUR	3,708,930	SEK	17,608	UBS
07/18/12	189,484	EUR	813,000	MYR	8,410	DBK
07/18/12	82,639	EUR	769,460	SEK	3,946	MSC
07/18/12	76,180	USD	232,000	MYR	(3,419)	DBK
07/18/12	253,000	EUR	354,881	USD	25,661	DBK
07/19/12	26,361	USD	1,225,000	INR	(4,027)	JPS
07/19/12	26,361	USD	1,225,000	INR	(4,027)	JPS
07/19/12	190,000	EUR	266,209	USD	18,964	BCB
07/20/12	520,074	EUR	4,866,106	SEK	28,205	MSC
07/20/12	215,503	EUR	918,000	MYR	7,459	DBK
07/20/12	119,819	USD	366,000	MYR	(5,037)	DBK
07/20/12	139,000	EUR	193,884	USD	13,002	DBK
07/23/12	126,000	EUR	176,747	USD	12,772	DBK
07/25/12	275,733	EUR	1,180,000	MYR	11,168	DBK
07/25/12	146,681	USD	445,000	MYR	(7,140)	DBK
07/27/12	4,322,354	USD	13,031,032	MYR	(236,356)	JPS
07/27/12	275,007	EUR	1,180,000	MYR	12,081	JPS
07/31/12	1,214,614	USD	1,454,500	SGD	(90,846)	JPS
08/01/12	971,664	USD	1,165,870	SGD	(70,879)	MSC
08/01/12	48,730	EUR	69,060	USD	5,633	BCB
08/02/12	48,862	EUR	69,663	USD	6,062	BCB
08/06/12	756,862	USD	907,084	SGD	(55,956)	DBK
08/06/12	756,858	USD	906,640	SGD	(56,295)	CSI
08/06/12	81,000	EUR	115,096	USD	9,655	DBK
08/06/12	112,500	EUR	159,856	USD	13,410	DBK
08/06/12	135,680	EUR	192,747	USD	16,127	BCB
08/06/12	173,000	EUR	243,359	USD	18,159	DBK
08/08/12	59,760	EUR	83,900	USD	6,105	CIT
08/08/12	157,500	EUR	221,642	USD	16,610	DBK
08/08/12	203,000	EUR	285,672	USD	21,409	DBK
08/09/12	17,124	EUR	24,094	USD	1,802	CIT
08/09/12	113,000	EUR	159,837	USD	12,733	DBK
08/09/12	160,000	EUR	226,734	USD	18,444	DBK
08/10/12	107,000	EUR	151,222	USD	11,925	DBK
08/13/12	83,288	USD	92,000,000	KRW	(3,714)	DBK
08/13/12	80,000	EUR	113,389	USD	9,236	DBK
08/13/12	123,000	EUR	174,124	USD	13,989	DBK

Advantus Series Fund, Inc.
Investments in Securities – continued

Exchange Date	Currency to be delivered – SELL		Currency to be received – BUY		Unrealized Gain (Loss)	Counterparty
08/16/12	846,299	EUR	3,590,000	PLN	$(74,617)	DBK
08/16/12	96,963	USD	106,000,000	KRW	(5,280)	JPS
08/17/12	1,129,819	USD	1,228,000,000	KRW	(67,685)	HSB
08/20/12	23,010,000	JPY	302,763	USD	2,074	HSB
08/20/12	23,117,000	JPY	302,400	USD	313	JPS
08/20/12	28,340,000	JPY	370,938	USD	597	DBK
08/20/12	46,522,000	JPY	609,885	USD	1,946	UBS
08/20/12	73,745,000	JPY	966,831	USD	3,148	HSB
08/22/12	18,200,000	JPY	239,052	USD	1,206	MSC
08/22/12	23,068,000	JPY	303,008	USD	1,544	BCB
08/22/12	23,098,000	JPY	303,366	USD	1,510	DBK
08/22/12	380,000	EUR	541,158	USD	46,346	UBS
08/22/12	381,000	EUR	542,620	USD	46,506	UBS
08/23/12	49,717	EUR	71,493	USD	6,754	BCB
08/23/12	22,797,000	JPY	300,607	USD	2,677	DBK
08/23/12	45,752,000	JPY	601,288	USD	3,362	CSI
08/23/12	46,090,000	JPY	606,767	USD	4,423	CIT
08/24/12	185,558	USD	8,758,000	INR	(26,553)	HSB
08/24/12	160,641	USD	7,590,000	INR	(22,842)	DBK
08/24/12	82,138	EUR	117,835	USD	10,876	BCB
08/24/12	45,992,000	JPY	602,897	USD	1,818	JPS
08/27/12	414,103	EUR	3,820,973	SEK	13,877	DBK
08/27/12	199,710	EUR	1,585,600	NOK	3,676	DBK
08/27/12	53,337	EUR	76,885	USD	7,427	BCB
08/27/12	18,925,000	JPY	248,148	USD	792	BCB
08/27/12	33,447,000	JPY	439,803	USD	2,640	JPS
08/27/12	38,472,000	JPY	506,264	USD	3,423	DBK
08/27/12	45,839,000	JPY	601,049	USD	1,919	BCB
08/27/12	492,000	EUR	707,545	USD	66,833	BCB
08/27/12	52,556,000	JPY	691,231	USD	4,308	UBS
08/27/12	73,808,000	JPY	968,291	USD	3,598	HSB
08/27/12	743,770	EUR	1,070,002	USD	101,420	UBS
08/29/12	50,017	EUR	71,604	USD	6,467	DBK
08/29/12	327,271	EUR	470,563	USD	44,355	JPS
08/30/12	54,600,000	JPY	716,535	USD	2,838	BCB
08/31/12	1,781	EUR	2,576	USD	256	DBK
08/31/12	22,848,000	JPY	299,430	USD	767	JPS
09/06/12	113,087	USD	5,367,000	INR	(15,796)	DBK
09/06/12	27,000	EUR	38,308	USD	3,140	DBK
09/10/12	51,267	EUR	71,984	USD	5,203	BCB
09/10/12	59,000	EUR	82,530	USD	5,676	DBK
09/12/12	50,045	EUR	69,963	USD	4,771	BCB
09/13/12	27,000	EUR	36,944	USD	1,772	DBK
09/14/12	142,450	EUR	194,847	USD	9,276	BCB
09/17/12	132,617	EUR	181,778	USD	9,007	UBS
09/19/12	33,313	EUR	46,178	USD	2,777	BCB
09/24/12	213,237	USD	9,488,000	PHP	1,409	DBK
09/24/12	81,780	EUR	111,263	USD	4,707	BCB
09/24/12	161,000	EUR	220,148	USD	10,372	DBK
09/24/12	223,000	EUR	304,602	USD	14,042	DBK
09/26/12	179,000	EUR	242,167	USD	8,929	DBK
09/28/12	163,385	USD	36,100,000	HUF	(18,319)	DBK
09/28/12	165,441	USD	36,000,000	HUF	(20,777)	DBK
09/28/12	59,478	USD	2,600,000	PHP	(659)	HSB
09/28/12	9,763,000	JPY	128,630	USD	911	JPS
10/03/12	47,841	USD	2,100,000	PHP	(334)	HSB
10/04/12	261,332	USD	11,381,000	PHP	(3,866)	DBK
10/04/12	207,096	USD	9,129,000	PHP	(576)	HSB
10/05/12	306,824	USD	13,611,000	PHP	1,082	HSB
10/05/12	312,445	USD	13,607,000	PHP	(4,630)	DBK
10/09/12	256,634	USD	11,170,000	PHP	(3,973)	DBK
10/09/12	82,416	USD	3,595,000	PHP	(1,099)	JPS
10/11/12	205,905	USD	8,955,000	PHP	(3,356)	HSB
10/11/12	205,353	USD	8,939,000	PHP	(3,166)	DBK
10/11/12	102,803	USD	4,471,000	PHP	(1,676)	HSB
10/11/12	102,247	USD	4,460,000	PHP	(1,368)	JPS
10/12/12	322,262	USD	1,023,987	MYR	(1,746)	DBK
10/12/12	145,156	USD	6,278,000	PHP	(3,161)	JPS
10/12/12	60,985	USD	2,662,000	PHP	(776)	DBK
10/15/12	170,497	USD	7,449,000	PHP	(2,029)	JPS

Advantus Series Fund, Inc.
Investments in Securities – continued

Exchange Date	Currency to be delivered – SELL		Currency to be received – BUY		Unrealized Gain (Loss)	Counterparty
10/15/12	139,061	USD	441,908	MYR	$(745)	DBK
10/15/12	101,707	USD	4,438,000	PHP	(1,337)	HSB
10/15/12	86,478	USD	3,754,000	PHP	(1,577)	JPS
10/17/12	300,000	EUR	411,981	USD	20,890	HSB
10/17/12	300,000	EUR	411,986	USD	20,894	HSB
10/17/12	404,000	EUR	554,813	USD	28,144	HSB
10/18/12	162,975	EUR	1,284,000	NOK	780	BCB
10/18/12	162,341	EUR	1,279,000	NOK	777	BCB
10/19/12	205,376	USD	8,856,000	PHP	(5,106)	HSB
10/19/12	55,668	USD	2,431,000	PHP	(693)	DBK
10/22/12	222,584	USD	9,718,000	PHP	(2,837)	DBK
10/22/12	112,365	USD	4,880,000	PHP	(2,017)	JPS
10/24/12	28,881	EUR	39,685	USD	2,028	BCB
10/25/12	220,162	EUR	305,453	USD	18,383	BCB
10/26/12	30,914	EUR	43,038	USD	2,728	CIT
10/29/12	328,001	EUR	2,563,000	NOK	(2,188)	BCB
10/29/12	110,290	USD	4,747,000	PHP	(2,968)	JPS
10/29/12	79,245	USD	4,087,000	INR	(5,555)	HSB
10/29/12	77,302	USD	3,993,000	INR	(5,308)	DBK
10/29/12	20,370	USD	880,000	PHP	(475)	MSC
10/31/12	163,920	USD	8,432,000	INR	(11,915)	DBK
10/31/12	118,309	USD	6,087,000	INR	(8,578)	HSB
11/08/12	310,544	EUR	2,447,400	NOK	1,171	UBS
11/08/12	13,826,020	JPY	178,490	USD	(2,595)	CIT
11/13/12	13,582,000	JPY	176,069	USD	(1,846)	BCB
11/14/12	39,315	USD	1,700,000	PHP	(897)	DBK
11/14/12	13,769,800	JPY	178,817	USD	(1,564)	UBS
11/14/12	19,766,000	JPY	256,368	USD	(2,561)	BCB
11/16/12	45,867,000	JPY	600,644	USD	(236)	DBK
11/19/12	11,968,000	JPY	156,793	USD	(8)	HSB
11/19/12	18,297,000	JPY	239,961	USD	240	UBS
11/19/12	22,904,000	JPY	299,771	USD	(309)	JPS
11/19/12	56,774,000	JPY	745,066	USD	1,233	BCB
11/21/12	63,773,000	JPY	838,016	USD	2,436	BCB
12/03/12	100,000	EUR	134,590	USD	4,072	DBK
12/07/12	202,851	EUR	272,713	USD	7,928	HSB
12/12/12	89,000	EUR	119,856	USD	3,668	BCB
12/17/12	409,828	USD	1,323,172	MYR	4,010	JPS
12/20/12	616,157	EUR	807,073	USD	2,529	UBS
					$(758,115)

Investments in Securities Legend

(a)  Securities are valued by procedures described in Note 2 of the Notes to Financial Statements.

(b)  Principal amounts for foreign debt securities are denominated in the currencies indicated. United States debt securities are denominated in U.S. Dollars.

(c)  Variable rate security.

(d)  These securities are being fair-valued according to procedures approved by the Board of Directors.

(e)  For zero coupon issues (strips) the interest rate represents the yield to maturity at December 31, 2011.

(f)  Security sold within terms of a private placement memorandum exempt from registration under Section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "accredited investors".

(g)  Step rate security.

(h)  At December 31, 2011 the cost of securities for federal income tax purposes was $103,663,671. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation	$9,449,595
Gross unrealized depreciation	(6,868,537)
Net unrealized appreciation	$2,581,058

Advantus Series Fund, Inc.
Investments in Securities – continued

Currency Legend

AUD	Australian Dollar
BRL	Brazilian Real
CLP	Chilean Peso
EGP	Egyptian Pound
EUR	Euro
GBP	British Pound
HUF	Hungarian Forint
IDR	Indonesian Rupiah
ILS	Israeli Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	Republic of Korea Won
LKR	Sri Lankan Rupee
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
PHP	Philippine Peso
PLN	Polish Zloty
SEK	Swedish Krona
SGD	Singapore Dollar
USD	United States Dollar

Counterparty Legend

BCB	Barclays Bank PLC
CIT	Citibank NA
CSA	Credit Suisse AG (London)
CSI	Credit Suisse International
DBK	Deutsche Bank AG
HSB	HSBC Bank PLC
JPM	JPMorgan Chase Bank NA
JPS	JPMorgan Chase (Singapore)
MSC	Morgan Stanley and Co., Inc.
UBS	UBS AG

	Shares	Value(a)
Index 400 Mid-Cap Portfolio
Common Stocks (96.2%)
Consumer Discretionary (12.5%)
Auto Components (0.4%)
Gentex Corp.	21,812	$645,417
Automobiles (0.1%)
Thor Industries, Inc.	6,571	180,243
Distributors (0.4%)
LKQ Corp. (b)	22,284	670,303
Diversified Consumer Services (0.8%)
ITT Educational Services, Inc. (b)	3,027	172,206
Matthews International Corp. — Class A	4,275	134,363
Regis Corp.	8,774	145,210
Service Corp. International/US	34,663	369,161
Sotheby's	10,270	293,003
	Shares	Value(a)
Strayer Education, Inc.	1,782	$173,193
		1,287,136
Hotels, Restaurants & Leisure (1.5%)
Bally Technologies, Inc. (b)	6,523	258,050
Bob Evans Farms, Inc.	4,433	148,683
Brinker International, Inc.	12,237	327,462
International Speedway Corp. — Class A	4,225	107,104
Life Time Fitness, Inc. (b)	6,437	300,930
Panera Bread Co. — Class A (b)	4,576	647,275
Scientific Games Corp. — Class A (b)	8,825	85,602
The Cheesecake Factory, Inc. (b)	8,300	243,605
The Wendy's Co.	44,960	240,986
WMS Industries, Inc. (b)	8,472	173,845
		2,533,542
Household Durables (1.4%)
American Greetings Corp. — Class A	6,041	75,573
KB Home	10,977	73,765
MDC Holdings, Inc.	5,701	100,509
Mohawk Industries, Inc. (b)	8,677	519,318
NVR, Inc. (b)	849	582,414
Toll Brothers, Inc. (b)	22,361	456,612
Tupperware Brands Corp.	8,721	488,114
		2,296,305
Internet & Catalog Retail (0.1%)
HSN, Inc.	6,105	221,367
Leisure Equipment & Products (0.4%)
Polaris Industries, Inc.	10,495	587,510
Media (1.0%)
AMC Networks, Inc. — Class A (b)	8,740	328,449
DreamWorks Animation S KG, Inc. — Class A (b)	10,796	179,160
John Wiley & Sons, Inc. — Class A	7,222	320,657
Lamar Advertising Co. — Class A (b)	8,903	244,832
Meredith Corp.	5,577	182,089
Scholastic Corp.	3,761	112,717
The New York Times Co. — Class A (b)	18,381	142,085
Valassis Communications, Inc. (b)	6,804	130,841
		1,640,830
Multiline Retail (0.2%)
99 Cents Only Stores (b)	7,191	157,843
Saks, Inc. (b)	24,307	236,993
		394,836
Specialty Retail (4.5%)
Aaron's, Inc.	11,482	306,340
Advance Auto Parts, Inc.	11,011	766,696

See accompanying notes to financial statements.

Advantus Series Fund, Inc.
Investments in Securities – continued

	Shares	Value(a)
Aeropostale, Inc. (b)	12,276	$187,209
American Eagle Outfitters, Inc.	29,456	450,382
ANN, Inc. (b)	7,961	197,274
Barnes & Noble, Inc. (b)	6,221	90,080
Chico's FAS, Inc.	25,493	283,992
Collective Brands, Inc. (b)	9,209	132,333
Dick's Sporting Goods, Inc.	14,682	541,472
Foot Locker, Inc.	23,254	554,375
Guess?, Inc.	10,155	302,822
Office Depot, Inc. (b)	42,640	91,676
PetSmart, Inc.	16,971	870,443
RadioShack Corp.	15,178	147,378
Rent-A-Center, Inc.	8,932	330,484
Signet Jewelers, Ltd.	13,212	580,800
The Dress Barn, Inc. (b)	10,159	301,925
Tractor Supply Co.	10,798	757,480
Williams-Sonoma, Inc.	15,762	606,837
		7,499,998
Textiles, Apparel & Luxury Goods (1.7%)
Deckers Outdoor Corp. (b)	5,870	443,596
Fossil, Inc. (b)	8,016	636,149
Hanesbrands, Inc. (b)	14,773	322,938
PVH Corp.	10,271	724,003
The Warnaco Group, Inc. (b)	6,154	307,946
Under Armour, Inc. — Class A (b)	5,582	400,732
		2,835,364
Consumer Staples (4.1%)
Beverages (0.6%)
Hansen Natural Corp. (b)	11,511	1,060,623
Food & Staples Retailing (0.2%)
Ruddick Corp.	7,492	319,459
Food Products (2.1%)
Corn Products International, Inc.	11,502	604,890
Flowers Foods, Inc.	17,157	325,640
Green Mountain Coffee Roasters, Inc. (b)	19,747	885,653
Lancaster Colony Corp.	2,981	206,702
Ralcorp Holdings, Inc. (b) (c)	8,398	718,029
Smithfield Foods, Inc. (b)	24,832	602,921
Tootsie Roll Industries, Inc.	3,776	89,378
		3,433,213
Household Products (1.1%)
Church & Dwight Co., Inc.	21,748	995,189
Energizer Holdings, Inc. (b)	10,169	787,894
		1,783,083
Tobacco (0.1%)
Universal Corp.	3,460	159,022
Energy (6.3%)
Energy Equipment & Services (2.8%)
Atwood Oceanics, Inc. (b)	8,592	341,876
CARBO Ceramics, Inc.	3,020	372,457
Dresser-Rand Group, Inc. (b)	11,439	570,920
Dril-Quip, Inc. (b)	5,193	341,803

	Shares	Value(a)
Helix Energy Solutions Group, Inc. (b)	16,035	$253,353
Oceaneering International, Inc.	16,425	757,685
Oil States International, Inc. (b)	7,822	597,366
Patterson-UTI Energy, Inc.	23,463	468,791
Superior Energy Services, Inc. (b)	12,141	345,290
Tidewater, Inc.	7,890	388,977
Unit Corp. (b)	6,295	292,088
		4,730,606
Oil, Gas & Consumable Fuels (3.5%)
Arch Coal, Inc.	32,173	466,830
Bill Barrett Corp. (b)	7,114	242,374
Cimarex Energy Co.	13,036	806,929
Comstock Resources, Inc. (b)	7,243	110,818
Forest Oil Corp. (b)	16,928	229,374
HollyFrontier Corp.	31,629	740,119
Northern Oil and Gas, Inc. (b)	9,603	230,280
Patriot Coal Corp. (b)	13,892	117,665
Plains Exploration & Production Co. (b)	21,436	787,130
Quicksilver Resources, Inc. (b)	18,235	122,357
SM Energy Co.	9,730	711,263
Southern Union Co.	18,965	798,616
World Fuel Services Corp.	10,816	454,056
		5,817,811
Financial (19.8%)
Capital Markets (1.9%)
Affiliated Managers Group, Inc. (b)	8,097	776,907
Apollo Investment Corp.	29,957	192,923
Eaton Vance Corp.	17,421	411,833
Greenhill & Co., Inc.	4,350	158,210
Janus Capital Group, Inc.	28,368	179,002
Jefferies Group, Inc.	22,165	304,769
Raymond James Financial, Inc.	15,518	480,437
SEI Investments Co.	22,257	386,159
Waddell & Reed Financial, Inc. — Class A	12,969	321,242
		3,211,482
Commercial Banks (3.7%)
Associated Banc-Corp	26,379	294,653
BancorpSouth, Inc.	11,043	121,694
Bank of Hawaii Corp.	7,036	313,032
Cathay General Bancorp	11,957	178,518
City National Corp.	7,116	314,385
Commerce Bancshares, Inc.	12,020	458,202
Cullen/Frost Bankers, Inc.	9,311	492,645
East West Bancorp, Inc.	22,661	447,555
FirstMerit Corp.	16,609	251,294
Fulton Financial Corp.	30,408	298,302
Hancock Holding Co.	12,877	411,678
International Bancshares Corp.	8,080	148,147
Prosperity Bancshares, Inc.	7,129	287,655
Signature Bank (b)	7,020	421,130
SVB Financial Group (b)	6,589	314,229

See accompanying notes to financial statements.

Advantus Series Fund, Inc.
Investments in Securities – continued

	Shares	Value(a)
Synovus Financial Corp.	119,389	$168,338
TCF Financial Corp.	23,970	247,370
Trustmark Corp.	9,748	236,779
Valley National Bancorp	25,877	320,099
Webster Financial Corp.	11,174	227,838
Westamerica Bancorporation	4,334	190,263
		6,143,806
Diversified Financial Services (0.4%)
MSCI, Inc. (b)	18,330	603,607
Diversified REIT's (0.3%)
Liberty Property Trust	17,642	544,785
Insurance (4.1%)
American Financial Group, Inc.	11,708	431,908
Arthur J Gallagher & Co.	17,214	575,636
Aspen Insurance Holdings, Ltd.	10,733	284,425
Brown & Brown, Inc.	17,656	399,555
Everest Re Group, Ltd. (d)	8,184	688,193
Fidelity National Financial, Inc. — Class A	33,275	530,071
First American Financial Corp.	16,031	203,113
HCC Insurance Holdings, Inc.	17,283	475,283
Kemper Corp.	7,629	222,843
Mercury General Corp.	5,502	251,001
Old Republic International Corp.	38,848	360,121
Protective Life Corp.	12,547	283,060
Reinsurance Group of America, Inc.	11,142	582,169
StanCorp Financial Group, Inc.	6,652	244,461
The Hanover Insurance Group, Inc.	6,726	235,074
Transatlantic Holdings, Inc.	8,733	477,957
WR Berkley Corp.	16,850	579,471
		6,824,341
Office REIT's (1.8%)
Alexandria Real Estate Equities, Inc.	9,419	649,628
Corporate Office Properties Trust SBI	10,944	232,669
Duke Realty Corp.	38,452	463,347
Highwoods Properties, Inc.	11,034	327,379
Mack-Cali Realty Corp.	13,248	353,589
SL Green Realty Corp.	13,098	872,851
		2,899,463
Real Estate Investment Trust-Apartments (0.3%)
Taubman Centers, Inc.	8,805	546,791
Real Estate Management & Development (0.2%)
Jones Lang LaSalle, Inc.	6,609	404,867
Residential REIT's (2.2%)
American Campus Communities, Inc.	10,772	451,993
BRE Properties, Inc.	11,449	577,945

	Shares	Value(a)
Camden Property Trust	10,849	$675,242
Essex Property Trust, Inc.	5,188	728,966
Home Properties, Inc.	7,338	422,449
UDR, Inc.	33,302	835,880
		3,692,475
Retail REIT's (2.5%)
Equity One, Inc.	9,064	153,907
Federal Realty Investment Trust	9,653	876,010
National Retail Properties, Inc.	15,720	414,694
Realty Income Corp.	20,251	707,975
Regency Centers Corp.	13,670	514,265
The Macerich Co.	20,059	1,014,985
Weingarten Realty Investors	18,371	400,855
		4,082,691
Specialized REIT's (1.4%)
Hospitality Properties Trust	18,779	431,542
Omega Healthcare Investors, Inc.	15,684	303,485
Potlatch Corp.	6,109	190,051
Rayonier, Inc.	18,378	820,210
Senior Housing Properties Trust	24,727	554,874
		2,300,162
Thrifts & Mortgage Finance (1.0%)
Astoria Financial Corp.	12,733	108,103
First Niagara Financial Group, Inc.	52,882	456,372
New York Community Bancorp, Inc.	66,500	822,605
Washington Federal, Inc.	16,361	228,890
		1,615,970
Health Care (9.7%)
Biotechnology (1.2%)
Regeneron Pharmaceuticals, Inc. (b)	11,541	639,718
United Therapeutics Corp. (b)	7,893	372,944
Vertex Pharmaceuticals, Inc. (b) (c)	31,709	1,053,056
		2,065,718
Health Care Equipment & Supplies (2.6%)
Gen-Probe, Inc. (b)	7,072	418,097
Hill-Rom Holdings, Inc.	9,322	314,058
Hologic, Inc. (b)	40,002	700,435
IDEXX Laboratories, Inc. (b)	8,489	653,313
Masimo Corp. (b)	9,122	170,445
ResMed, Inc. (b)	22,363	568,020
STERIS Corp.	8,727	260,239
Teleflex, Inc.	6,190	379,385
The Cooper Cos., Inc.	7,275	513,033
Thoratec Corp. (b)	9,111	305,765
		4,282,790
Health Care Providers & Services (3.8%)
AMERIGROUP Corp. (b)	7,273	429,689
Catalyst Health Solutions, Inc. (b)	7,605	395,460

See accompanying notes to financial statements.

Advantus Series Fund, Inc.
Investments in Securities – continued

	Shares	Value(a)
Community Health Systems, Inc. (b)	13,771	$240,304
Health Management Associates, Inc. — Class A (b)	38,632	284,718
Health Net, Inc. (b)	12,613	383,688
Henry Schein, Inc. (b)	13,701	882,755
HMS Holdings Corp. (b)	12,931	413,533
LifePoint Hospitals, Inc. (b)	7,321	271,975
Lincare Holdings, Inc.	13,462	346,108
Mednax, Inc. (b)	7,440	535,754
Omnicare, Inc.	17,294	595,778
Owens & Minor, Inc.	9,643	267,979
Universal Health Services, Inc. — Class B	14,601	567,395
VCA Antech, Inc. (b)	13,181	260,325
WellCare Health Plans, Inc. (b)	6,516	342,090
		6,217,551
Health Care Technology (0.3%)
Allscripts Healthcare Solutions, Inc. (b)	28,821	545,870
Life Sciences Tools & Services (1.2%)
Bio-Rad Laboratories, Inc. — Class A (b)	3,005	288,600
Charles River Laboratories International, Inc. (b)	7,516	205,412
Covance, Inc. (b)	9,237	422,316
Mettler-Toledo International, Inc. (b) (d)	4,846	715,803
Techne Corp.	5,576	380,618
		2,012,749
Pharmaceuticals (0.6%)
Endo Pharmaceuticals Holdings, Inc. (b)	17,763	613,356
Medicis Pharmaceutical Corp. — Class A	9,592	318,934
		932,290
Industrials (16.0%)
Aerospace & Defense (1.2%)
Alliant Techsystems, Inc.	5,020	286,943
BE Aerospace, Inc. (b)	15,681	607,011
Esterline Technologies Corp. (b)	4,680	261,940
Exelis, Inc.	28,062	253,961
Huntington Ingalls Industries, Inc. (b)	7,420	232,098
Triumph Group, Inc.	6,565	383,724
		2,025,677
Airlines (0.3%)
Alaska Air Group, Inc. (b)	5,369	403,158
JetBlue Airways Corp. (b)	31,065	161,538
		564,696
Building Products (0.4%)
Fortune Brands Home & Security, Inc. (b)	23,656	402,862
Lennox International, Inc.	7,833	264,364
		667,226

	Shares	Value(a)
Commercial Services & Supplies (1.7%)
Clean Harbors, Inc. (b)	7,180	$457,581
Copart, Inc. (b)	8,110	388,388
Corrections Corp. of America (b)	15,128	308,157
Deluxe Corp.	7,725	175,821
Herman Miller, Inc.	8,852	163,319
HNI Corp.	6,815	177,872
Mine Safety Appliances Co.	4,609	152,650
Rollins, Inc.	9,786	217,445
The Brink's Co.	7,119	191,359
Waste Connections, Inc.	17,007	563,612
		2,796,204
Construction & Engineering (1.1%)
Aecom Technology Corp. (b)	17,537	360,736
Granite Construction, Inc.	5,290	125,479
KBR, Inc.	22,631	630,726
The Shaw Group, Inc. (b)	9,905	266,445
URS Corp. (b) (c)	12,104	425,092
		1,808,478
Electrical Equipment (2.0%)
Acuity Brands, Inc.	6,328	335,384
AMETEK, Inc.	24,341	1,024,756
General Cable Corp. (b)	7,934	198,429
Hubbell, Inc. — Class B	8,952	598,531
Regal-Beloit Corp.	6,252	318,665
Thomas & Betts Corp. (b)	7,913	432,050
Woodward Governor Co.	9,113	372,995
		3,280,810
Industrial Conglomerates (0.3%)
Carlisle Cos., Inc.	9,228	408,800
Machinery (5.2%)
AGCO Corp. (b)	14,775	634,882
CLARCOR, Inc.	7,637	381,774
Crane Co.	7,427	346,915
Donaldson Co., Inc.	11,375	774,410
Gardner Denver, Inc.	7,682	591,975
Graco, Inc.	9,043	369,768
Harsco Corp.	12,271	252,537
IDEX Corp.	12,685	470,740
ITT Corp.	14,101	272,572
Kennametal, Inc.	12,034	439,482
Lincoln Electric Holdings, Inc.	12,740	498,389
Nordson Corp.	9,065	373,297
Oshkosh Corp. (b)	13,899	297,161
Pentair, Inc.	14,985	498,851
SPX Corp.	7,756	467,454
Terex Corp. (b)	16,678	225,320
Timken Co.	12,767	494,210
Trinity Industries, Inc.	12,183	366,221
Valmont Industries, Inc.	3,455	313,679
Wabtec Corp.	7,293	510,145
		8,579,782
Marine (0.5%)
Alexander & Baldwin, Inc.	6,339	258,758
Kirby Corp. (b)	8,464	557,270
		816,028

See accompanying notes to financial statements.

Advantus Series Fund, Inc.
Investments in Securities – continued

	Shares	Value(a)
Professional Services (0.9%)
FTI Consulting, Inc. (b)	6,203	$263,131
Korn/Ferry International (b)	7,255	123,771
Manpower, Inc.	12,404	443,443
The Corporate Executive Board Co.	5,042	192,100
Tower Watson & Co. — Class A	7,857	470,870
		1,493,315
Road & Rail (1.5%)
Con-way, Inc.	8,451	246,431
JB Hunt Transport Services, Inc.	13,665	615,882
Kansas City Southern (b)	16,700	1,135,767
Landstar System, Inc.	7,118	341,095
Werner Enterprises, Inc.	6,754	162,771
		2,501,946
Trading Companies & Distributors (0.8%)
GATX Corp.	7,084	309,288
MSC Industrial Direct Co. — Class A	6,973	498,918
United Rentals, Inc. (b)	9,524	281,434
Watsco, Inc.	4,340	284,964
		1,374,604
Transportation (0.1%)
UTi Worldwide, Inc.	15,628	207,696
Information Technology (14.8%)
Communications Equipment (1.2%)
ADTRAN, Inc.	9,622	290,200
Ciena Corp. (b)	14,729	178,221
Plantronics, Inc.	6,614	235,723
Polycom, Inc. (b)	26,931	438,975
Riverbed Technology, Inc. (b)	23,568	553,848
Tellabs, Inc.	55,550	224,422
		1,921,389
Computers & Peripherals (0.5%)
Diebold, Inc.	9,488	285,304
NCR Corp. (b)	23,930	393,888
QLogic Corp. (b)	15,297	229,455
		908,647
Electronic Equipment, Instruments & Components (2.2%)
Arrow Electronics, Inc. (b)	16,987	635,484
Avnet, Inc. (b) (c)	22,557	701,297
Ingram Micro, Inc. — Class A (b)	23,322	424,227
Itron, Inc. (b)	6,093	217,947
National Instruments Corp.	14,094	365,739
Tech Data Corp. (b)	6,274	309,998
Trimble Navigation, Ltd. (b) (c)	18,747	813,620
Vishay Intertechnology, Inc. (b)	23,896	214,825
		3,683,137
Internet Software & Services (1.2%)
AOL, Inc. (b)	14,799	223,465
Equinix, Inc. (b)	7,208	730,891

	Shares	Value(a)
Monster Worldwide, Inc. (b)	19,586	$155,317
Rackspace Hosting, Inc. (b)	15,743	677,106
ValueClick, Inc. (b)	12,555	204,521
		1,991,300
IT Services (2.5%)
Acxiom Corp. (b)	11,900	145,299
Alliance Data Systems Corp. (b)	7,592	788,353
Broadridge Financial Solutions, Inc.	18,869	425,496
Convergys Corp. (b)	18,268	233,282
CoreLogic, Inc. (b)	16,191	209,350
DST Systems, Inc.	5,112	232,698
Gartner, Inc. — Class A (b)	14,415	501,210
Global Payments, Inc.	11,870	562,401
Jack Henry & Associates, Inc.	13,163	442,408
Lender Processing Services, Inc.	12,828	193,318
Mantech International Corp. — Class A	3,525	110,121
NeuStar, Inc. — Class A (b)	9,894	338,078
		4,182,014
Office Electronics (0.2%)
Zebra Technologies Corp. — Class A (b)	7,900	282,662
Semiconductors & Semiconductor Equipment (2.5%)
Atmel Corp. (b)	70,331	569,681
Cree, Inc. (b)	17,542	386,626
Cypress Semiconductor Corp. (b)	23,545	397,675
Fairchild Semiconductor International, Inc. (b)	19,220	231,409
Integrated Device Technology, Inc. (b)	21,596	117,914
International Rectifier Corp. (b)	10,416	202,279
Intersil Corp. — Class A	19,220	200,657
Lam Research Corp. (b)	18,175	672,838
MEMC Electronic Materials, Inc. (b)	35,038	138,050
RF Micro Devices, Inc. (b)	42,260	228,204
Semtech Corp. (b)	10,077	250,111
Silicon Laboratories, Inc. (b)	6,362	276,238
Skyworks Solutions, Inc. (b)	28,565	463,324
		4,135,006
Software (4.5%)
ACI Worldwide, Inc. (b)	5,093	145,864
Advent Software, Inc. (b)	4,776	116,343
ANSYS, Inc. (b)	14,045	804,498
Cadence Design Systems, Inc. (b)	41,404	430,602
Compuware Corp. (b)	33,200	276,224
Concur Technologies, Inc. (b)	7,072	359,187
Factset Research Systems, Inc.	6,844	597,344
Fair Isaac Corp.	5,336	191,242
Informatica Corp. (b)	16,168	597,084
Mentor Graphics Corp. (b)	14,187	192,376

See accompanying notes to financial statements.

Advantus Series Fund, Inc.
Investments in Securities – continued

	Shares	Value(a)
MICROS Systems, Inc. (b)	12,183	$567,484
Parametric Technology Corp. (b)	17,764	324,371
Quest Software, Inc. (b)	8,589	159,755
Rovi Corp. (b)	16,723	411,051
Solera Holdings, Inc.	10,780	480,141
Synopsys, Inc. (b)	21,787	592,606
TIBCO Software, Inc. (b)	24,511	586,058
VeriFone Systems, Inc. (b)	16,003	568,427
		7,400,657
Materials (6.5%)
Chemicals (2.8%)
Albemarle Corp.	13,495	695,127
Ashland, Inc.	11,875	678,775
Cabot Corp.	9,668	310,729
Cytec Industries, Inc.	7,539	336,616
Intrepid Potash, Inc. (b)	8,003	181,108
Minerals Technologies, Inc.	2,683	151,670
NewMarket Corp.	1,633	323,514
Olin Corp.	12,187	239,475
RPM International, Inc.	19,922	489,085
Sensient Technologies Corp.	7,614	288,571
The Scotts Miracle-Gro Co. — Class A	6,557	306,146
Valspar Corp.	14,209	553,725
		4,554,541
Construction Materials (0.3%)
Martin Marietta Materials, Inc.	6,973	525,834
Containers & Packaging (1.8%)
Aptargroup, Inc.	10,072	525,456
Greif, Inc. — Class A	4,694	213,812
Packaging Corp. of America	14,792	373,350
Rock-Tenn Co. — Class A	10,734	619,352
Silgan Holdings, Inc.	7,534	291,114
Sonoco Products Co.	15,200	500,992
Temple-Inland, Inc.	16,668	528,542
		3,052,618
Metals & Mining (1.2%)
Carpenter Technology Corp.	6,736	346,769
Commercial Metals Co.	17,566	242,938
Compass Minerals International, Inc.	4,956	341,221
Reliance Steel & Aluminum Co.	11,398	554,969
Steel Dynamics, Inc.	33,249	437,224
Worthington Industries, Inc.	8,141	133,349
		2,056,470
Paper & Forest Products (0.4%)
Domtar Corp.	5,546	443,458
Louisiana-Pacific Corp. (b)	20,718	167,195
		610,653
Telecommunication Services (0.5%)
Diversified Telecommunication Services (0.3%)
tw telecom, Inc. (b)	22,707	440,062
Wireless Telecommunication Services (0.2%)
Telephone & Data Systems, Inc.	13,989	362,175

	Shares	Value(a)
Utilities (6.0%)
Electric Utilities (1.7%)
Cleco Corp.	9,223	$351,396
Great Plains Energy, Inc.	20,629	449,300
Hawaiian Electric Industries, Inc.	14,591	386,370
IDACORP, Inc.	7,566	320,874
NV Energy, Inc.	35,880	586,638
PNM Resources, Inc.	12,110	220,765
Westar Energy, Inc.	17,815	512,716
		2,828,059
Gas Utilities (1.9%)
Atmos Energy Corp.	13,738	458,163
Energen Corp.	10,961	548,050
National Fuel Gas Co.	12,595	700,030
Questar Corp.	26,999	536,200
UGI Corp.	17,553	516,058
WGL Holdings, Inc.	7,819	345,756
		3,104,257
Multi-Utilities (2.1%)
Alliant Energy Corp.	16,873	744,268
Black Hills Corp.	6,000	201,480
MDU Resources Group, Inc.	28,703	615,966
NSTAR	15,749	739,573
OGE Energy Corp.	14,908	845,433
Vectren Corp.	12,444	376,182
		3,522,902
Water Utilities (0.3%)
Aqua America, Inc.	21,067	464,527
Total common stocks (cost: $138,035,943)		159,576,248
Short-Term Securities (3.8%)
Investment Companies (3.8%)
JPMorgan U.S. Government Money Market Fund, current rate 0.010%	500,000	500,000
SEI Investments Treasury Mutual Funds, current rate 0.010%	650,000	650,000
Wells Fargo Advantage Treasury Plus Money Market Fund, current rate 0.010%	5,234,187	5,234,187
Total short-term securities (cost: $6,384,187)		6,384,187
Total investments in securities (cost: $144,420,130) (e)		165,960,435
Liabilities in excess of cash and other assets (0.0%)		(60,852)
Total net assets (100.0%)		$165,899,583

Investments in Securities Legend

(a)  Securities are valued by procedures described in Note 2 of the Notes to Financial Statements.

(b)  Non-income producing security.

(c)  Fully or partially pledged as initial margin deposits on open futures contracts.

See accompanying notes to financial statements.

Advantus Series Fund, Inc.
Investments in Securities – continued

Holdings of Open Futures Contracts

On December 31, 2011, securities with an aggregate market value of $2,652,520 have been segregated to cover margin requirements for the following open futures contracts:

Type	Expiration	Number of Contracts	Position Type	Unrealized Appreciation
S&P Mid 400® E-Mini Future	March 2012	69	Long	$10,318
		69		$10,318

(d)  The Portfolio held 0.8% of net assets in foreign securities at December 31, 2011.

(e)  At December 31, 2011 the cost of securities for federal income tax purposes was $145,230,192. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation	$34,374,542
Gross unrealized depreciation	(13,644,299)
Net unrealized appreciation	$20,730,243

	Shares	Value(a)
Real Estate Securities Portfolio
Common Stocks (95.3%)
Consumer Discretionary (1.5%)
Hotels, Restaurants & Leisure (1.3%)
Starwood Hotels & Resorts Worldwide, Inc.	27,300	$1,309,581
Household Durables (0.2%)
Lennar Corp. — Class A	10,000	196,500
Financial (92.2%)
Diversified Real Estate Activities (0.3%)
The St Joe Co. (c)	17,941	263,015
Diversified REIT's (4.1%)
PS Business Parks, Inc.	18,600	1,030,998
Retail Opportunity Investments Corp.	89,200	1,056,128
Vornado Realty Trust	25,886	1,989,598
		4,076,724
Industrial REIT's (4.3%)
EastGroup Properties, Inc.	12,600	547,848
ProLogis, Inc.	128,881	3,684,708
		4,232,556
Mortgage REIT's (0.4%)
Colony Financial, Inc.	24,700	388,037
Office REIT's (16.3%)
Alexandria Real Estate Equities, Inc.	30,400	2,096,688
BioMed Realty Trust, Inc.	80,100	1,448,208
Boston Properties, Inc.	45,083	4,490,267
Brandywine Realty Trust	36,500	346,750
Digital Realty Trust, Inc.	31,900	2,126,773
Douglas Emmett, Inc.	28,408	518,162
	Shares	Value(a)
Duke Realty Corp.	53,300	$642,265
Kilroy Realty Corp.	61,100	2,326,077
SL Green Realty Corp.	31,800	2,119,152
		16,114,342
Real Estate Operating Companies (2.7%)
Brookfield Properties Corp. (b)	145,816	2,280,562
Forest City Enterprises, Inc. — Class A (c)	35,900	424,338
		2,704,900
Real Estate Services (0.4%)
CBRE Group, Inc. (c)	26,100	397,242
Residential REIT's (21.2%)
American Campus Communities, Inc.	10,565	443,308
Associated Estates Realty Corp.	73,400	1,170,730
AvalonBay Communities, Inc.	23,900	3,121,340
Boardwalk Real Estate Investment Trust (b)	14,400	713,318
BRE Properties, Inc.	17,900	903,592
Camden Property Trust	42,100	2,620,304
Equity Lifestyle Properties, Inc.	5,200	346,788
Equity Residential (d)	96,600	5,509,098
Essex Property Trust, Inc.	10,616	1,491,654
Home Properties, Inc.	20,800	1,197,456
Mid-America Apartment Communities, Inc.	25,900	1,620,045
Post Properties, Inc.	15,200	664,544
UDR, Inc.	45,800	1,149,580
		20,951,757
Retail REIT's (20.5%)
Acadia Realty Trust	74,536	1,501,155
Agree Realty Corp.	38,684	943,116
CBL & Associates Properties, Inc.	43,600	684,520
Cedar Shopping Centers, Inc.	53,994	232,714
DDR Corp.	133,400	1,623,478
Kimco Realty Corp.	17,700	287,448
Primaris Retail Real Estate Investment Trust (b)	29,862	604,425
Regency Centers Corp.	24,200	910,404
Simon Property Group, Inc.	73,079	9,422,806
The Macerich Co.	54,369	2,751,072
Weingarten Realty Investors	61,100	1,333,202
		20,294,340
Specialized REIT's (22.0%)
CubeSmart	147,200	1,566,208
HCP, Inc.	82,400	3,413,832
Health Care REIT, Inc.	63,700	3,473,561
Hersha Hospitality Trust	187,079	912,946
Host Hotels & Resorts, Inc. (d)	174,746	2,580,998
LaSalle Hotel Properties	33,000	798,930
LTC Properties, Inc.	17,100	527,706
Public Storage	24,400	3,280,824
Sovran Self Storage, Inc.	22,700	968,609

See accompanying notes to financial statements.

Advantus Series Fund, Inc.
Investments in Securities – continued

	Shares	Value(a)
Sunstone Hotel Investors, Inc. (c)	83,300	$678,895
Ventas, Inc.	64,396	3,550,151
		21,752,660
Telecommunication Services (1.6%)
Wireless Telecommunication Services (1.6%)
American Tower Corp. — Class A	12,300	738,123
Crown Castle International Corp. (c)	19,200	860,160
		1,598,283
Total common stocks (cost: $67,223,550)		94,279,937
Preferred Stocks (1.8%)
Financial (1.8%)
Diversified REIT's (0.5%)
CapLease, Inc. (Series A)	20,500	492,615
Office REIT's (0.8%)
Digital Realty Trust, Inc. Series E	30,500	780,495
Specialized REIT's (0.5%)
Pebblebrook Hotel Trust Series B	23,500	536,035
Total preferred stocks (cost: $1,817,305)		1,809,145
Exchange Traded Funds (0.2%)
ProShares UltraShort Real Estate (ETF)	3,800	139,688
Total exchange traded funds (cost: $156,309)		139,688

	Shares	Value(a)
Short-Term Securities (2.7%)
Investment Company (2.7%)
Wells Fargo Advantage Treasury Plus Money Market Fund, current rate 0.010%	2,678,329	$2,678,329
Total short-term securities (cost: $2,678,329)		2,678,329
Total investments in securities (cost: $71,875,493) (e)		98,907,099
Liabilities in excess of cash and other assets (0.0%)		(5,369)
Total net assets (100.0%)		$98,901,730

Investments in Securities Legend

(a)  Securities are valued by procedures described in Note 2 of the Notes to Financial Statements.

(b)  The Portfolio held 3.6% of net assets in foreign securities at December 31, 2011.

(c)  Non-income producing security.

(d)  Fully or partially pledged as collateral for the following call options written (see Notes 2 and 7.)

Call Options Written	Contracts	Expiration Date	Exercise Price	Value(a)
Host Hotels & Resorts, Inc.	274	January 2012	$15.00	$(10,138)
Equity Residential	173	April 2012	60.00	(32,178)
Total Call Options Written				$(42,316)

(e)  At December 31, 2011 the cost of securities for federal income tax purposes was $73,700,218. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

Gross unrealized appreciation	$25,766,240
Gross unrealized depreciation	(559,359)
Net unrealized appreciation	$25,206,881

See accompanying notes to financial statements.

Advantus Series Fund, Inc.

Statements of Assets and Liabilities

December 31, 2011

	Bond Portfolio	Money Market Portfolio		Mortgage Securities Portfolio	Index 500 Portfolio
Assets
Investments in securities, at market value – see accompanying schedule for detailed listing*	$362,327,547		$108,300,904	$119,888,286	$419,019,857
Cash in bank on demand deposit	–		–	–	12,991
Foreign currency in bank on deposit (identified cost $4,476,239 for International Bond Portfolio)	–		–	–	–
Receivable for Fund shares sold	2,162		–	1	148
Receivable for investment securities sold (including paydowns)	34,423		–	575,471	–
Dividends and accrued interest receivable	2,623,558		24,295	391,783	624,927
Receivable for refundable foreign income taxes withheld	–		–	–	–
Unrealized appreciation on forward foreign currency contracts held, at value	–		–	–	–
Prepaid expenses	8,399		2,622	2,452	10,045
Total assets	364,996,089		108,327,821	120,857,993	419,667,968
Liabilities
Bank overdraft	–		–	751	–
Payable for Fund shares repurchased	79,174		179,545	28,734	41,707
Payable for investment securities purchased	–		–	–	–
Payable for investment securities purchased on a forward – commitment basis (note 2)	4,943,379		–	15,477,026	–
Payable to Adviser	202,015		1,210	62,976	144,269
Accrued expenses	52,154		32,067	39,410	52,548
Unrealized depreciation on forward foreign currency contracts held, at value	–		–	–	–
Call options written at value (premiums of $51,223 for Real Estate Portfolio)	–		–	–	–
Variation margin payable	8,812		–	–	28,320
Total liabilities	5,285,534		212,822	15,608,897	266,844
Net assets applicable to outstanding capital stock	$359,710,555		$108,114,999	$105,249,096	$419,401,124
Represented by:
Capital stock – authorized 10 trillion shares of $.01 par value**	$1,927,708		$1,081,584	$624,654	$946,315
Additional paid-in-capital	379,301,965		107,074,704	132,037,407	205,983,086
Undistributed net investment income (loss)	–		–	–	–
Accumulated net realized gains (losses) from investments and foreign currency transactions (note 2)	(27,354,741)		(41,289)	(27,415,374)	(4,255,802)
Unrealized appreciation (depreciation) on investments, written options, and translation of assets and liabilities in foreign currencies	5,835,623		–	2,409	216,727,525
Total – representing net assets applicable to outstanding capital stock	$359,710,555		$108,114,999	$105,249,096	$419,401,124
Net assets by class:
Class 1	$421,404	$	N/A	$196,315	$420,719
Class 2	359,289,151		108,114,999	105,052,781	418,980,405
Net asset value per share of outstanding capital stock by class:
Class 1	1.880		N/A	1.698	4.465
Class 2	1.866		1.000	1.685	4.432
* Identified cost	$356,408,246		$108,300,904	$119,885,877	$202,613,452
** Shares outstanding by class:
Class 1	224,161		N/A	115,646	94,223
Class 2	192,546,615		108,158,353	62,349,771	94,537,301

See accompanying notes to financial statements.

	International Bond Portfolio	Index 400 Mid-Cap Portfolio	Real Estate Securities Portfolio
Assets
Investments in securities, at market value – see accompanying schedule for detailed listing*	$106,244,729	$165,960,435	$98,907,099
Cash in bank on demand deposit	–	–	17,864
Foreign currency in bank on deposit (identified cost $4,476,239 for International Bond Portfolio)	4,469,566	–	–
Receivable for Fund shares sold	13,827	83,234	3,905
Receivable for investment securities sold (including paydowns)	5,267	85,027	640,174
Dividends and accrued interest receivable	1,415,539	165,456	337,697
Receivable for refundable foreign income taxes withheld	154,499	–	–
Unrealized appreciation on forward foreign currency contracts held, at value	2,361,772	–	–
Prepaid expenses	2,753	3,995	2,374
Total assets	114,667,952	166,298,147	99,909,113
Liabilities
Bank overdraft	–	–	–
Payable for Fund shares repurchased	12,429	–	9,046
Payable for investment securities purchased	–	276,390	835,802
Payable for investment securities purchased on a forward – commitment basis (note 2)	–	–	–
Payable to Adviser	85,028	59,342	80,995
Accrued expenses	69,234	39,500	39,224
Unrealized depreciation on forward foreign currency contracts held, at value	3,119,887	–	–
Call options written at value (premiums of $51,223 for Real Estate Portfolio)	–	–	42,316
Variation margin payable	–	23,332	–
Total liabilities	3,286,578	398,564	1,007,383
Net assets applicable to outstanding capital stock	$111,381,374	$165,899,583	$98,901,730
Represented by:
Capital stock – authorized 10 trillion shares of $.01 par value**	$530,482	$786,762	$379,945
Additional paid-in-capital	110,262,921	144,382,578	79,439,067
Undistributed net investment income (loss)	(1,158,129)	–	–
Accumulated net realized gains (losses) from investments and foreign currency transactions (note 2)	–	(820,380)	(7,957,811)
Unrealized appreciation (depreciation) on investments, written options, and translation of assets and liabilities in foreign currencies	1,746,100	21,550,623	27,040,529
Total – representing net assets applicable to outstanding capital stock	$111,381,374	$165,899,583	$98,901,730
Net assets by class:
Class 1	$394,768	$248,559	$457,859
Class 2	110,986,606	165,651,024	98,443,871
Net asset value per share of outstanding capital stock by class:
Class 1	2.115	2.124	2.623
Class 2	2.100	2.109	2.603
* Identified cost	$103,663,671	$144,420,130	$71,875,493
** Shares outstanding by class:
Class 1	186,614	117,004	174,579
Class 2	52,861,610	78,559,207	37,819,942

Advantus Series Fund, Inc.

Statements of Operations

Year ended December 31, 2011

	Bond Portfolio	Money Market Portfolio	Mortgage Securities Portfolio	Index 500 Portfolio
Investment Income
Interest (net of foreign withholding taxes of $225,136 for International Bond Portfolio)	$11,024,254	$150,684	$2,430,861	$195
Dividends (net of foreign withholding taxes of $17,942 for Real Estate Securities Portfolio)	2,868	–	1,628	8,972,435
Total investment income	11,027,122	150,684	2,432,489	8,972,630
Expenses (note 4):
Investment advisory fee	1,466,462	319,698	439,247	655,773
Rule 12b-1 fees – class 2	915,564	266,415	274,074	1,092,107
Shareholder servicing fee	166,609	57,153	64,804	108,866
Audit and accounting services	47,078	42,283	50,746	41,768
Administrative services fee	51,023	33,000	57,623	28,682
Legal fees	31,029	21,307	30,785	30,019
Custodian fees	9,319	5,737	3,287	14,815
Printing and shareholder reports	12,749	12,749	12,749	12,749
Director's fees	13,375	13,375	13,375	13,375
Proxy fees	13,972	4,201	4,157	14,928
S&P Licensing fee	–	–	–	40,437
Insurance	8,031	5,009	2,626	8,360
Other	16,805	8,443	5,832	19,796
Total expenses before waiver	2,752,016	789,370	959,305	2,081,675
Less waiver[1]	–	(638,686)	–	–
Total expenses net of waiver	2,752,016	150,684	959,305	2,081,675
Investment income – net	8,275,106	–	1,473,184	6,890,955
Realized and unrealized gains (losses) on investments and foreign currencies:
Investments (note 3)	8,758,000	(6,355)	(1,050,309)	13,253,897
Foreign currency transactions	–	–	–	–
Net increase from litigation payments	–	–	–	42,307
Futures transactions	(1,123,637)	–	–	510,263
Net change in unrealized appreciation or depreciation on:
Investments	12,207,673	–	6,756,796	(13,275,421)
Written options	–	–	–	–
Translation of assets and liabilities in foreign currency	–	–	–	–
Futures transactions	278,377	–	–	172,381
Net gains (losses) on investments	20,120,413	(6,355)	5,706,487	703,427
Net increase (decrease) in net assets resulting from operations	$28,395,519	$(6,355)	$7,179,671	$7,594,382

1  Waiver includes advisory fees of $319,698, Rule 12b-1 distribution fees of $266,415, and other fees of $52,573.

See accompanying notes to financial statements.

	International Bond Portfolio	Index 400 Mid-Cap Portfolio	Real Estate Securities Portfolio
Investment Income
Interest (net of foreign withholding taxes of $225,136 for International Bond Portfolio)	$5,826,283	$2,513	$30
Dividends (net of foreign withholding taxes of $17,942 for Real Estate Securities Portfolio)	101	2,190,039	2,084,722
Total investment income	5,826,384	2,192,552	2,084,752
Expenses (note 4):
Investment advisory fee	692,917	266,196	708,102
Rule 12b-1 fees – class 2	287,853	443,110	251,915
Shareholder servicing fee	75,517	65,928	62,950
Audit and accounting services	56,525	40,052	35,786
Administrative services fee	54,002	37,836	37,836
Legal fees	40,329	30,019	30,019
Custodian fees	138,191	12,402	13,475
Printing and shareholder reports	12,749	12,749	12,749
Director's fees	13,375	13,375	13,375
Proxy fees	4,512	5,874	3,532
S&P Licensing fee	–	17,416	–
Insurance	2,484	3,663	2,334
Other	5,353	7,617	4,844
Total expenses before waiver	1,383,807	956,237	1,176,917
Less waiver[1]	–	–	–
Total expenses net of waiver	1,383,807	956,237	1,176,917
Investment income – net	4,442,577	1,236,315	907,835
Realized and unrealized gains (losses) on investments and foreign currencies:
Investments (note 3)	3,273,445	7,738,261	5,136,607
Foreign currency transactions	1,275,339	–	(682)
Net increase from litigation payments	–	5,185	45,956
Futures transactions	–	9,237	–
Net change in unrealized appreciation or depreciation on:
Investments	(6,525,599)	(12,137,733)	(628,350)
Written options	–	–	8,907
Translation of assets and liabilities in foreign currency	(2,729,440)	–	16
Futures transactions	–	(54,103)	–
Net gains (losses) on investments	(4,706,255)	(4,439,153)	4,562,454
Net increase (decrease) in net assets resulting from operations	$(263,678)	$(3,202,838)	$5,470,289

Advantus Series Fund, Inc.

Statements of Changes in Net Assets

Year ended December 31, 2011 and year ended December 31, 2010

	Bond Portfolio		Money Market Portfolio		Mortgage Securities Portfolio
	2011	2010	2011	2010	2011	2010
Operations:
Investment income – net	$8,275,106	$13,864,789	$–	$–	$1,473,184	$3,505,907
Net realized gains (losses) on investments	7,634,363	6,208,763	(6,355)	1,352	(1,050,309)	(6,771,039)
Net change in unrealized appreciation or depreciation of investments	12,486,050	12,674,731	–	–	6,756,796	11,015,867
Net increase in net assets resulting from operations	28,395,519	32,748,283	(6,355)	1,352	7,179,671	7,750,735
Distribution to shareholders from:
Investment income – net
Class 2	–	–	–	(34,564)	–	–
Capital stock transactions:
Proceeds from sales
Class 1	150,057	134,273	–	–	66,867	83,581
Class 2	6,480,843	15,361,117	32,834,091	38,684,022	1,204,394	1,927,957
Shares issued as a result of reinvested distributions
Class 2	–	–	–	34,564	–	–
Payments for redemption of shares
Class 1	(91,052)	(18,899)	–	–	(40,341)	(11,182)
Class 2	(41,479,259)	(28,914,365)	(31,613,708)	(46,153,573)	(15,662,165)	(14,643,958)
Increase (decrease) in net assets from capital stock transactions	(34,939,411)	(13,437,874)	1,220,383	(7,434,987)	(14,431,245)	(12,643,602)
Total increase (decrease) in net assets	(6,543,892)	19,310,409	1,214,028	(7,468,199)	(7,251,574)	(4,892,867)
Net assets at beginning of year	366,254,447	346,944,038	106,900,971	114,369,170	112,500,670	117,393,537
Net assets at end of year*	$359,710,555	$366,254,447	$108,114,999	$106,900,971	$105,249,096	$112,500,670
* including undistributed net investment income of	$–	$–	$–	$–	$–	$–
Capital share transactions:
Proceeds from sales
Class 1	82,945	79,287	–	–	40,902	53,863
Class 2	3,678,372	9,260,474	32,834,091	38,684,022	740,366	1,255,005
Net change from capital transactions	3,761,317	9,339,761	32,834,091	38,684,022	781,268	1,308,868
Shares issued as a result of reinvested distributions
Class 2	–	–	–	34,564	–	–
Payments for redemption of shares
Class 1	(49,729)	(11,068)	–	–	(24,500)	(7,251)
Class 2	(22,974,724)	(17,055,284)	(31,613,708)	(46,153,570)	(9,552,868)	(9,429,587)
Net change from capital transactions	(23,024,453)	(17,066,352)	(31,613,708)	(46,153,570)	(9,577,368)	(9,436,838)

See accompanying notes to financial statements.

	Index 500 Portfolio		International Bond Portfolio
	2011	2010	2011	2010
Operations:
Investment income – net	$6,890,955	$6,748,723	$4,442,577	$4,527,914
Net realized gains (losses) on investments	13,806,467	12,267,286	4,548,784	1,330,164
Net change in unrealized appreciation or depreciation of investments	(13,103,040)	40,418,635	(9,255,039)	7,660,966
Net increase in net assets resulting from operations	7,594,382	59,434,644	(263,678)	13,519,044
Distribution to shareholders from:
Investment income – net
Class 2	–	–	–	–
Capital stock transactions:
Proceeds from sales
Class 1	217,582	155,662	164,442	148,914
Class 2	17,108,213	9,187,159	7,201,535	8,771,392
Shares issued as a result of reinvested distributions
Class 2	–	–	–	–
Payments for redemption of shares
Class 1	(54,138)	(62,422)	(60,123)	(19,128)
Class 2	(57,829,338)	(66,092,921)	(7,638,810)	(6,678,601)
Increase (decrease) in net assets from capital stock transactions	(40,557,681)	(56,812,522)	(332,956)	2,222,577
Total increase (decrease) in net assets	(32,963,299)	2,622,122	(596,634)	15,741,621
Net assets at beginning of year	452,364,423	449,742,301	111,978,008	96,236,387
Net assets at end of year*	$419,401,124	$452,364,423	$111,381,374	$111,978,008
* including undistributed net investment income of	$–	$–	$(1,158,129)	$(455,886)
Capital share transactions:
Proceeds from sales
Class 1	49,081	39,414	75,960	73,207
Class 2	3,776,531	2,389,943	3,338,538	4,390,666
Net change from capital transactions	3,825,612	2,429,357	3,414,498	4,463,873
Shares issued as a result of reinvested distributions
Class 2	–	–	–	–
Payments for redemption of shares
Class 1	(12,241)	(15,960)	(27,886)	(9,392)
Class 2	(12,878,294)	(16,799,827)	(3,532,181)	(3,332,731)
Net change from capital transactions	(12,890,535)	(16,815,787)	(3,560,067)	(3,342,123)

Advantus Series Fund, Inc.

Statements of Changes in Net Assets – continued

Year ended December 31, 2011 and year ended December 31, 2010

	Index 400 Mid-Cap Portfolio		Real Estate Securities Portfolio
	2011	2010	2011	2010
Operations:
Investment income – net	$1,236,315	$1,169,432	$907,835	$847,981
Net realized gains (losses) on investments	7,752,683	7,218,115	5,181,881	12,703,765
Net change in unrealized appreciation or depreciation of investments	(12,191,836)	29,646,845	(619,427)	10,404,969
Net increase in net assets resulting from operations	(3,202,838)	38,034,392	5,470,289	23,956,715
Capital stock transactions:
Proceeds from sales
Class 1	96,954	70,252	173,435	143,001
Class 2	4,531,217	13,337,022	2,302,364	2,494,555
Payments for redemption of shares
Class 1	(22,246)	(11,644)	(43,743)	(18,222)
Class 2	(18,207,413)	(15,121,566)	(11,109,452)	(12,620,362)
Increase (decrease) in net assets from capital stock transactions	(13,601,488)	(1,725,936)	(8,677,396)	(10,001,028)
Total increase (decrease) in net assets	(16,804,326)	36,308,456	(3,207,107)	13,955,687
Net assets at beginning of year	182,703,909	146,395,453	102,108,837	88,153,150
Net assets at end of year*	$165,899,583	$182,703,909	$98,901,730	$102,108,837
* including undistributed (excess of distributions over) net investment income of	$–	$–	$–	$–
Capital share transactions:
Proceeds from sales
Class 1	44,565	37,385	67,710	63,004
Class 2	2,108,236	7,246,272	920,056	1,131,251
Net change from capital transactions	2,152,801	7,283,657	987,766	1,194,255
Shares issued as a result of reinvested distributions	–	–	–	–
Payments for redemption of shares
Class 1	(10,075)	(6,172)	(17,140)	(8,157)
Class 2	(8,150,244)	(8,042,781)	(4,328,599)	(5,856,017)
Net change from capital transactions	(8,160,319)	(8,048,953)	(4,345,739)	(5,864,174)

See accompanying notes to financial statements.

Advantus Series Fund, Inc.
Financial Highlights

Bond Portfolio

	Class 1 Shares
	Year ended December 31,			Inception(a) to December 31,
	2011	2010	2009	2008
Net asset value, beginning of period	$1.736	$1.583	$1.370	$1.580
Income from investment operations:
Net investment income (b)	.045	.067	.077	.070
Net gains (losses) on securities (both realized and unrealized)	.099	.086	.136	(.280)
Total from investment operations	.144	.153	.213	(.210)
Net asset value, end of period	$1.880	$1.736	$1.583	$1.370
Total return (c)	8.30%	9.69%	15.85%	(13.53)%
Net assets, end of period (in thousands)	$421	$331	$194	$115
Ratios to average net assets:
Expenses (d)	.50%	.50%	.51%	.50	%(e)
Net investment income	2.48%	3.94%	5.27%	5.35	%(e)
Portfolio turnover rate (excluding short-term securities)	270.5%	247.1%	266.4%	229.6%

	Class 2 Shares
	Year ended December 31,
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$1.727	$1.579	$1.370	$1.580	$1.540
Income from investment operations:
Net investment income (b)	.041	.064	.073	.080	.080
Net gains (losses) on securities (both realized and unrealized)	.098	.084	.136	(.290)	(.040)
Total from investment operations	.139	.148	.209	(.210)	.040
Net asset value, end of period	$1.866	$1.727	$1.579	$1.370	$1.580
Total return (c)	8.03%	9.41%	15.57%	(13.52)%	2.29	%(f)
Net assets, end of period (in thousands)	$359,289	$365,923	$346,750	$334,782	$406,106
Ratios to average net assets:
Expenses (d)	.75%	.75%	.76%	.75%	.73%
Net investment income	2.26%	3.79%	5.04%	5.10%	5.18%
Portfolio turnover rate (excluding short-term securities)	270.5%	247.1%	266.4%	229.6%	89.6%

(a)  The shares of the Portfolio became effectively registered under the Securities Act of 1933 on November 6, 2007, but shares were not available to the public until February 11, 2008.

(b)  Based on average shares outstanding during the year.

(c)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. For periods less than one year, total return presented has not been annualized.

(d)  In addition to fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(e)  Adjusted to an annual basis.

(f)  In 2007, 0.10% of the Portfolio's total return consists of an unrealized gain on a guarantee and purchase agreement with Securian Financial Group related to unrealized losses incurred on certain securities purchased in conjunction with the Portfolio's securities lending program. Excluding this unrealized gain, the total return would have been 2.19%.

Advantus Series Fund, Inc.
Financial Highlights – continued

Money Market Portfolio

	Year ended December 31,
	2011		2010		2009		2008	2007
Net asset value, beginning of period	$1.000		$1.000		$1.000		$1.000	$1.000
Income from investment operations:
Net investment income (a)	–		–		.003		.020	.040
Total from investment operations	–		–		.003		.020	.040
Dividends from net investment income	–		–	(b)	(.003)		(.020)	(.040)
Net asset value, end of period	$1.000		$1.000		$1.000		$1.000	$1.000
Total return (c)	–%		.03%		.27%		1.95%	–%
Net assets, end of period (in thousands)	$108,115		$106,901		$114,369		$149,089	$133,217
Ratios to average net assets:
Expenses before waiver (d)	.69%		.78%		.77%		.68%	.68%
Expenses net of waiver (d)	.14	%(e)	.23	%(e)	.65	%(e)	.68%	.68%
Net investment income	–%		–%		.32%		1.88%	4.51%

(a)  Based on average shares outstanding during the year.

(b)  Amount represents less than $0.0005 per share.

(c)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares.

(d)  In addition to fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(e)  Ratio is net of fees waived by the adviser and distributor (see Note 4).

Advantus Series Fund, Inc.
Financial Highlights – continued

Mortgage Securities Portfolio

	Class 1 Shares
	Year ended December 31,			Inception(a) to December 31,
	2011	2010	2009	2008
Net asset value, beginning of period	$1.587	$1.482	$1.370	$1.580
Income from investment operations:
Net investment income (b)	.025	.048	.068	.070
Net gains (losses) on securities (both realized and unrealized)	.086	.057	.044	(.280)
Total from investment operations	.111	.105	.112	(.210)
Net asset value, end of period	$1.698	$1.587	$1.482	$1.370
Total return (c)	7.00%	7.02%	8.32%	(13.32)%
Net assets, end of period (in thousands)	$196	$157	$78	$49
Ratios to average net assets:
Expenses (d)	.63%	.62%	.66%	.56	%(e)
Net investment income	1.54%	3.08%	4.78%	5.43	%(e)
Portfolio turnover rate (excluding short-term securities)	241.8%	252.0%	209.6%	127.5%

	Class 2 Shares
	Year ended December 31,
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$1.579	$1.479	$1.370	$1.570	$1.520
Income from investment operations:
Net investment income (b)	.022	.046	.066	.080	.080
Net gains (losses) on securities (both realized and unrealized)	.084	.054	.043	(.280)	(.030)
Total from investment operations	.106	.100	.109	(.200)	.050
Net asset value, end of period	$1.685	$1.579	$1.479	$1.370	$1.570
Total return (c)	6.73%	6.76%	8.05%	(12.97)%	3.19%
Net assets, end of period (in thousands)	$105,053	$112,343	$117,316	$132,613	$187,180
Ratios to average net assets:
Expenses (d)	.87%	.87%	.91%	.81%	.76%
Net investment income	1.34%	3.00%	4.65%	5.18%	5.44%
Portfolio turnover rate (excluding short-term securities)	241.8%	252.0%	209.6%	127.5%	87.8%

(a)  The shares of the Portfolio became effectively registered under the Securities Act of 1933 on November 6, 2007, but shares were not available to the public until February 11, 2008.

(b)  Based on average shares outstanding during the year.

(c)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. For periods less than one year, total return presented has not been annualized.

(d)  In addition to fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(e)  Adjusted to an annual basis.

Advantus Series Fund, Inc.
Financial Highlights – continued

Index 500 Portfolio

	Class 1 Shares
	Year ended December 31,			Inception(a) to December 31,
	2011	2010	2009	2008
Net asset value, beginning of period	$4.384	$3.818	$3.030	$4.400
Income from investment operations:
Net investment income (b)	.083	.072	.065	.060
Net gains (losses) on securities (both realized and unrealized)	(.002)	.494	.723	(1.430)
Total from investment operations	.081	.566	.788	(1.370)
Net asset value, end of period	$4.465	$4.384	$3.818	$3.030
Total return (c)	1.85%	14.82%	26.18%	(31.26)%
Net assets, end of period (in thousands)	$421	$252	$130	$24
Ratios to average net assets:
Expenses (d)	.23%	.22%	.23%	.22	%(e)
Net investment income	1.88%	1.82%	1.93%	2.10	%(e)
Portfolio turnover rate (excluding short-term securities)	4.6%	4.1%	6.7%	4.6%

	Class 2 Shares
	Year ended December 31,
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$4.362	$3.809	$3.030	$4.820	$4.590
Income from investment operations:
Net investment income (b)	.070	.061	.058	.080	.070
Net gains (losses) on securities (both realized and unrealized)	–	.492	.721	(1.870)	.160
Total from investment operations	.070	.553	.779	(1.790)	.230
Net asset value, end of period	$4.432	$4.362	$3.809	$3.030	$4.820
Total return (c)	1.59%	14.54%	25.87%	(37.21)%	5.02	%(f)
Net assets, end of period (in thousands)	$418,980	$452,113	$449,613	$372,627	$637,194
Ratios to average net assets:
Expenses (d)	.48%	.47%	.48%	.47%	.48%
Net investment income	1.60%	1.55%	1.81%	1.85%	1.52%
Portfolio turnover rate (excluding short-term securities)	4.6%	4.1%	6.7%	4.6%	3.5%

(a)  The shares of the Portfolio became effectively registered under the Securities Act of 1933 on November 6, 2007, but shares were not available to the public until February 11, 2008.

(b)  Based on average shares outstanding during the year.

(c)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. For periods less than one year, total return presented has not been annualized.

(d)  In addition to fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(e)  Adjusted to an annual basis.

(f)  In 2007, 0.23% of the Portfolio's total return consists of an unrealized gain on a guarantee and purchase agreement with Securian Financial Group related to unrealized losses incurred on certain securities purchased in conjunction with the Portfolio's securities lending program. Excluding this unrealized gain, the total return would have been 4.79%.

Advantus Series Fund, Inc.
Financial Highlights – continued

International Bond Portfolio

	Class 1 Shares
	Year ended December 31,			Inception(a) to December 31,
	2011	2010	2009	2008
Net asset value, beginning of period	$2.116	$1.853	$1.570	$1.540
Income from investment operations:
Net investment income (b)	.089	.094	.070	.050
Net gains (losses) on securities (both realized and unrealized)	(.090)	.169	.213	(.020)
Total from investment operations	(.001)	.263	.283	.030
Net asset value, end of period	$2.115	$2.116	$1.853	$1.570
Total return (c)	(.01)%	14.19%	17.85%	2.34%
Net assets, end of period (in thousands)	$395	$293	$138	$60
Ratios to average net assets:
Expenses (d)	0.95%	.95%	.99%	1.00	%(e)
Net investment income	4.07%	4.65%	4.08%	3.38	%(e)
Portfolio turnover rate (excluding short-term securities)	18.8%	11.0%	56.5%	103.8%

	Class 2 Shares
	Year ended December 31,
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$2.105	$1.848	$1.570	$1.510	$1.380
Income from investment operations:
Net investment income (b)	.083	.086	.065	.050	.030
Net gains (losses) on securities (both realized and unrealized)	(.088)	.171	.213	.010	.100
Total from investment operations	(.005)	.257	.278	.060	.130
Net asset value, end of period	$2.100	$2.105	$1.848	$1.570	$1.510
Total return (c)	(.26)%	13.90%	17.56%	4.23%	9.43%
Net assets, end of period (in thousands)	$110,987	$111,685	$96,098	$93,006	$83,407
Ratios to average net assets:
Expenses (d)	1.20%	1.19%	1.23%	1.25%	1.18%
Net investment income	3.85%	4.28%	3.82%	3.13%	2.17%
Portfolio turnover rate (excluding short-term securities)	18.8%	11.0%	56.5%	103.8%	139.3%

(a)  The shares of the Portfolio became effectively registered under the Securities Act of 1933 on November 6, 2007, but shares were not available to the public until February 11, 2008.

(b)  Based on average shares outstanding during the year.

(c)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. For periods less than one year, total return presented has not been annualized.

(d)  In addition to fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(e)  Adjusted to an annual basis.

Advantus Series Fund, Inc.
Financial Highlights – continued

Index 400 Mid-Cap Portfolio

	Class 1 Shares
	Year ended December 31,			Inception(a) to December 31,
	2011	2010	2009	2008
Net asset value, beginning of period	$2.168	$1.717	$1.260	$1.840
Income from investment operations:
Net investment income (b)	.021	.019	.018	.020
Net gains (losses) on securities (both realized and unrealized)	(.065)	.432	.439	(.600)
Total from investment operations	(.044)	.451	.457	(.580)
Net asset value, end of period	$2.124	$2.168	$1.717	$1.260
Total return (c)	(2.02)%	26.24%	36.77%	(31.84)%
Net assets, end of period (in thousands)	$249	$179	$88	$24
Ratios to average net assets:
Expenses (d)	.29%	.31%	.34%	.32	%(e)
Net investment income	1.09%	1.02%	1.22%	1.33	%(e)
Portfolio turnover rate (excluding short-term securities)	16.3%	13.2%	20.2%	24.0%

	Class 2 Shares
	Year ended December 31,
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$2.157	$1.713	$1.260	$1.980	$1.840
Income from investment operations:
Net investment income (b)	.015	.014	.014	.020	.020
Net gains (losses) on securities (both realized and unrealized)	(.063)	.430	.439	(.740)	.120
Total from investment operations	(.048)	.444	.453	(.720)	.140
Net asset value, end of period	$2.109	$2.157	$1.713	$1.260	$1.980
Total return (c)	(2.26)%	25.93%	36.43%	(36.54)%	7.44	%(f)
Net assets, end of period (in thousands)	$165,651	$182,525	$146,307	$112,397	$167,993
Ratios to average net assets:
Expenses (d)	.54%	.56%	.60%	.57%	.53%
Net investment income	.82%	.74%	1.01%	1.08%	1.21%
Portfolio turnover rate (excluding short-term securities)	16.3%	13.2%	20.2%	24.0%	22.8%

(a)  The shares of the Portfolio became effectively registered under the Securities Act of 1933 on November 6, 2007, but shares were not available to the public until February 11, 2008.

(b)  Based on average shares outstanding during the year.

(c)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. For periods less than one year, total return presented has not been annualized.

(d)  In addition to fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(e)  Adjusted to an annual basis.

(f)  In 2007, 0.32% of the Portfolio's total return consists of an unrealized gain on a guarantee and purchase agreement with SFG related to unrealized losses incurred on certain securities purchased in conjunction with the Portfolio's securities lending program. Excluding this unrealized gain, the total return would have been 7.12%.

Advantus Series Fund, Inc.
Financial Highlights – continued

Real Estate Securities Portfolio

	Class 1 Shares
	Year ended December 31,			Inception(a) to December 31,
	2011	2010	2009	2008
Net asset value, beginning of period	$2.482	$1.920	$1.540	$2.260
Income from investment operations:
Net investment income (b)	.031	.030	.044	.040
Net gains (losses) on securities (both realized and unrealized)	.110	.532	.336	(.760)
Total from investment operations	.141	.562	.380	(.720)
Net asset value, end of period	$2.623	$2.482	$1.920	$1.540
Total return (c)	5.68%	29.23%	24.90%	(31.97)%
Net assets, end of period (in thousands)	$458	$308	$133	$38
Ratios to average net assets:
Expenses (d)	.92%	.94%	.99%	.92	%(e)
Net investment income	2.44%	1.38%	2.85%	2.23	%(e)
Portfolio turnover rate (excluding short-term securities)	57.7%	66.9%	67.1%	43.6%

	Class 2 Shares
	Year ended December 31,
	2011	2010	2009	2008	2007
Net asset value, beginning of period	$2.469	$1.915	$1.540	$2.410	$2.860
Income from investment operations:
Net investment income (b)	0.023	.020	.039	.040	.070
Net gains (losses) on securities (both realized and unrealized)	0.111	.534	.336	(.910)	(.520)
Total from investment operations	.134	.554	.375	(.870)	(.450)
Net asset value, end of period	$2.603	$2.469	$1.915	$1.540	$2.410
Total return (c)	5.42%	28.91%	24.59%	(36.27)%	(15.76	)%(f)
Net assets, end of period (in thousands)	$98,444	$101,801	$88,020	$71,421	$115,080
Ratios to average net assets:
Expenses (d)	1.16%	1.19%	1.25%	1.17%	1.08%
Net investment income	2.12%	.90%	2.67%	1.98%	2.65%
Portfolio turnover rate (excluding short-term securities)	57.7%	66.9%	67.1%	43.6%	37.3%

(a)  The shares of the Portfolio became effectively registered under the Securities Act of 1933 on November 6, 2007, but shares were not available to the public until February 11, 2008.

(b)  Based on average shares outstanding during the year.

(c)  Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect charges pursuant to the terms of the variable life insurance policies and variable annuity contracts funded by separate accounts that invest in the Portfolio's shares. For periods less than one year, total return presented has not been annualized.

(d)  In addition to fees and expenses which the Portfolio bears directly, the Portfolio indirectly bears a pro rata share of the fees and expenses of the acquired funds in which it invests. Such indirect expenses are not included in the above reported expense ratios.

(e)  Adjusted to an annual basis.

(f)  In 2007, 0.31% of the Portfolio's total return consists of an unrealized gain on a guarantee and purchase agreement with SFG related to unrealized losses incurred on certain securities purchased in conjunction with the Portfolio's securities lending program. Excluding this unrealized gain, the total return would have been (16.07)%.

Advantus Series Fund, Inc.
Notes to Financial Statements

December 31, 2011

(1)   Organization

Advantus Series Fund, Inc. (the Fund) is a Minnesota corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act") as an open-end management investment company with a series of seven portfolios (each a Portfolio and collectively the Fund: Bond, Money Market, Mortgage Securities, Index 500, International Bond, Index 400 Mid-Cap and Real Estate Securities.) Each Portfolio is diversified except for the International Bond Portfolio. The Fund's prospectus provides a detailed description of each Portfolio's investment objective, policies and strategies. The Portfolios issue two classes of shares: Class 1 and Class 2, except for the Money Market Portfolio which only issues one class of shares (Class 1 shares were registered under the Securities Act of 1933 effective November 6, 2007, but the Portfolio did not commence the issue of Class 1 shares until February 11, 2008). Class 2 shares and shares of the Money Market Portfolio are subject to a Rule 12b-1 fee that Class 1 shares are not. Both classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the Class 1 shares do not have a Rule 12b-1 fee. Income, expenses (other than Rule 12b-1 fees) and realized and unrealized gains or losses are allocated to each class of shares based upon their relative net assets.

The Fund accounts for the assets, liabilities and operations of each Portfolio separately. Shares of the Fund will not be offered directly to the public, but sold only to Minnesota Life Insurance Company's ("Minnesota Life") and Securian Life Insurance Company's ("Securian Life") separate accounts in connection with Minnesota Life and Securian Life variable contracts and policies, and to certain other separate accounts of life insurance affiliates of Minnesota Life and Securian Life, and may also be offered to certain qualified plans.

At a Board of Directors meeting held July 28, 2011, a reorganization agreement was approved under which each Portfolio of the Fund will be reorganized as a separate portfolio of Securian Funds Trust, a newly formed Delaware statutory trust. The successor portfolios will have the same investment adviser, investment objectives, principal strategies and risks as the corresponding predecessor Portfolios and portfolio expenses are not expected to increase as a result of the reorganization. At a meeting of shareholders held October 21, 2011, shareholders of each of the Fund's Portfolios approved the reorganization agreement. The proposed reorganization is scheduled to take effect May 1, 2012, although the date may be adjusted.

(2)   Summary of Significant Accounting Policies

The significant accounting policies followed consistently by the Fund are as follows:

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (GAAP) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, including disclosure of contingent assets and liabilities, as of the balance sheet date and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Investments in Securities

Each Portfolio's net asset value is generally calculated as of the close of normal trading on the New York Stock Exchange (typically 3:00 p.m. Central Time). Investments in securities traded on a U.S. or foreign securities exchange are valued at the last sale price on that exchange prior to the time when assets are valued; securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued on the basis of the last current bid price, by an independent pricing service or at a price deemed best to reflect fair value quoted by dealers who make markets in these securities. The pricing service may use models that price securities based on current yields and relative security characteristics, such as coupon rate, maturity date, issuer credit quality, and prepayment speeds as applicable. When market quotations are not readily available, securities are valued at fair value as determined in good faith by the Advantus Capital Valuation

Advantus Series Fund, Inc.
Notes to Financial Statements – continued

(2)   Summary of Significant Accounting Policies – (continued)

Committee (Valuation Committee) under the supervision of the Fund's Board of Directors and in accordance with Board-approved valuation policies and procedures.

A Portfolio's investments will also be valued at fair value by the Valuation Committee if Advantus Capital, investment adviser of the Fund, determines that an event impacting the value of an investment occurred after the close of the security's primary exchange or market (for example, a foreign exchange or market) and before the time the Portfolio's share is calculated. If a significant event impacting the value of a security or group of securities occurs, the Valuation Committee is immediately notified and the members meet promptly to determine whether fair value pricing is needed in accordance with the Fund's valuation procedures and, if so, to approve the pricing methodology to be used.

Short-term securities, with the exception of those held in the Money Market Portfolio, are valued at market. Pursuant to Rule 2a-7 of the 1940 Act, all securities in the Money Market Portfolio are valued at amortized cost, which approximates fair value, in order to maintain a constant net asset value of $1.00 per share. However, there is no assurance the Money Market Portfolio will maintain the $1.00 net asset value.

Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated using the highest-cost basis. Paydowns of securities are recorded as receivables as of the due date, which varies by the issuer. Dividend income is recognized on the ex-dividend date or upon dividend notification for certain foreign securities, and interest income, including amortization of bond premium and accretion of bond discount computed on an effective yield basis, is accrued daily.

Foreign Currency Translations and Forward Foreign Currency Contracts

Securities and other assets and liabilities denominated in foreign currencies are translated daily into U.S. dollars at the closing rate of exchange. Foreign currency amounts related to the purchase or sale of securities, income and expenses are translated at the exchange rate on the transaction date. The Fund isolates the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities on the Statements of Operations.

Net realized foreign exchange gains or losses arise from sales and maturities of short-term securities, sales of foreign currencies, currency gains or losses realized between trade and settlement dates on security transactions, the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

The International Bond Portfolio may enter into forward foreign currency exchange contracts for operational purposes and to protect against adverse exchange rate fluctuations. International Bond may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. The net U.S. dollar value of foreign currency underlying all contractual commitments held by International Bond and the resulting unrealized appreciation or depreciation are determined using foreign currency exchange rates from an independent pricing service. International Bond is subject to the credit risk that the other party will not complete the obligations of the contract. The fair values of the forward currency exchange contracts are obtained from an independent pricing source.

Futures Transactions

To gain exposure to or protect itself from market changes, the Portfolios (excluding the Money Market Portfolio) may buy and sell financial futures contracts traded on any U.S. or foreign exchange. The Fund may also buy and write put and call options on these future contracts. Risks of entering into futures contracts and related options include the possibility of an illiquid market and that a change in the value of the contract or option may not correlate with changes in the value of the underlying securities.

Advantus Series Fund, Inc.
Notes to Financial Statements – continued

(2)   Summary of Significant Accounting Policies – (continued)

Upon entering into a futures contract, a Portfolio is required to deposit either cash or securities in an amount (initial margin) equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by a Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. A Portfolio recognizes a realized gain or loss when the contract is closed or expired.

Repurchase Agreements

Each Portfolio may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction in which a Portfolio acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. Each Portfolio requires at all times that the repurchase agreement be collateralized by cash, U.S. Government securities, U.S. Government-sponsored enterprise securities or corporate securities having a value equal to, or in excess of, the value of the repurchase agreement. If the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of those securities has declined, a Portfolio may incur a loss upon disposition of the securities. Repurchase agreements are carried at fair value obtained from an independent pricing source. At December 31, 2011, no Portfolios were invested in repurchase agreements.

Options Transactions

Each Portfolio (excluding Money Market Portfolio) may write (i.e., sell) covered call and secured put options and purchase and sell put and call options written by others. Options are a type of derivative financial instrument. The Fund may invest in derivative financial instruments, including options, in order to manage risk or gain exposure to various other investments or markets. The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Fund pays a premium whether or not the option is exercised. The Fund also has the additional risk of not being able to enter into a closing transaction if a liquid secondary market does not exist. Option contracts are valued daily and unrealized appreciation or depreciation is recorded. The Fund will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds on sales for a written call option, the purchase cost for a written put option, or the cost of a security for a purchased put or call option is adjusted by the amount of premium received or paid. The Funds designate collateral consisting of cash, U.S. government securities or other liquid assets sufficient to collateralize the market value of written options.

Federal Taxes

Each Portfolio's policy is to comply with the requirements of Sub Chapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. Each Portfolio within the Fund is treated as a separate entity for federal income tax purposes. Each Portfolio's policy is to make the required minimum distributions prior to December 31, in order to avoid Federal excise tax.

Management has analyzed the Fund's tax positions taken on federal tax returns for all open tax years and has concluded that as of December 31, 2011, no provision for income tax would be required in the Funds financial statements. The Fund's federal and state income and federal excise tax returns for the 2008, 2009, 2010 and 2011 tax years for which the applicable statutes of limitations have not expired remain subject to examination by the Internal Revenue Service and state departments of revenue.

The Regulated Investment Company Modernization Act of 2010 (the "Modernization Act") modernizes several tax provisions related to Regulated Investment Companies ("RICs") and their shareholders. Generally, the Modernization Act is effective for taxable years beginning after December 22, 2010.

Advantus Series Fund, Inc.
Notes to Financial Statements – continued

(2)   Summary of Significant Accounting Policies – (continued)

Under the Modernization Act, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Post-enactment losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years, which carry an expiration date. As a result of this ordering rule, pre-enactment capital loss carryovers may be more likely to expire unused.

The capital loss carryovers noted below may be available to offset future realized capital gains and thereby reduce future taxable gains distributions. For federal income tax purposes, the following Portfolios had capital loss carryovers at December 31, 2011 which are available through the date specified to offset future capital gains, if any. It is unlikely the Board of Directors will authorize a distribution of any net realized capital gains until the available capital loss carryovers have been offset or expire.

	Carryover expiring in:				No expiration date
Portfolio	2015	2016	2017	2018	Short term	Long term
Bond	$–	$8,580,960	$18,313,854	$–	$–	$–
Money Market	–	–	34,934	–	6,355	–
Mortgage Securities	41,705	7,319,303	11,322,909	6,867,362	–	1,178,831
Real Estate Securities	–	–	6,133,086	–	–	–

The Bond and Real Estate Securities Portfolios utilized $7,089,458 and $3,400,876, respectively, of prior capital loss carryovers during the year ended December 31, 2011.

Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of temporary book-to-tax differences. The character of distributions made during the year from net investment income or realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Portfolios.

On the statements of assets and liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were made as follows:

	Undistributed net investment income	Accumulated realized gain (loss)	Additional paid-in-capital
Bond	$(8,275,106)	$(1,243,413)	$9,518,519
Money Market	–	–	–
Mortgage Securities	(1,473,184)	(813,277)	2,286,461
Index 500	(6,890,955)	(13,657,238)	20,548,193
International Bond	(5,144,820)	(4,548,784)	9,693,604
Index 400 Mid-Cap	(1,236,315)	(7,677,151)	8,913,466
Real Estate Securities	(907,835)	682	907,153

Included in the reclassification adjustments above are $9,518,519, $2,286,461, $20,548,191, $9,693,604, and $8,913,467, and $907,153 in consent dividends for Bond, Mortgage Securities, Index 500, International Bond, Index 400 Mid-Cap and Real Estate Securities Portfolios, respectively. The shareholders of the portfolios consent to treat these amounts as dividend income for tax purposes although they are not paid (either in cash or reinvested distributions) by the Portfolios.

The tax character of distributions paid for the years indicated is as follows:

	Year ended December 31,
	2011	2010
Money Market Distributions paid from:
Ordinary Income	$–	$34,564

Advantus Series Fund, Inc.
Notes to Financial Statements – continued

(2)   Summary of Significant Accounting Policies – (continued)

The Fund intends to distribute long-term capital gains to shareholders in the form of consent dividends. The following are the long-term gains incurred in tax years 2011 and 2010 that have been, or will be, distributed in the following calendar year.

	Long-term capital gains incurred in 2011	Long-term capital gains incurred in 2010
Index 500	$13,324,780	$10,086,252
International Bond	580,396	502,075
Index 400 Mid-Cap	7,074,741	431,497

As of December 31, 2011, the components of distributable earnings on a tax basis for each Portfolio are as follows:

	Undistributed Ordinary Income	Accumulated Long-term gain (loss)	Unrealized appreciation (depreciation)
Bond	$–	$(26,894,814)	$5,375,696
Money Market	–	(41,289)	–
Mortgage Securities	–	(26,730,110)	(682,855)
Index 500	–	–	212,471,723
International Bond	–	–	587,971
Index 400 Mid-Cap	–	–	20,730,243
Real Estate Securities	–	(6,133,086)	25,215,804

Distributions to Shareholders

Distributions to shareholders from net investment income for the Money Market Portfolio are declared daily and reinvested at month-end in additional shares of capital stock. For Portfolios other than the Money Market Portfolio, distributions from net investment income and realized gains, if any, will generally be declared and reinvested in additional shares on an annual basis. The Portfolios (excluding the Money Market Portfolio) uses consent dividends in place of regular distributions.

Securities Purchased on a When-Issued Basis

Delivery and payment for securities which have been purchased by a Portfolio on a forward commitment or when-issued basis can take place a month or more after the transaction date. During this period, such securities are subject to market fluctuations. As of December 31, 2011, the Bond and Mortgage Securities Portfolios had entered into outstanding, when-issued or forward commitments at fair value of $4,942,866 and $14,983,669, respectively. The Portfolios have segregated assets to cover such when-issued and forward commitments.

New Accounting Pronouncements

In May 2011, FASB issued accounting standards update (ASU) No. 2011-04 "Amendments to Achieve Common Fair Value Measurement and Disclosure in U.S. GAAP and International Financial Reporting Standards ("IFRS")". FASB concluded that the amendments in this ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP and IFRS. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of these changes and their impact on the financial statements has not been determined.

Advantus Series Fund, Inc.
Notes to Financial Statements – continued

(3)   Investment Security Transactions

The cost of purchases and proceeds from sales of investment securities, other than temporary investments in short-term securities, for the year ended December 31, 2011 were as follows:

	Non-U.S. Government		U.S. Government*
	Purchases	Sales	Purchases	Sales
Bond	$182,547,984	$202,400,695	$782,404,533	$787,998,584
Mortgage Securities	5,220,423	10,351,750	254,982,971	260,352,341
Index 500	19,983,792	51,876,933	–	–
International Bond	32,428,232	17,457,667	–	–
Index 400 Mid-Cap	28,286,525	34,116,609	–	–
Real Estate Securities	57,842,698	62,210,288	–	–

*  Includes U.S. government-sponsored enterprise securities

(4)  Expenses and Related Party Transactions

The Portfolios have an investment advisory agreement with Advantus Capital Management, Inc. ("Advantus Capital"), a wholly-owned subsidiary of Securian Financial Group. Under the advisory agreement, Advantus Capital manages the Portfolio's investments and provides research, statistical and advisory services and pays related office rental and executive expenses and salaries.

Each Portfolio of the Fund pays Advantus Capital an annual fee, based on average daily net assets, in the following amounts:

Annual Fee on Net Assets
Bond	.40% of net assets to $1 billion; and .35% of net assets exceeding $1 billion

Money Market	.30% of net assets to $1 billion; and .25% of net assets exceeding $1 billion

Mortgage Securities	.40% of net assets to $1 billion; and .35% of net assets exceeding $1 billion

Index 500	.15% of net assets to $1 billion; and .10% of net assets exceeding $1 billion

International Bond	.60% of net assets to $1 billion; and .55% of net assets exceeding $1 billion

Index 400 Mid-Cap	.15% of net assets to $1 billion; and .10% of net assets exceeding $1 billion

Real Estate Securities	.70% of net assets to $1 billion; and .65% of net assets exceeding $1 billion

Advantus Capital has a sub-advisory agreement with Franklin Advisers, Inc. (the "Sub-Advisor), a registered investment Advisor for the International Bond Portfolio, under which Advantus Capital paid the Sub-Advisor an annual fee of .37% based on average daily net assets.

The Fund bears certain other operating expenses including independent directors' fees, federal registration fees, printing and shareholder report expenses, legal fees, audit fees, custodian fees, compensation paid to the Fund's Chief Compliance Officer, and other miscellaneous expenses. Each Portfolio will pay all expenses directly related to its individual operations. Operating expenses not attributable to a specific Portfolio will be allocated based upon the proportionate daily net assets of each Portfolio.

Administrative Services Fee

Each Portfolio pays an administrative services fee to Minnesota Life for accounting, legal and other administrative services which Minnesota Life provides. Administrative service fees for accounting are allocated to the Portfolios as determined by the providers based on time and effort. Total monthly fees by portfolio range from $1,505 to $3,025. Legal services for each Portfolio are $1,333 per month.

Accounting Services

The Fund has an agreement with State Street Bank and Trust Company (State Street) in which State Street provides daily fund accounting and investment administration services. In 2011, these fees ranged from .02% to .07% of net assets depending on the size and makeup of the Portfolio. The fees are based upon a calculation of a number of factors including base fees, size of assets, out of pocket expenses and certain other fees.

Advantus Series Fund, Inc.
Notes to Financial Statements – continued

(4)  Expenses and Related Party Transactions – (continued)

Distribution Fees

The Fund has adopted a Rule 12b-1 Distribution Plan which covers all of its Class 2 shares and its Money Market Portfolio ("covered Portfolios"). Each covered Portfolio pays distribution fees at the annual rate of .25% of the average daily net assets of the Covered Portfolio. These fees are paid out of the Covered Portfolio's assets, which reduces a Covered Portfolio's net assets as do other Covered Portfolio expenses. The fees are paid to Securian Financial Services, Inc. (Securian), the Fund's underwriter, to pay for distribution-related expenses and activities in connection with the distribution of the Covered Portfolio's shares. Securian may also use the fees to pay insurance companies, dealers or others for certain non-distribution services as provided for in the Distribution Plan.

Net Investment Income Maintenance Agreement for the Money Market Portfolio

Effective October 29, 2009, an amended and restated net investment income maintenance agreement was approved on behalf of the Money Market Portfolio. Under this agreement, Advantus Capital has agreed to waive, reimburse or pay the Money Market Portfolio's investment advisory and other expenses, and Securian Financial has agreed to waive the Money Market Portfolio's Rule 12b-1 fees, so that the Portfolio's daily net investment income does not fall below zero. Advantus Capital and Securian Financial each has the option under the Agreement to recover the full amount waived, reimbursed or paid (the "Expense Waiver") on any day on which the Portfolio's net investment income exceeds zero. On any day, however, the Expense Waiver does not constitute an obligation of the Portfolio unless Advantus Capital or Securian Financial has expressly exercised its right to recover a specified portion of the Expense Waiver on that day, in which case such specified portion is then due and payable by the Portfolio. For the year ended December 31, 2011, the advisory, 12b-1 distribution and other fee waivers totaled $319,698, $266,415 and $52,573 respectively. These amounts are reflected as fees waived in the accompanying Statement of Operations. As of December 31, 2011, Advantus Capital and Securian Financial have collectively waived a cumulative total of $1,466,650 pursuant to the agreement.

(5)  Illiquid Securities

Each Portfolio currently limits investments in illiquid securities to 15% of net assets at the time of purchase, except for Money Market which limits the investment in illiquid securities to 5% of net assets. At December 31, 2011, investments in securities of Bond and Mortgage Securities include issues that are illiquid. The aggregate values of illiquid securities held by Bond and Mortgage Securities were $11,302,319 and $3,364,483, respectively, which represent 3.1% and 3.2% of net assets, respectively. Pursuant to guidelines adopted by the Fund's Board of Directors, certain unregistered securities are determined to be liquid and are not included within the percent limitations specified above.

The following is a list of illiquid securities, including acquisition date and cost, as of December 31, 2011:

Security	Acquisition Date	Acquisition Cost
Bond
BHN I Mortgage Fund	Various	$69,485
Countryplace Manufactured Housing Contract Trust	06/29/2005	1,754,857
Global Mortgage Securitization Ltd.	11/24/2004	1,300,765
Hometown Commercial Mortgage	Various	3,440,423
JPMorgan Chase Commercial Mortgage Securities Corp.	03/22/2010	1,280,774
Multi Security Asset Trust	02/24/2005	1,523,009
OneBeacon US Holdings, Inc.	Various	485,704
StanCorp Financial Group, Inc.	09/20/2002	2,048,865
Symetra Financial Corp.	Various	1,707,607
		$13,611,489

Advantus Series Fund, Inc.
Notes to Financial Statements – continued

(5)  Illiquid Securities – (continued)

Security	Acquisition Date	Acquisition Cost
Mortgage Securities
Asset Securitization Corp.	Various	$527,018
BHN I Mortgage Fund	Various	61,037
Countryplace Manufactured Housing Contract Trust	06/29/2005	865,527
Global Mortgage Securitization Ltd.	11/24/2004	1,079,961
GMAC Commercial Mortgage Sec.	Various	9,859
Hometown Commercial Mortgage	11/28/2006	979,721
JPMorgan Chase Commercial Mortgage Securities Corp.	03/22/2010	425,047
Multi Security Asset Trust	02/24/2005	977,503
		$4,925,673

(6)  Fair Value Measurement

The Fund has established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumption that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in pricing the asset or liability based on the best information available in the circumstances. Level 1 includes unadjusted quoted prices in active markets for identical investments. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, credit risk and prepayment speed). Level 3 includes unobservable inputs, which may include the adviser's own assumptions in determining the fair value of an investment. Other financial instruments are derivative instruments not reflected in total investments, such as futures, forwards, and written options.

The following is a summary of the levels used as of December 31, 2011, in valuing the Portfolio's assets and liabilities:

	Fair Value Measurement at December 31, 2011 using
Fund*	Level 1	Level 2	Level 3	Total
Bond
Assets
Government Obligations	$–	$181,590,577	$–	$181,590,577
Asset-Backed	–	19,157,897	1,654,362	20,812,259
Other Mortgage-Backed	–	26,523,240	23,906	26,547,146
Corporate Obligations	–	120,994,081	–	120,994,081
Investment Companies	12,383,484	–	–	12,383,484
Total Investments	12,383,484	348,265,795	1,678,268	362,327,547
Liabilities
Other Financial Instruments** Futures Contracts	(83,678)	–	–	(83,678)

Advantus Series Fund, Inc.
Notes to Financial Statements – continued

(6)  Fair Value Measurement – (continued)

	Fair Value Measurement at December 31, 2011 using
Fund*	Level 1	Level 2	Level 3	Total
Money Market
Assets
Commercial Paper	$–	$29,746,627	$–	$29,746,627
Corporate Notes	–	19,277,627	–	19,277,627
U.S. Government Obligations	–	44,741,511	–	44,741,511
Other Short-Term Investments	–	5,499,134	–	5,499,134
Investment Companies	9,036,005	–	–	9,036,005
Total Investments	9,036,005	99,264,899	–	108,300,904
Mortgage Securities
Assets
Government Obligations	–	91,412,335	–	91,412,335
Asset-Backed	–	4,112,716	867,653	4,980,369
Other Mortgage-Backed	–	5,509,815	544,165	6,053,980
Investment Companies	17,441,602	–	–	17,441,602
Total Investments	17,441,602	101,034,866	1,411,818	119,888,286
Index 500
Assets
Common Stocks	411,282,017	–	230	411,282,247
Preferred Stocks	–	–	230	230
Investment Companies	7,737,380	–	–	7,737,380
Total Investments	419,019,397	–	460	419,019,857
Other Financial Instruments** Futures Contracts	321,120	–	–	321,120
International Bond
Assets
Long Term Debt Securities
Argentina	–	733,055	–	733,055
Australia	–	11,245,933	–	11,245,933
Brazil	–	6,856,259	–	6,856,259
Great Britain	–	1,990,041	–	1,990,041
Hungary	–	3,437,432	–	3,437,432
Indonesia	–	8,437,025	–	8,437,025
Ireland	–	1,592,253	–	1,592,253
Israel	–	1,229,000	–	1,229,000
Lithuania	–	2,249,525	–	2,249,525
Malaysia	–	1,757,553	–	1,757,553
Mexico	–	6,967,191	–	6,967,191
Philippines	–	182,246	–	182,246
Poland	–	9,636,297	–	9,636,297
Qatar	–	790,600	–	790,600
Russia	–	3,451,932	–	3,451,932
South Africa	–	2,404,575	–	2,404,575
South Korea	–	17,403,521	–	17,403,521
Sri Lanka	–	–	1,874,239	1,874,239
Supra-National	–	417,623	–	417,623
Sweden	–	4,695,666	–	4,695,666
Ukraine	–	979,723	–	979,723
United Arab Emirates	–	931,000	–	931,000

Advantus Series Fund, Inc.
Notes to Financial Statements – continued

(6)  Fair Value Measurement – (continued)

	Fair Value Measurement at December 31, 2011 using
Fund*	Level 1	Level 2	Level 3	Total
International Bond – (continued)
Assets – (continued)
United States	$–	$2,588,445	$–	$2,588,445
Venezuela	–	787,800	–	787,800
Vietnam	–	886,600	–	886,600
Short Term Debt Securities
Egypt	–	391,255	–	391,255
Great Britain	–	1,507,286	–	1,507,286
Hungary	–	96,961	–	96,961
Israel	–	1,186,258	–	1,186,258
Malaysia	–	1,471,142	389,229	1,860,371
Norway	–	3,071,284	–	3,071,284
Philippines	–	28,679	14,649	43,328
Sri Lanka	–	–	3,646	3,646
United States	–	145,000	–	145,000
Investment Companies	4,413,806	–	–	4,413,806
Total Investments	4,413,806	99,549,160	2,281,763	106,244,729
Liabilities
Other Financial Instruments** Forward Foreign Currency Contracts	–	(758,115)	–	(758,115)
Index 400 Mid-Cap
Assets
Common Stocks	159,576,248	–	–	159,576,248
Investment Companies	6,384,187	–	–	6,384,187
Total Investments	165,960,435	–	–	165,960,435
Other Financial Instruments** Futures Contracts	10,318	–	–	10,318
Real Estate Securities
Assets
Common Stocks	94,279,937	–	–	94,279,937
Preferred Stocks	1,809,145	–	–	1,809,145
Exchange Traded Funds	139,688	–	–	139,688
Investment Companies	2,678,329	–	–	2,678,329
Total Investments	98,907,099	–	–	98,907,099
Liabilities
Other Financial Instruments** Written Options	(42,316)			(42,316)

*  For additional details, see Schedule of Investments.

**  Investments in Other Financial Instruments are derivative instruments reflected in the notes to the Schedule of Investments in Securities. All derivatives currently held are reflected at the gross unrealized appreciation (depreciation) on the instruments.

Advantus Series Fund, Inc.
Notes to Financial Statements – continued

(6)  Fair Value Measurement – (continued)

Level 2 Measurements:

Corporate obligations comprised of U.S. corporate and foreign corporate fixed maturity securities – These securities are principally valued using the market and income approaches. Valuation based primarily on quoted prices in markets that are not active, or using matrix pricing or other similar techniques that use standard market observable inputs such as a benchmark yields, spreads off benchmark yields, new issuances, issuer rating, duration, and trades of identical or comparable securities. Investment grade privately placed securities are valued using discounted cash flow methodologies using standard market observable inputs, and inputs derived from, or corroborated by, market observable data including market yield curve, duration, call provisions, observable prices and spreads for similar publicly traded or privately traded issues that incorporate the credit quality and industry sector of the issuer.

Asset-backed and other mortgage-backed securities comprised of RMBS, CMBS and ABS fixed maturity securities – These securities are principally valued using the market approach. Valuation is based primarily on matrix pricing or other similar techniques using standard market inputs including spreads for actively traded securities, spreads off benchmark yields, expected prepayment speeds and volumes, current and forecasted loss severity, rating, weighted average coupon, weighted average maturity, average delinquency rates, geographic region, debt-service coverage ratios and issuance-specific information including: collateral type, payment terms of the underlying assets, payment priority within the tranche, structure of the security, deal performance and vintage of loans, etc.

Government obligations comprised of U.S. Treasury, agency and government guaranteed fixed maturity securities – These securities are principally valued using the market approach. Valuation based primarily on quoted prices in markets that are not active or using matrix pricing or other similar techniques using standard market observable inputs such as the benchmark U.S. Treasury yield curve, the spread of the U.S. Treasury curve for the identical security and comparable securities that are actively traded.

Long-term debt securities comprised of foreign government and state and political subdivision fixed maturity securities – These securities are principally valued using the market approach. Valuation is based primarily on matrix pricing or other similar techniques using standard market observable inputs including benchmark U.S. Treasury or other yields, issuer ratings, broker-dealer quotes, issuer spreads and reported trades of similar securities, including those within the same sub-sector or with a similar maturity or credit rating.

Level 3 Measurements:

In general, investments classified within Level 3 use many of the same valuation techniques and inputs as described above. However, if key inputs are unobservable, or if the investments are less liquid and there is very limited trading activity, the investments are generally classified as Level 3.

Corporate obligations comprised of U.S. corporate and foreign corporate securities – These securities, including financial services industry hybrid securities classified within fixed maturity securities, are principally valued using the market and income approaches. Valuations are based primarily on matrix pricing or other similar techniques that utilize unobservable inputs or cannot be derived principally from, or corroborated by, observable market data, including illiquidity premiums and spread adjustments to reflect industry trends or specific credit-related issues. Generally, below investment grade privately placed or distressed securities included in this level are valued using discounted cash flow methodologies which rely upon significant, unobservable inputs and inputs that cannot be derived principally from, or corroborated by, observable market data.

Advantus Series Fund, Inc.
Notes to Financial Statements – continued

(6)  Fair Value Measurement – (continued)

Asset-backed and other mortgage-backed securities comprised of RMBS, CMBS and ABS securities – These securities are principally valued using the market approach. Valuation is based primarily on matrix pricing or other similar techniques that utilize inputs that are unobservable or cannot be derived principally from, or corroborated by, observable market data. Below investment grade securities and ABS supported by sub-prime mortgage loans included in this level are valued based on inputs including quoted prices for identical or similar securities that are less liquid and based on lower levels of trading activity than securities classified in Level 2.

Long-term debt securities comprised of foreign government and state and political subdivision securities – These securities are principally valued using the market approach. Valuation is based primarily on matrix pricing or other similar techniques, however these securities are less liquid and certain of the inputs are based on very limited trading activity.

For the period ended December 31, 2011, it has been determined that no significant transfers between Levels 1 and 2 occurred.

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value. The Fund's policy is to recognize transfers between the levels as of the end of the period. The following table presents the fiscal year-to-date activity of Level 3 securities held at the beginning and the end of the period.

Portfolio	Beginning Balance 12/31/2010	Purchases	Sales	Accrued discounts (premiums)	Total realized and unrealized gains (losses)	Transfers in to Level 3	Transfers out of Level 3	Ending Balance 12/31/2011	Net Change in Unrealized Appreciation (Depreciation) on Investments Held at 12/31/2011
Bond
Asset-Backed	$1,142,426	$–	$86,260	$2	$598,194	$–	$–	$1,654,362	$552,275
Other Mortgage Backed	1,421,880	69,485	1,556,452	8,074	80,919	–	–	23,906	10,541
Total	2,564,306	69,485	1,642,712	8,076	679,113	–	–	1,678,268	562,816
Mortgage Securities
Asset-Backed	862,287	–	205,539	1	210,904	–	–	867,653	210,880
Other Mortgage Backed	1,052,193	180,821	625,551	(2,199)	(29,873)	–	31,226	544,165	42,063
Total	1,914,480	180,821	831,090	(2,198)	181,031	–	31,226	1,411,818	252,943
Index 500
Common	–	391	–	–	(161)	–	–	230	(161)
Preferred	–	391	–	–	(161)	–	–	230	(161)
Total	–	782	–	–	(322)	–	–	460	(322)
International Bond
Egypt	361,473	–	362,569	284	812	–	–	–	–
Hungary	–	123,385	–	2,225	(28,649)	–	96,961	–	–
Israel	1,297,346	–	1,326,900	16,907	12,647	–	–	–	–
Malaysia	756,258	640,778	1,005,619	27,096	(29,284)	–	–	389,229	725
Philippines	47,803	22,308	48,967	1,044	(259)	–	7,280	14,649	(530)
Sri Lanka	2,008,612	40,848	41,191	7,258	(137,642)	–	–	1,877,885	(137,763)
Total	4,471,492	827,319	2,785,246	54,814	(165,122)	–	$104,241	2,281,763	(137,568)

Advantus Series Fund, Inc.
Notes to Financial Statements – continued

(7)  Derivative Instruments Reporting

The Fund provides, when applicable, disclosures of the location, by line item, of fair value amounts in the statement of financial position and the location, by line item, of amounts of gains and losses reported in the statement of financial performance. Generally the derivative instruments outstanding as of period end are disclosed in the Notes to Schedule of Investments and the amounts of realized and changes in unrealized gains or losses on derivatives during the year as disclosed in the Statement of Operations, serves as indications of the volume of derivatives activity. The volume of currency transactions increased slightly due to changes in global economic conditions, volatility and other factors.

Equity derivatives were purchased or sold to generally manage the Index Portfolios' liquidity and to attempt to replicate intended stock investments to maintain a fully invested Portfolio.

Interest rate derivatives are used both to manage the average duration of a Portfolio's fixed income portfolio, as well as, to hedge against the effects of interest rate changes on a portfolio's current or intended investments.

The Real Estate Securities portfolio has included in its strategy the writing (selling) of covered call options. Generally, the strategy will write call options near our price target for the stock. The goal of the covered call strategy is to enhance income of the portfolio through the receipt of premium income from the sale of the call, and to decrease volatility of the overall portfolio.

Foreign exchange derivatives were used to attempt to hedge against the effects of exchange rate changes on a Portfolios' current or intended investments in foreign securities, as well as, to take advantage of cross currency markets in order to benefit from valuation differentials and shifts in pricing within the currency markets.

The tables below detail the risk exposure of each of the Portfolios from derivative instruments:

				Risk Exposure
Portfolio	Instrument Type	Total Value at December 31, 2011	Statement of Assets & Liabilities Location	Equity	Interest Rate	Foreign Exchange
Bond	Futures	$(83,678)	Variation margin receivable/payable*	$–	$(83,678)	$–
Index 500	Futures	321,120	Variation margin receivable/payable*	321,120	–	–
International Bond	Foreign Currency Forwards	(758,115)	Unrealized appreciation/ depreciation on forward foreign currency contracts	–	–	(758,115)
Index 400 Mid-Cap	Futures	10,318	Variation margin receivable/payable*	10,318	–	–
Real Estate Securities	Options	(42,316)	Call options written at value	(42,316)	–	–
Total		$(552,671)		$289,122	$(83,678)	$(758,115)
				Realized Gain (Loss) on Derivatives Recognized in Income
Portfolio	Instrument Type	Total Value at December 31, 2011	Statement of Operations Location	Equity	Interest Rate	Foreign Exchange
Bond	Futures	$(1,123,637)	Net realized gains (losses) from futures transactions	$–	$(1,123,637)	$–
Index 500	Futures	510,263	Net realized gains (losses) from futures transactions	510,263	–	–

Advantus Series Fund, Inc.
Notes to Financial Statements – continued

(7)  Derivative Instruments Reporting – (continued)

				Realized Gain (Loss) on Derivatives Recognized in Income
Portfolio	Instrument Type	Total Value at December 31, 2011	Statement of Operations Location	Equity	Interest Rate	Foreign Exchange
International Bond	Foreign Currency Forwards	$1,275,339	Net realized gains (losses) from foreign currency transactions	$–	$–	$1,275,339
Index 400 Mid-Cap	Futures	9,237	Net realized gains (losses) from futures transactions	9,237	–	–
Total		$671,202		$519,500	$(1,123,637)	$1,275,339
				Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Portfolio	Instrument Type	Total Value at December 31, 2011	Statement of Operations Location	Equity	Interest Rate	Foreign Exchange
Bond	Futures	$278,377	Net change in unrealized appreciation or depreciation on futures transactions	$–	$278,377	$–
Index 500	Futures	172,381	Net change in unrealized appreciation or depreciation on futures transactions	172,381	–	–
International Bond	Foreign Currency Forwards	(2,729,440)	Net change in unrealized appreciation or depreciation on foreign currency transactions	–	–	(2,729,440)
Index 400 Mid-Cap	Futures	(54,103)	Net change in unrealized appreciation or depreciation on futures transactions	(54,103)	–	–
Real Estate Securities	Options	8,907	Net change in unrealized appreciation or depreciation on written options	8,907	–	–
Total		$(2,323,878)		$127,185	$278,377	$(2,729,440)

*  Includes cumulative appreciation/depreciation of futures contracts as reported in the notes to the Schedules of Investments in Securities. Only current day's variation margin is reported within the Statement of Assets and Liabilities.

Advantus Series Fund, Inc.
Notes to Financial Statements – continued

(7)  Derivative Instruments Reporting – (continued)

Options Contracts Written

Contracts and premium amounts associated with options contracts written by the Fund during the year ended December 31, 2011 are as follows:

	Options outstanding at 12/31/2010	Written	Closed	Exercised	Expired	Options outstanding at 12/31/2011
Real Estate Portfolio
Premium amount	$–	$51,223	$–	$–	$–	$51,223
Number of contracts	–	447	–	–	–	447

As of December 31, 2011, portfolio securities valued at $1,391,317 were held in escrow by the custodian as cover for call options written by the Fund.

Advantus Series Fund, Inc.
Other Information

Fund Expenses Paid by Shareholders

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; (the Fund does not impose transaction costs, but you will incur such costs in connection with the variable life insurance policies and variable annuity contracts that invest in the Fund) and exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples below are based on an investment of $1,000 invested at the beginning of the period and held for the entire period, July 1, 2011 through December 31, 2011. Expenses paid during the period in the tables below are equal to the Portfolio's annualized expense ratio, multiplied by the average account value over the period, multiplied by number of days in most recent fiscal half-year divided by 365 to reflect the one-half year period.

Actual Expenses

The table below provides information about actual account values and actual expenses for the Portfolios. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table for the portfolio you own under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

	CLASS 1				CLASS 2
	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period
Bond Portfolio	$1,000	$1,045.00	.51%	$2.63	$1,043.70	.76%	$3.91
Money Market Portfolio	1,000	1,000.00	.12%	0.60	NA	NA	NA
Mortgage Securities Portfolio	1,000	1,032.10	.64%	3.28	1,030.80	.89%	4.56
Index 500 Portfolio	1,000	961.90	.23%	1.14	960.60	.48%	2.37
International Bond Portfolio	1,000	941.50	.96%	4.70	940.40	1.21%	5.92
Index 400 Mid-Cap Portfolio	1,000	903.60	.31%	1.49	902.50	.56%	2.69
Real Estate Securities Portfolio	1,000	963.40	.93%	4.60	962.20	1.18%	5.84

Advantus Series Fund, Inc.
Other Information – continued

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Portfolios' actual expense ratios and an assumed rate of return of 5% per year before expenses, which are not the Portfolios' actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolios and other funds. To do so, compare the 5% hypothetical example of the portfolios you own with the 5% hypothetical examples that appear in the shareholder reports of other similar funds.

	CLASS 1				CLASS 2
	Beginning Account Value	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period	Ending Account Value	Annual Expense Ratio	Expenses Paid During Period
Bond Portfolio	$1,000	$1,022.63	.51%	$2.60	$1,021.37	.76%	$3.87
Money Market Portfolio	1,000	1,024.60	.12%	0.61	NA	NA	NA
Mortgage Securities Portfolio	1,000	1,021.98	.64%	3.26	1,020.72	.89%	4.53
Index 500 Portfolio	1,000	1,024.05	.23%	1.17	1,022.79	.48%	2.45
International Bond Portfolio	1,000	1,020.37	.96%	4.89	1,019.11	1.21%	6.16
Index 400 Mid-Cap Portfolio	1,000	1,023.64	.31%	1.58	1,022.38	.56%	2.85
Real Estate Securities Portfolio	1,000	1,020.52	.93%	4.74	1,019.26	1.18%	6.01

Please note that the expenses shown in both tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the information provided in the hypothetical example table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Proxy Voting Policies and Procedures

A description of the policies and procedures that Advantus uses to vote proxies related to the Fund's portfolio securities is set forth in the Fund's Statement of Additional Information which is available without charge, upon request, by calling, toll-free, 800-995-3850 or on the Securities and Exchange Commission's website at www.sec.gov. The Fund will provide this document within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

Proxy Voting Record

The Fund's proxy voting record for the 12 month period ended December 31 is available by calling, toll-free, 866-330-7355 or on the Securities and Exchange Commission's website at www.sec.gov no later than August 31 each year. The Fund will also provide this information, within three business days of receipt of a request, by first-class mail or other means designed to ensure equally prompt delivery.

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of investment holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available to shareholders without charge on the SEC's website at www.sec.gov. Form N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC. More information of the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Advantus Series Fund, Inc.
Directors and Executive Officers

Under Minnesota law, the Board of Directors of the Fund has overall responsibility for managing the Fund in good faith and in a manner reasonably believed to be in the best interests of the Fund. The directors meet periodically throughout the year to oversee the Fund's activities, review contractual arrangements with companies that provide services to the Fund, and review the performance of the Fund and its Portfolios. None of the current directors are considered "interested persons" (as defined in the Investment Company Act of 1940) of the Fund. These directors, because they are not interested persons of the Fund, are considered independent ("Independent Directors") and are not employees or officers of, and have no financial interest in, the Fund's investment adviser, Advantus Capital Management, Inc. or its affiliated companies, including Minnesota Life Insurance Company. 75% of the Board of Directors is required to be comprised of Independent Directors.

Only executive officers and other officers who perform policy-making functions with the Fund are listed. None of the directors is a director of any public company (a company required to file reports under the Securities Exchange Act of 1934) or of any registered investment companies other than the Advantus Funds. Each director serves for an indefinite term, until his or her resignation, death or removal.

Name, Address(1) and Year of Birth	Position with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Independent Directors

Julie K. Getchell 1955	Director since October 21, 2011	Design Manager, Cargill, Inc. since July 2011; Global Services Manager, Cargill Animal Nutrition from March 2010 to July 2011; Senior Financial Consultant, Cargill, Inc. from April 2009 to March 2010; Chief Financial Officer, La Crosse Global Fund Services from 2006 to April 2009; Senior Managing Director, Black River Global Fund Services, Cargill, Inc. from May 2005 to 2006

Linda L. Henderson 1949	Director since January 25, 2007	Retired; Professional Advisor, Carlson School of Management, University of Minnesota, 2004 to May 2007; Senior Vice President, Director of Fixed Income Research and Strategies, RBC Dain Rauscher Investments, 1985 to 2004; Chartered Financial Analyst

Advantus Series Fund, Inc.
Directors and Executive Officers – continued

Name, Address(1) and Year of Birth	Position with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Independent Directors — continued

William C. Melton 1947	Director since April 25, 2002	Founder and President of Melton Research Inc. since 1997; member of the Advisory Board of Macroeconomic Advisors LLC since 1998; member, Minneapolis Star Tribune Board of Economists since 1986; member, State of Minnesota Council of Economic Advisors from 1988 to 1994; various senior positions at American Express Financial Advisors (formerly Investors Diversified Services and, thereafter, IDS/American Express) from 1982 through 1997, including Chief Economist and, thereafter, Chief International Economist

Interested Director

Gregory S. Strong 1944	Director since October 21, 2011	Retired; President, Advantus Series Fund, Inc. from April 2007 to July 2011; retired since December 2008, previously Senior Vice President, Chief Actuary and Treasurer, Minnesota Life Insurance Company; Treasurer, Minnesota Mutual Companies, Inc., Senior Vice President and Treasurer, Securian Financial Group, Inc.; Treasurer, Securian Holding Company

Advantus Series Fund, Inc.
Directors and Executive Officers – continued

Name, Address(1) and Year of Birth	Position with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Other Executive Officers(2)

David M. Kuplic 1957	President since July 28, 2011	Senior Vice President, Minnesota Life Insurance Company since June 2007; Executive Vice President and Director, Advantus Capital Management, Inc. since July 2007; Senior Vice President and Director, Advantus Capital Management, Inc., February 2006 to July 2007; President and Director, MCM Funding 1997-1, Inc. (entity holding legal title to mortgages beneficially owned by certain clients of Advantus Capital) since July 2007; Vice President, MCM Funding 1997-1, Inc., June 2004 to July 2007; President and Director, MCM Funding 1998-1, Inc. (entity holding legal title to mortgages beneficially owned by certain clients of Advantus Capital) since July 2007; Vice President, MCM Funding 1998-1, Inc., June 2004 to July 2007; Senior Vice President, Securian Financial Group, Inc. since June 2007; President and Director, MIMLIC Funding, Inc. (entity holding legal title to bonds beneficially owned by certain clients of Advantus Capital) since July 2007; Senior Vice President, Securian Life Insurance Company since June 2007; President and Director, Marketview Properties, LLC (entity holding real estate assets) since January 2010; President and Director, Marketview Properties II, LLC (entity holding real estate assets) since March 2010

Advantus Series Fund, Inc.
Directors and Executive Officers – continued

Name, Address(1) and Year of Birth	Position with Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years
Other Executive Officers(2) — continued

Gary M. Kleist 1959	Vice President and Treasurer since July 24, 2003	Financial Vice President, Chief of Operations and Director, Advantus Capital Management, Inc. since December 1997; Second Vice President, Minnesota Life Insurance Company since February 2000; Vice President and Secretary/Treasurer, MIMLIC Funding, Inc. (entity holding legal title to bonds beneficially owned by certain clients of Advantus Capital) since July 2003; Financial Vice President, MCM Funding 1997-1, Inc. since October 1998 and MCM Funding 1998-1, Inc. (entities holding legal title to mortgages beneficially owned by certain clients of Advantus Capital) since August 1998; Second Vice President, Securian Financial Group, Inc. since February 2000; Second Vice President, Securian Life Insurance Company since June 2007; Financial Vice President, Marketview Properties, LLC since January 2010 and Marketview Properties II, LLC (entities holding certain real estate assets) since March 2010

Bruce P. Shay 1961	Vice President since July 28, 2011	Executive Vice President, Minnesota Life Insurance Company since March 2010; Senior Vice President, Minnesota Life Insurance Company, February 2010 to February 2004; Executive Vice President, Securian Financial Group, Inc. since March 2010; Senior Vice President, Minnesota Life Insurance Company, February 2010 to February 2004; Executive Vice President and Director, Securian Life Insurance Company since June 2010; Senior Vice President, Securian Life Insurance Company, February 2007 to June 2010

Michael J. Radmer Dorsey & Whitney LLP 50 South Sixth Street Minneapolis, Minnesota 55402 1945	Secretary since April 16, 1998	Partner with the law firm of Dorsey & Whitney LLP

Advantus Series Fund, Inc.
Directors and Executive Officers – continued

(1)  Unless otherwise noted, the address of each director and officer is the address of the Fund: 400 Robert Street North, St. Paul, Minnesota 55101.

(2)  Although not a 'corporate' officer of the Trust, Vicki L. Bailey, born in 1955, has served as the Trust's Chief Compliance Officer since July 2004. Ms. Bailey is also Vice President, Investment Law, Chief Compliance Officer and Secretary, Advantus Capital Management, Inc.; Vice President, Minnesota Life Insurance Company; Vice President and Secretary, MCM Funding 1997-1, Inc. and MCM Funding 1998-1, Inc. (entities holding legal title to mortgages beneficially owned by certain clients of Advantus Capital); Vice President, Securian Financial Group, Inc.; Vice President, Securian Life Insurance Company; Director, Personal Finance Company LLC; Vice President and Secretary, Marketview Properties, LLC and Marketview Properties II, LLC (entities holding certain real estate assets).

(This page has been left blank intentionally.)

This offering is available through Securian Financial Services, Inc., a registered broker/dealer. Securian Financial Services, Inc. is the distributor of Minnesota Life and Securian Life variable insurance products.

This report may be used as sales literature in connection with the offer or sale of variable annuity or variable life insurance contracts funded by Advantus Series Fund, Inc. ("Fund") if preceded or accompanied by (a) the current prospectus for the Fund and such contracts and (b) the current applicable variable annuity or variable life performance report.

Securian Financial Services, Inc.

www.securian.com

Securities Dealer, Member FINRA/SIPC.

Registered Investment Advisor

400 Robert Street North, St. Paul, MN 55101-2098

1.888.237.1838

A00758-0212

Minnesota Life Insurance Company

A Securian Company

Securian Life Insurance Company

A New York admitted insurer

400 Robert Street North

St. Paul, MN 55101-2098

PRESORTED STANDARD
U.S. POSTAGE PAID
CAROL STREAM, IL
PERMIT NO. 1480

Call 1-800-362-3141 to receive your financial documents electronically. It's fast and convenient.

©2010 Advantus Series Fund, Inc. All rights reserved.

F38897 Rev 2-2012

ITEM 2.  CODE OF ETHICS.

Filed herewith as Exhibit 12(a)(1).  During the period covered by this report, there has been no amendment to the code of ethics that relates to any element of the code of ethics definition set forth in paragraph (b) of Item 2 of Form N-CSR, nor has the registrant granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions that relates to one or more of the items set forth in paragraph (b) of Item 2 of form N-CSR.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Directors of the Fund has determined that Julie K. Getchell, a member of the Board’s Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Ms.

Getchell as the Audit Committee’s financial expert.  Ms. Getchell is an “independent” Director pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)                                  Audit Fees

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

2011	2010
173,755	$169,520

(b)                                 Audit-Related Fees

The aggregate fees billed in each of the last two fiscal years for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item 4 were as follows:

2011	2010
0	-0-

There were no fees billed in each of the last two fiscal years for assurance and related services rendered by the principal accountant to the registrant’s investment adviser or to any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were required to be pre-approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(c)                                  Tax Fees

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice, tax planning and tax return preparation were as follows:

2011	2010
16,020	$15,380

There were no fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the investment adviser or to any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning that were required to be pre-approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d)                                 All Other Fees

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraphs (a) — (c) of this Item 4 were as follows:

2011	2010
0	-0-

There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the investment adviser or to any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant, other than the services reported in paragraphs (a) — (c) of this Item 4, that were required to be pre-approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(e)(1)                    Registrant’s audit committee has adopted the following pre-approval policies and procedures in accordance with paragraph (c)(7) of Rule 2-01 of Regulation S-X:

ADVANTUS SERIES FUND

AUDIT COMMITTEE POLICY regarding pre-approval of services provided by the Independent Auditor

The Audit Committee (the “Committee”) of the Advantus Series Fund, Inc. (the “Fund”) has responsibility for ensuring that all services performed by the independent audit firm for the funds do not impair the firm’s independence. This review is intended to provide reasonable oversight without removing management from its responsibility for day-to-day operations. In this regard, the Committee should:

•                  Understand the nature of the professional services expected to be provided and their impact on auditor independence and audit quality

•                  Examine and evaluate the safeguards put into place by the Fund and the auditor to safeguard independence

•                  Meet quarterly with the partner of the independent audit firm

•                  Consider approving categories of service that are not deemed to impair independence for a one-year period

It is important that a qualitative rather than a mere quantitative evaluation be performed by the Committee in discharging its responsibilities.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the Committee will review and consider whether to pre-approve the financial plan for audit fees as well as categories of audit-related and non-audit services that may be performed by the Fund’s independent audit firm directly for the Fund. At least annually the Committee will receive a report from the independent audit firm of all audit and non-audit services, which were approved during the year.

The engagement of the independent audit firm for any non-audit service requires the written pre-approval of the Fund’s Treasurer and all non-audit services performed by the independent audit firm will be disclosed in the required SEC periodic filings.

In connection with the Committee review and pre-approval responsibilities, the review by the Committee will consist of the following:

Audit Services

The categories of audit services and related fees to be reviewed and considered for pre-approval annually by the Committee or its delegate include the following:

•                  Annual Fund financial statement audits

•                  SEC and regulatory filings and consents

Audit-related Services

In addition, the following categories of audit-related services are deemed to be consistent with the role of the independent firm and, as such, will be considered for pre-approval by the Committee or its delegate, on an annual basis.

•                  Accounting consultations

•                  Fund merger support services

•                  Other accounting related matters

•                  Agreed Upon Procedure Reports

•                  Attestation Reports

•                  Other Internal Control Reports

Notwithstanding any annual pre-approval of these categories of services, individual projects with an estimated fee in excess of $20,000 are subject to pre-approval by the Committee on a case-by-case basis. Individual projects with an estimated fee of less than $20,000 are subject to pre-approval by the then-serving Chair of the Committee on a case-by-case basis.  The Chair shall thereafter report to the Full Committee on any such matters at the Committee’s next regularly scheduled meeting.

Tax Services

The following categories of tax services are deemed to be consistent with the role of the independent audit firm and, as such, will be considered for pre-approval by the Committee or its delegate, on an annual basis.

•                  Tax compliance services related to the filing or amendment of the following:

•                  Federal, state and local income tax compliance; and,

•                  Sales and use tax compliance

•                  Timely RIC qualification reviews

•                  Tax distribution analysis and planning

•                  Tax authority examination services

•                  Tax appeals support services

•                  Accounting methods studies

•                  Fund merger support services

•                  Tax consulting services and related projects

Notwithstanding any annual pre-approval of these categories of services, individual projects with an estimated fee in excess of $20,000 are subject to pre-approval by the Committee on a case-by-case basis. Individual projects with an estimated fee of less than $20,000 are subject to pre-approval by the then-serving Chair of the Committee on a case-by-case basis.  The Chair shall thereafter report to the Full Committee on any such matters at the Committee’s next regularly scheduled meeting.

Other Non-audit Services

The SEC auditor independence rules adopted in response to the Sarbanes-Oxley Act specifically allow certain non-audit services. Because of the nature of these services, none of these services may be commenced by the independent firm without the prior approval of the Audit Committee. The Committee may delegate this responsibility to one or more of the Committee members, with the decisions presented to the full Committee at the next scheduled meeting.

Proscribed Services

In accordance with SEC rules on independence, the independent audit firm is prohibited from performing services in the following categories of non-audit services:

•                  Management functions

•                  Accounting and bookkeeping services

•                  Internal audit services

•                  Financial information systems design and implementation

•                  Valuation services supporting the financial statements

•                  Actuarial services supporting the financial statements

•                  Executive recruitment

•                  Expert services (e.g., litigation support)

•                  Investment banking

Policy for Pre approval of Non-Audit Services Provided to Other Affiliated Entities

The Committee is also responsible for pre-approving certain non-audit services provided to Advantus Capital Management Inc. (“Advantus”) and any other entity under common control with Advantus that provides ongoing services to the Fund. The only non-audit services provided to these entities which require pre-approval are those services that relate directly to the operations and financial reporting of the Fund.

Although the Committee is not required to pre-approve all services provided to Advantus and affiliated service providers, the Committee will annually receive a report from the independent audit firm on the aggregate fees for all services provided to Advantus and its affiliates.

Advantus Series Fund, Inc.

pre-approval of services

Is the KPMG service performed directly for the Fund?
NO
Yes
Is Service related to affiliate under common control – providing on-going service to the Fund?
NO
No Audit Committee Pre-approval required
Yes
Does service relate directly to the operations and financial reporting of the Fund?
NO
Yes
Pre-approval of service on a case by case basis
Is service Audit, Audit Related, Tax Services or Other Non-Audit Services?
Yes
Is service Audit Services?
Yes
Pre-approval annually by Audit Committee
Is service Audit related or Tax Services?
Yes
Is service fee estimate >$20,000 (on an individual project basis)? (1)
NO
Yes
Pre-approval of service by Committee on a case by case basis
Pre-approval of service by Committee Chair on a case by case basis
Is service other Non-Audit Services?
Yes
Is service allowable under applicable SEC rules (not prohibited)?
NO
Service not allowed
Yes
Pre-approval of service by Committee on a case by case basis
(1) All projects will be continuously monitored for any revisions to fee estimates that would bring project cost > $20,000. For projects with fee estimates < $20,000, Audit Committee Chair pre-approval required. For Projects > $20,000, Audit Committee pre-approval required.

(e)(2)                    None of the services provided to the registrant described in paragraphs (b) — (d) of this Item 4 were pre-approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)                                    No disclosures are required by this Item 4(f).

(g)                                 The aggregate non-audit fees billed for each of the last two fiscal years by the registrant’s accountant for services rendered to the registrant and to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant were as follows:

2011	2010
393,700	$281,649

(h)                                 The registrant’s audit committee has considered that the provision of the non-audit services rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS.

Not applicable.  Schedule I — Investments in Securities of Unaffiliated Issuers is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The registrant has a governance committee of its board of directors, the members of which are all directors who are not “interested persons” of the registrant, as defined in Section 2(a)(19) of the Investment Company Act of 1940 (“independent directors”).  The governance committee, which operates in accordance with a separate governance committee charter approved by the board of directors, selects and recommends to the board of directors individuals for nomination as independent directors.  The names of potential independent director candidates are drawn from a number of sources, including recommendations from management of Advantus Capital Management, Inc., the registrant’s investment adviser.  Each candidate is evaluated by the governance committee with respect to the relevant business and industry experience that would enable the candidate to serve effectively as an independent director, as well as his or her compatibility with respect to business philosophy and style.  The members of the goverance committee may conduct an in-person interview of each viable candidate using a standardized questionnaire.  When all of the viable candidates have been evaluated and interviewed, the governance committee determines which of the viable candidates should be presented to the board of directors for selection to become a member of the board of directors.

Inasmuch as the registrant does not hold annual meetings of shareholders and meetings of shareholders occur only intermittently, the governance committee does not at present consider nominees recommended by shareholders.

ITEM 11.  CONTROLS AND PROCEDURES.

(a)                                  Based upon their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)                                 There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.  EXHIBITS.

(a)  File the exhibits listed below as part of this Form.  Letter or number the exhibits in the sequence indicated.

(1)                          Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit:

Exhibit 99.CODE ETH attached hereto.

(2)                          A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940 (17 CFR 270.30a-2):

Exhibit 99.CERT attached hereto.

(3)                          Any written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by this report by or on behalf of the registrant to 10 or more persons:

Not applicable.

(b)  If the report is filed under Section 13(a) or 15(d) of the Securities Exchange Act of 1934, provide the certifications required by Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14 under the Securities Exchange Act of 1934 (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit.  A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934 (15 U.S.C. 78r), or otherwise subject to the liability of that section.  Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the registrant specifically incorporates it by reference:

Exhibit 99.906 CERT attached hereto

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Advantus Series Fund, Inc.

By (Signature and Title)	/s/ David M. Kuplic
David M. Kuplic, President

Date: March 5, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ David M. Kuplic
David M. Kuplic, President (Principal Executive Officer)

By (Signature and Title)	/s/ Gary M. Kleist
Gary M. Kleist, Treasurer (Principal Financial Officer)

Date: March 5, 2012